       As filed with the Securities and Exchange Commission on May 1, 2001.
                                                             File Nos. 333-84769
                                                                       811-07451
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                 REGISTRATION STATEMENT UNDER THE
                 SECURITIES ACT OF 1933                  [ ]

                 PRE-EFFECTIVE AMENDMENT NO.             [ ]
                 POST-EFFECTIVE AMENDMENT NO. 3          [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                 AMENDMENT NO.13                         [X]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT--LAW SECTOR
                     JOHN HANCOCK PLACE, BOSTON, MA 02117
        (Address Of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, Including Area Code: (617) 572-9196

                          ARNOLD R. BERGMAN, ESQUIRE
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                INSURANCE & SEPARATE ACCOUNTS DEPT--LAW SECTOR
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (Name and Address of Agent for Service)

     It is proposed that this filing become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  on May 1, 2001 pursuant to paragraph (b) of Rule 485
     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485

     If appropriate check the following box

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933.

                           PROSPECTUS DATED MAY 1, 2001

     --------------------------------------------------------------------
                        REVOLUTION ACCESS VARIABLE ANNUITY
     --------------------------------------------------------------------

            a deferred combination fixed and variable annuity contract issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

------------------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                               MANAGED BY
  --------------------------                               ----------
  Equity Index...........................................  SSgA Funds Management, Inc.
  Growth & Income........................................  Independence Investment LLC and Putnam Investment Management LLC
  Large Cap Value........................................  T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM)...............................  Goldman Sachs Asset Management
  Large Cap Growth.......................................  Independence Investment LLC
  Large Cap Aggressive Growth............................  Alliance Capital Management L.P.
  Large/Mid Cap Value....................................  Wellington Management Company, LLP
  Fundamental Growth.....................................  Putnam Investment Management LLC
  Mid Cap Growth.........................................  Janus Capital Corporation
  Small/Mid Cap CORE(SM).................................  Goldman Sachs Asset Management
  Small/Mid Cap Growth...................................  Wellington Management Company, LLP
  Small Cap Equity.......................................  Capital Guardian Trust Company
  Small Cap Value........................................  T. Rowe Price Associates, Inc.
  Small Cap Growth.......................................  John Hancock Advisers, Inc.
  V.A. Relative Value....................................  John Hancock Advisers, Inc.
  AIM V.I. Value.........................................  A I M Advisors, Inc.
  AIM V.I. Growth........................................  A I M Advisors, Inc.
  Fidelity VIP Growth....................................  Fidelity Management & Research Company
  Fidelity VIP Contrafund(R).............................  Fidelity Management & Research Company
  MFS Investors Growth Stock.............................  MFS Investment Management(R)
  MFS Research...........................................  MFS Investment Management(R)
  MFS New Discovery......................................  MFS Investment Management(R)
  International Opportunities............................  T. Rowe Price International, Inc.
  International Equity...................................  Goldman Sachs Asset Management
  Fidelity VIP Overseas..................................  Fidelity Management & Research Company
  Emerging Markets Equity................................  Morgan Stanley Dean Witter Investment Management, Inc.
  Janus Aspen Worldwide Growth...........................  Janus Capital Corporation
  Real Estate Equity.....................................  Independence Investment LLC and Morgan Stanley Dean Witter Investment
                                                             Management, Inc.
  Health Sciences........................................  Putnam Investment Management LLC
  V.A. Financial Industries..............................  John Hancock Advisers, Inc.
  V.A. Technology........................................  John Hancock Advisers, Inc.
  Managed................................................  Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced........................................  Capital Guardian Trust Company
  Short-Term Bond........................................  Independence Investment LLC
  Bond Index.............................................  Mellon Bond Associates, LLP
  Active Bond............................................  John Hancock Advisers, Inc.
  V.A. Strategic Income..................................  John Hancock Advisers, Inc.
  High Yield Bond........................................  Wellington Management Company, LLP
  Global Bond............................................  Capital Guardian Trust Company
  Money Market...........................................  Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

     Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                     Mail Delivery                Phone:
                     -------------                ------
                                              1-800-824-0335
                     529 Main Street
                  Charlestown, MA 02129            Fax:
                                                   ----
                                              1-617-886-3070

Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. government, any bank, the Federal Deposit Insurance Corporation, the federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "Index Of Key Words."

     . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                               IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 49.

 The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

-------------------------------------------------------------------------------

                               INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

Key word                                                   Page
Accumulation units......................................     26
Annuitant...............................................     11
Annuity payments........................................     14
Annuity period..........................................     14
Contract year...........................................     12
Date of issue...........................................     12
Date of maturity........................................     26
Funds...................................................      2
Guarantee period........................................     13
Investment options......................................     15
Market value adjustment.................................     13
Premium payments........................................     11
Surrender...............................................     18
Surrender value.........................................     18
Total value of your contract............................     13
Variable investment options.............................  cover
Withdrawal..............................................     18

                                    FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

 Annual Contract Fee (applies only to Contracts of less than $50,000)    $  30

 Annual Contract Expenses (as a % of the average total value of the contract)

     . Asset-based Charge (for administration and mortality and expense
       risks)                                                             1.25%

       This charge doesn't apply to amounts held in the guarantee periods.

 Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                                         Total Fund    Total Fund
                                                            Investment  Distribution   Other Operating    Operating     Operating
                                                            Management   and Service   Expenses With   Expense With  Expense Absent
Fund Name                                                       Fee      (12b-1) Fees  Reimbursement   Reimbursement Reimbursement
---------                                                   ----------  -------------- ---------------  ------------- -------------
John Hancock Variable Series
Trust I (Note 1):
Equity Index................................................  0.13%           N/A           0.06%          0.19%         0.19%
Growth & Income.............................................  0.68%           N/A           0.08%          0.76%         0.76%
Large Cap Value.............................................  0.75%           N/A           0.05%          0.80%         0.80%
Large Cap Value CORE (SM)...................................  0.75%           N/A           0.10%          0.85%         1.90%
Large Cap Growth............................................  0.36%           N/A           0.10%          0.46%         0.46%
Large Cap Aggressive Growth.................................  0.90%           N/A           0.10%          1.00%         1.05%
Large/Mid Cap Value.........................................  0.95%           N/A           0.10%          1.05%         1.36%
Fundamental Growth*.........................................  0.90%           N/A           0.10%          1.00%         1.04%
Mid Cap Growth..............................................  0.81%           N/A           0.04%          0.85%         0.85%
Small/Mid Cap CORE (SM).....................................  0.80%           N/A           0.10%          0.90%         1.23%
Small/Mid Cap Growth........................................  0.75%           N/A           0.10%          0.85%         0.85%
Small Cap Equity*...........................................  0.90%           N/A           0.10%          1.00%         1.03%
Small Cap Value*............................................  0.95%           N/A           0.10%          1.05%         1.29%
Small Cap Growth............................................  0.75%           N/A           0.07%          0.82%         0.82%
International Opportunities.................................  0.83%           N/A           0.10%          0.93%         1.09%
International Equity........................................  1.00%           N/A           0.10%          1.10%         1.76%
Emerging Markets Equity.....................................  1.22%           N/A           0.10%          1.32%         2.49%
Real Estate Equity..........................................  1.01%           N/A           0.09%          1.10%         1.10%
Health Sciences.............................................  1.00%           N/A           0.10%          1.10%         1.10%
Managed.....................................................  0.66%           N/A           0.09%          0.75%         0.75%
Global Balanced.............................................  1.05%           N/A           0.10%          1.15%         1.44%
Short-Term Bond.............................................  0.30%           N/A           0.06%          0.36%         0.36%
Bond Index..................................................  0.15%           N/A           0.10%          0.25%         0.27%

                                                                                                                       -------------
                                                                                                                         Total Fund
                                                                         Investment  Distribution and  Other Operating    Operating
                                                                         Management      Service        Expenses With   Expense With
Fund Name                                                                    Fee       (12b-1) Fees     Reimbursement  Reimbursement
---------                                                                ----------  ----------------  --------------  -------------
John Hancock Variable Series Trust I - continued (Note 1):
Active Bond...........................................................     0.62%           N/A              0.10%          0.72%
High Yield Bond.......................................................     0.65%           N/A              0.10%          0.75%
Global Bond...........................................................     0.85%           N/A               010%          0.95%
Money Market..........................................................     0.25%           N/A              0.04%          0.29%


John Hancock Declaration Trust (Note 2):
V.A. Relative Value...................................................     0.60%           N/A              0.19%          0.79%
V.A. Financial Industries.............................................     0.80%           N/A              0.10%          0.90%
V.A. Technology.......................................................     0.80%           N/A              0.25%          1.05%
V.A. Strategic Income.................................................     0.60%           N/A              0.16%          0.76%

Aim Variable Insurance Funds:
AIM V.I. Value........................................................     0.61%           N/A              0.23%          0.84%
AIM V.I. Growth.......................................................     0.61%           N/A              0.22%          0.83%

Variable Insurance Products Fund - Service Class (Note 3):
Fidelity VIP Growth...................................................     0.57%          0.10%             0.09%          0.76%
Fidelity VIP Overseas.................................................     0.72%          0.10%             0.17%          0.99%

Variable Insurance Products Fund II - Service Class (Note 3):
Fidelity VIP Contrafund(R)............................................     0.57%          0.10%             0.09%          0.76%

MFS Variable Insurance Trust - Initial Class shares (Note 4):
MFS Investors Growth Stock**..........................................     0.75%          0.00%             0.16%          0.91%
MFS Research..........................................................     0.75%          0.00%             0.10%          0.85%
MFS New Discovery.....................................................     0.90%          0.00%             0.16%          1.06%

Janus Aspen Series - Service Shares Class (Note 5):
Janus Aspen Worldwide Growth..........................................     0.65%          0.25%             0.05%          0.95%
                                                                                                                       -------------

  Notes To Annual Fund Expenses
    (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Health Sciences Fund are estimates because the fund was not in operation in 2000. Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Small Cap Value and Large Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. See the accomanying prospectus of the fund for details.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

 **   MFS Investors Growth Stock was formerly "MFS Growth Series."

  (5) Percentages shown for the Janus Aspen fund are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund. Expenses are shown without the effect of any expense offset arrangement.


Examples

The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

---------------------------------------------------------------------
                                 1 Year   3 Years  5 Years  10 Years
---------------------------------------------------------------------
  Equity Index                     $16      $48      $ 83     $182
---------------------------------------------------------------------
  Growth & Income                  $21      $66      $113     $243
---------------------------------------------------------------------
  Large Cap Value                  $22      $67      $115     $247
---------------------------------------------------------------------
  Large Cap Value CORE(SM)         $22      $69      $117     $252
---------------------------------------------------------------------
  Large Cap Growth                 $18      $57      $ 97     $212
---------------------------------------------------------------------
  Large Cap Aggressive Growth      $24      $73      $125     $268
---------------------------------------------------------------------
  Large/Mid Cap Value              $24      $75      $128     $273
---------------------------------------------------------------------
  Fundamental Growth               $24      $73      $125     $268
---------------------------------------------------------------------
  Mid Cap Growth                   $22      $69      $117     $252
---------------------------------------------------------------------
  Small/Mid Cap CORE(SM)           $23      $70      $120     $257
---------------------------------------------------------------------
  Small/Mid Cap Growth             $22      $69      $117     $252
---------------------------------------------------------------------
  Small Cap Equity                 $24      $73      $125     $268
---------------------------------------------------------------------
  Small Cap Value                  $24      $75      $128     $273
---------------------------------------------------------------------
  Small Cap Growth                 $22      $68      $116     $249
---------------------------------------------------------------------
  V.A. Relative Value              $22      $67      $114     $246
---------------------------------------------------------------------
  AIM V.I. Value                   $22      $68      $117     $251
---------------------------------------------------------------------
  AIM V.I. Growth                  $22      $68      $116     $250
---------------------------------------------------------------------
  Fidelity VIP Growth              $21      $66      $113     $243
---------------------------------------------------------------------
  Fidelity VIP Contrafund(R)       $21      $66      $113     $243
---------------------------------------------------------------------
  MFS Investors Growth Stock       $23      $70      $120     $258
---------------------------------------------------------------------
  MFS Research                     $22      $69      $117     $252
---------------------------------------------------------------------
  MFS New Discovery                $24      $75      $128     $274
---------------------------------------------------------------------
  International Opportunities      $23      $71      $122     $261
---------------------------------------------------------------------
  International Equity             $25      $76      $130     $278
---------------------------------------------------------------------
  Fidelity VIP Overseas            $24      $73      $125     $267
---------------------------------------------------------------------
  Emerging Markets Equity          $27      $83      $141     $299
---------------------------------------------------------------------
  Janus Aspen Worldwide Growth     $23      $72      $123     $263
---------------------------------------------------------------------
  Real Estate Equity               $25      $76      $130     $278
---------------------------------------------------------------------
  Health Sciences                  $25      $76      $130     $278
---------------------------------------------------------------------
  V.A. Financial Industries        $23      $70      $120     $257
---------------------------------------------------------------------
  V.A. Technology                  $24      $75      $128     $273
---------------------------------------------------------------------
  Managed                          $21      $65      $112     $242
---------------------------------------------------------------------
  Global Balanced                  $25      $78      $133     $283
---------------------------------------------------------------------
  Short-Term Bond                  $17      $54      $ 92     $201
---------------------------------------------------------------------
  Bond Index                       $16      $50      $ 87     $189
---------------------------------------------------------------------
  Active Bond                      $21      $65      $111     $239
---------------------------------------------------------------------
  V.A. Strategic Income            $21      $66      $113     $243
---------------------------------------------------------------------
  High Yield Bond                  $21      $65      $112     $242
---------------------------------------------------------------------
  Global Bond                      $23      $72      $123     $263
---------------------------------------------------------------------
  Money Market                     $17      $51      $ 89     $193
---------------------------------------------------------------------

   If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

  ----------------------------------------------------------------------------
                                      1 Year   3 Years   5 Years  10 Years
  ----------------------------------------------------------------------------
    Equity Index                        $16      $48      $ 83      $182
  ----------------------------------------------------------------------------
    Growth & Income                     $21      $66      $113      $243
  ----------------------------------------------------------------------------
    Large Cap Value                     $22      $67      $115      $247
  ----------------------------------------------------------------------------
    Large Cap Value CORE(SM)            $22      $69      $117      $252
  ----------------------------------------------------------------------------
    Large Cap Growth                    $18      $57      $ 97      $212
  ----------------------------------------------------------------------------
    Large Cap Aggressive Growth         $24      $73      $125      $268
  ----------------------------------------------------------------------------
    Large/Mid Cap Value                 $24      $75      $128      $273
  ----------------------------------------------------------------------------
    Fundamental Growth                  $24      $73      $125      $268
  ----------------------------------------------------------------------------
    Mid Cap Growth                      $22      $69      $117      $252
  ----------------------------------------------------------------------------
    Small/Mid Cap CORE(SM)              $23      $70      $120      $257
  ----------------------------------------------------------------------------
    Small/Mid Cap Growth                $22      $69      $117      $252
  ----------------------------------------------------------------------------
    Small Cap Equity                    $24      $73      $125      $268
  ----------------------------------------------------------------------------
    Small Cap Value                     $24      $75      $128      $273
  ----------------------------------------------------------------------------
    Small Cap Growth                    $22      $68      $116      $249
  ----------------------------------------------------------------------------
    V.A. Relative Value                 $22      $67      $114      $246
  ----------------------------------------------------------------------------
    AIM V.I. Value                      $22      $68      $117      $251
  ----------------------------------------------------------------------------
    AIM V.I. Growth                     $22      $68      $116      $250
  ----------------------------------------------------------------------------
    Fidelity VIP Growth                 $21      $66      $113      $243
  ----------------------------------------------------------------------------
    Fidelity VIP Contrafund(R)          $21      $66      $113      $243
  ----------------------------------------------------------------------------
    MFS Investors Growth Stock          $23      $70      $120      $258
  ----------------------------------------------------------------------------
    MFS Research                        $22      $69      $117      $252
  ----------------------------------------------------------------------------
    MFS New Discovery                   $24      $75      $128      $274
  ----------------------------------------------------------------------------
    International Opportunities         $23      $71      $122      $261
  ----------------------------------------------------------------------------
    International Equity                $25      $76      $130      $278
  ----------------------------------------------------------------------------
    Fidelity VIP Overseas               $24      $73      $125      $267
  ----------------------------------------------------------------------------
    Emerging Markets Equity             $27      $83      $141      $299
  ----------------------------------------------------------------------------
    Janus Aspen Worldwide Growth        $23      $72      $123      $263
  ----------------------------------------------------------------------------
    Real Estate Equity                  $25      $76      $130      $278
  ----------------------------------------------------------------------------
    Health Sciences                     $25      $76      $130      $278
  ----------------------------------------------------------------------------
    V.A. Financial Industries           $23      $70      $120      $257
  ----------------------------------------------------------------------------
    V.A. Technology                     $24      $75      $128      $273
  ----------------------------------------------------------------------------
    Managed                             $21      $65      $112      $242
  ----------------------------------------------------------------------------
    Global Balanced                     $25      $78      $133      $283
  ----------------------------------------------------------------------------
    Short-Term Bond                     $17      $54      $ 92      $201
  ----------------------------------------------------------------------------
    Bond Index                          $16      $50      $ 87      $189
  ----------------------------------------------------------------------------
    Active Bond                         $21      $65      $111      $239
  ----------------------------------------------------------------------------
    V.A. Strategic Income               $21      $66      $113      $243
  ----------------------------------------------------------------------------
    High Yield Bond                     $21      $65      $112      $242
  ----------------------------------------------------------------------------
    Global Bond                         $23      $72      $123      $263
  ----------------------------------------------------------------------------
    Money Market                        $17      $51      $ 89      $193
  ----------------------------------------------------------------------------

                               BASIC INFORMATION

    This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

    Question                                                                    Starting on page
    --------                                                                    ----------------
What is the contract?..........................................................        11

Who owns the contract?.........................................................        11

Is the owner also the annuitant?...............................................        11

How can I invest money in a contract?..........................................        11

How will the value of my investment in the contract change over time?..........        13

What annuity benefits does the contract provide?...............................        14

To what extent can JHVLICO vary the terms and conditions of its contracts?.....        14

What are the tax consequences of owning a contract?............................        14

How can I change my contract's investment allocations?.........................        15

What fees and charges will be deducted from my contract?.......................        17

How can I withdraw money from my contract?.....................................        18

What happens if the annuitant dies before my contract's date of maturity?......        19

What other benefits can I purchase under a contract?...........................        20

Can I return my contract?......................................................        22

What is the contract?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

Who owns the contract?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

Is the owner also the annuitant?

     Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant or joint annuitant. You could also name as joint annuitants two persons other than yourself.

How can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $25,000 initial premium payment to purchase a contract. If you purchase your contract through the automatic investment plan, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Applying for a contract

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However, you may not make any premium
       if your contract is used to fund  payments after the annuitant reaches age
      ------------------------------------------------------------------
        a "tax qualified plan"*                     70 1/2**
      ------------------------------------------------------------------
        a non-tax qualified plan                    85
      ------------------------------------------------------------------

      * as that term is used in "Tax Information," beginning on page 29. ** except for a Roth IRA, which has no age limit.

     We will not issue a contract if the proposed annuitant is older than age
84. We may waive any of these limits, however.

Ways to make premium payments

     Premium payments made by check or money order should be:

 .    drawn on a U.S. bank,

 .    drawn in U.S. dollars, and

 .    made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below.

     You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 .    issue a contract;

 .    accept premium payments;  or

 .    allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

How will the value of my investment in the contract change over time?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 20.

     The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

     However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ('MVA')" beginning on page 25.

     At any time before the date of maturity, the total value of your contract equals:

 .    the total amount you invested,

 .    minus all charges we deduct,

 .    minus all withdrawals you have made,

 .    plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

 .    plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

 .    plus the interest we credit to any of your contract's value while it is in a guarantee period.

What annuity benefits does the contract provide?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.

     Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 26, for information about all of these choices you can make.

To what extent can JHVLICO vary the terms and conditions of its contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 .    partial withdrawal (including systematic withdrawals)

 .    full withdrawal ("surrender")

 .    payment of death benefit proceeds as a single sum upon the annuitant's death

 .    periodic payments under one of our annuity payment options

     In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

 .    the type of the distribution,

 .    when the distribution is made,

 .    the nature of any tax qualified retirement plan for which the contract is being used, if any, and

 .    the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     The favorable tax benefits available for annuity contracts issued in connection with tax-qualified plans are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

How can I change my contract's investment allocations?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer, free of any charge,

 .    all or part of the assets held in one variable investment option to any other available variable investment option or guarantee period, or

 .    all or part of the assets held in one guarantee period to any other available guarantee period or variable investment option (these transfers may, however, incur a market value adjustment--either positive or negative.)

     Currently, we impose no charge for transfers of more than 12 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing or dollar-cost averaging programs do not count toward the 12 you are allowed each year. However, you may not:

 .    transfer more than $1,000,000 in a contract year into any one variable investment option or guarantee period, without our prior approval,

 .    make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

 .    make any transfers, during the annuity period, to or from a guarantee period, or

 .    make any transfer during the annuity period that would result in more than four investment options being used at once.

We reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

     The contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2.

     Your request should include:

 .    your name,

 .    daytime telephone number,

 .    contract number,

 .    the names of the investment options to and from which assets are being transferred, and

 .    the amount of each transfer.

     The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis.

     The following conditions apply to the dollar-cost averaging program:

 .    You may elect the program only if the total value of your contract equals
     $15,000 or more.

 .    The amount of each transfer must equal at least $250.

 .    You may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

 .    You may discontinue the program at any time.

 .    The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

 .    Automatic transfers to or from guarantee periods are not permitted.

 .    We reserve the right to suspend or terminate the program at any time.

Strategic rebalancing

     This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

     This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

     Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

     The guarantee periods do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

What fees and charges will be deducted from my contract?

Asset-based charge

     We deduct a daily asset-based charge that compensates us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.25% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

     In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value on the contract anniversary of less than $50,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Other charges

  We offer, subject to state availability, four optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

     ----------------------------------------------------------------------------------------------------------
     Enhanced death benefit                                0.15% of your contract's total value
     ----------------------------------------------------------------------------------------------------------
                                                           0.40% of your initial premium payment (we reserve
     Accumulated value enhancement                         the right to increase this percentage on a uniform
                                                           basis for all riders issued in the same state)
     ----------------------------------------------------------------------------------------------------------
     Guaranteed retirement income benefit                  0.30% of your contract's total value
     ----------------------------------------------------------------------------------------------------------

     We deduct the charge proportionally from each of your investment options, based on your value in each.

How can I withdraw money from my contract?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

 .    surrender your contract for a cash payment of its "surrender value," or

 .    make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable
                             -----
premium tax, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
29. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your
                                           --------------
investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal:

 .    for an amount less than $100, or

 .    if the remaining total value of your contract would be less than $1,000.

     We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 13. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

 .    You may elect the plan only if the total value of your contract equals
     $25,000 or more.

 .    The amount of each systematic withdrawal must equal at least $100.

 .    If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

 .    You may cancel the plan at any time.

 .    We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

What happens if the annuitant dies before my contract's date of maturity?

     If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity.

     If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," beginning on page 28.)

     We will pay a "standard" death benefit, unless you have chosen an "enhanced death benefit rider," as discussed below.

Standard death benefit

     The standard death benefit is the greater of:
                                       -------

 .    the total value of your contract, adjusted by any then-applicable market value adjustment, or

 .    the total amount of premium payments made, minus any partial withdrawals.

     We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 .    proof of the annuitant's death, and

 .    any required instructions as to method of settlement.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 28.

Enhanced death benefit rider

     If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider.

     Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greatest of:

 .    the amount of each premium you have paid, accumulated at 5% effective annual interest (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

 .    the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, plus any
                                                                 ----
     premium payments you have made since that anniversary, minus any
                                                            -----
     withdrawals you have taken since that anniversary; or

 .    the total value of your contract (adjusted by any market value adjustment)
     as of the date we receive due proof of the annuitant's death.

     For these purposes, however, we count only those contract anniversaries that occur (1) before we receive proof of death and (2) before the annuitant
               ------                                   ------
attains age 80 1/2.

     You may elect this rider only when you apply for the contract and only if
                              ----
this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 18 under "Other charges." For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

     This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

What other benefits can I purchase under a contract?

     In addition to the enhanced death benefit rider discussed above, we currently make available two other optional benefits if your state permits and you are under age 75 when you apply for a contract. These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request.

Accumulated value enhancement

     Under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be the annuitant):

 .    is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

 .    is receiving certain qualified services described in the rider.

     The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

     You may elect this rider only when you apply for the contract. There is a monthly charge for this rider. The charge is described under "Other charges" on page 18.

     The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

     If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

     If you purchase this rider:

 .    you and your immediate family will also have access toa national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

 .    you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

     In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

Guaranteed retirement income benefit

     Under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

 .    The date of maturity must be within the 30 day period following a contract anniversary.

 .    If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

 .    If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

     You cannot elect this rider at any time after your contract is issued. If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

     If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

     If you exercise your rights under this rider, we guarantee that the amount we apply to this annuity payment option will be the same amount as if your premium payments had earned a return prescribed by the rider, rather than the return they earned in the subaccounts you actually chose. Under this rider, we would apply that guaranteed amount to the fixed annuity payment option specified in the rider in the same manner and on the same terms as if you had, in the absence of this rider, elected to apply total contract value in the same amount to that same annuity payment option.

     There is a monthly charge for this rider, which is described at page 21 under "Other charges." The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states ) after you receive it. To cancel your contract, simply deliver or mail it to:

          .    JHVLICO at the address shown on page 2, or

          .    the JHVLICO representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA", you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                            ADDITIONAL INFORMATION

This Section of the Prospectus provides additional information that is not contained in the Basic Information Section on Pages 11 through 22.

Contents of this section                                Starting on page

Description of JHVLICO................................         24

Who should purchase a contract?.......................         24

How we support the variable investment options........         24

How we support the guarantee periods..................         25

How the guarantee periods work........................         25

The accumulation period...............................         26

The annuity period....................................         26

Variable investment option valuation procedures.......         28

Distribution requirements following death of owner....         28

Miscellaneous provisions..............................         29

Tax information.......................................         29

Further information about JHVLICO.....................         33

Management's discussion and analysis..................         35

Performance information...............................         47

Reports...............................................         47

Voting privileges.....................................         47

Certain changes.......................................         47

Distribution of contracts.............................         48

Experts...............................................         48

Registration statement................................         49

Condensed Financial Information.......................         50

JHVLICO financial statements..........................         55

Appendix A - Details About Our Guarantee Periods......        108

Description of JHVLICO

   We are JHVLICO, a stock life insurance company organized, in 1979, under the laws of the Commonwealth of Massachusetts. We have authority to transact business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 2000, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

   It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

Who should purchase a contract?

   We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 24. We also designed the contracts for purchase under:

 . traditional individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code;

 . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section
   408A of the Code;

 . SIMPLE IRA plans adopted under Section 408(p) of the Code;

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code;

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

 . pension or profit-sharing plans qualified under section 401(a) of the Code.

   In certain circumstances, we may also make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code.

   When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

   We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

   To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

   We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

   The Account's assets, including the Series Funds' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the contracts cannot be reached by any other persons who may have claims against us.

   All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all

JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

How we support the guarantee periods

   All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

How the guarantee periods work

   Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

 . withdraw all or a portion of any such amount from the contract,

 . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

 . allocate all or a portion of such amount to one or more of the variable investment options.

   You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

   We currently make available guarantee periods with durations up to ten years. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

   Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

--------------------------------------------------------------------------------
 We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates.
--------------------------------------------------------------------------------

   You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time, by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

   If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

 . death benefits pursuant to your contract,

 . amounts you apply to an annuity option, and

 . amounts paid in a single sum in lieu of an annuity.

   The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

  Here is how the MVA works:

--------------------------------------------------------------------------------
 We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken with

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

 If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

 If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

   For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

   The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

The accumulation period

Your value in our variable investment options

   Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

   To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

   -----------------------------------------------------------------
        dollar amount of transaction
                             divided by
        value of one accumulation unit for the applicable
        variable investment option at the time of such transaction
   -----------------------------------------------------------------

   The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

   Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

   -----------------------------------------------------------------------
        number of accumulation units in the variable investment options times

        value of one accumulation unit for the applicable
        variable investment option at that time
   -----------------------------------------------------------------------

Your value in the guarantee periods

   On any date, the total value of your contract in a guarantee period equals:

 . the amount of premium payments or transferred amounts allocated to the guarantee period, minus

 . the amount of any withdrawals or transfers paid out of the guarantee period, minus

 . the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

 . the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

 . the amount of any charges and fees deducted from that guarantee period, plus

 . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

The annuity period

   Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

   Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be:

 . at least 6 months after the date the first premium payment is applied to your contract, and

 . no later than the maximum age specified in your contract (normally age 95).

   Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 31.)

Choosing fixed or variable annuity payments

   During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for each variable investment option.

   We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

   We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

   Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

   Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 28).

   Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

   If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

 . Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

   We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

   The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

   Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate"
   (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate

   The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

   You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

   The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:
-------

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

   Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

   Option A: life annuity with payments for a guaranteed period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

   Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

   Option B: life annuity without further payment on death of payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

   Option C: joint and last survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

   Option D: joint and 1/2 survivor; or joint and 2/3 survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

   Option E: life income with cash refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

   Option F: income for a fixed period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

   Option G: income of a specific amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

   With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

   If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

 . Option A: "life annuity with 5 years guaranteed" and

 . Option B: "life annuity without further payment on the death of payee."

Variable investment option valuation procedures

   We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Distribution requirements following death of owner

   If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

   In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

--------------------------------------------------------------------------------
 If you die before annuity payments have begun:

 . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

 . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

      (1) paid out in full within five years of your death or

      (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

   If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

 . the surrender value if paid out in full within five years of your death, or

 . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

 If you die on or after annuity payments have begun:

 . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

   The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

Miscellaneous provisions

Assignment; change of owner or beneficiary

   To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

   Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record and

 . certain other conditions referenced in the contract.

   An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

   We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

   The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

   Undistributed gains

   We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

   However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

   When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

   The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders and withdrawals before date of maturity

   When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

   When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain." Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

   For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   Penalty for premature withdrawals

   The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Accumulated value enhancement rider

   If you have elected the accumulated value enhancement rider, the Internal Revenue Service might take the position that each charge associated with this rider is deemed a withdrawal from the contract which would be subject to income tax and, if you have not yet attained age 59 1/2, the special 10% penalty tax for withdrawals from contracts before the age of 59 1/2. You should consult a competent tax adviser before electing this rider.

   Puerto Rico annuity contracts not purchased to fund a tax qualified plan

   Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

   Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

   The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

   We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. In addition, certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

   Tax-free rollovers

   You may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . any tax-qualified plan to a traditional IRA,

 . any tax-qualified plan to another tax-qualified plan of the same type (i.e.
   403(b) to 403(b), corporate plan to corporate plan, etc.), and

 . from a regular IRA to a Roth IRA, subject to special restrictions discussed below.

   Your existing plan administrator does not have to withhold tax if you roll over your entire distribution and you request payment to be made directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   Traditional IRAs

   A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . $2,000 per year.

   You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

   You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

   The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

   Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

   If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

   The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Roth IRAs

   In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

   If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

   The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

   You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

 The $2,000 Roth IRA contribution limit does not apply to converted amounts.

   You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

   SIMPLE IRA plans

   In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

   Simplified Employee Pension plans (SEPs)

   SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2001).

   Section 403(b) plans

   Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

   The amount of such non-taxable contributions each year

 . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 . is subject to certain other limits (described in Section 415 of the Code).

   When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

   Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

   Pension and profit sharing plans qualified under Section 401(a)

   In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

   Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

       "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

       Government deferred compensation plans

     You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or intrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

 . $7,500 or

 . 33 1/3% of your "includible income" (as defined in the Code).

The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

       Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

       Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

Further Information About JHVLICO

     We are JHVLICO, a stock life insurance company, organized in 1979 under the laws of the Commonwealth of Massachusetts. JHVLICO commenced operations in 1980. Currently, JHVLICO writes term, whole, variable and universal life insurance policies and variable annuity contracts in all states except New York. JHVLICO is wholly-owned by John Hancock Life Insurance Company (formerly known as John Hancock Mutual Life Insurance Company, hereinafter referred to as "JHLICO" or "John Hancock"), a life insurance company organized under the laws of Massachusetts in 1862. Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e. demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc. which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering in which 102 million shares of common stock were issued at an initial public offering price of $17 per share. At December 31, 2000, JHVLICO had $74.8 billion of gross life insurance in force.

     JHVLICO markets its policies through

       . John Hancock's sales organization, which includes a career agency system composed of company-supported independent general agencies and,

       . various unaffiliated broker-dealers and certain financial institutions with which John Hancock and JHVLICO have sales agreements.

     In 1993, JHVLICO acquired Colonial Penn Annuity and Life Insurance Company and renamed it John Hancock Life Insurance Company of America. On March 5, 1998, the name of the company was changed from John Hancock Life Insurance Company of America to Investors Partner Life Insurance Company ("IPL").

                            Selected financial data

   ------------------------------------------------------------------------

   The following table sets forth certain selected financial data. The table first presents selected financial data of our consolidated results of operations for the year ended December 31, 2000 and statement of financial position data as of December 31, 2000 on a basis of generally accepted accounting principles ("GAAP"). This data has been derived from our audited GAAP basis financial statements included elsewhere in this prospectus. After that, the table presents selected statement of operations data for each of the two years ended December 31, 2000 and 1999 and statement of financial position data as of December 31, 2000 and 1999 on a basis prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance ("statutory" or "Stat" basis). This data has been derived from our audited statutory basis financial statements included elsewhere in this prospectus. After that, the table presents selected statement of operations data for the years ended December 31, 1998, 1997 and 1996 and statement of financial position data as of December 31, 1998, 1997 and 1996 that have been derived from our audited statutory basis financial statements not included herein.

   You should read the following selected historical financial data along with other information including "Management's Discussion and Analysis" immediately following this section and our financial statements and the notes to the financial statements beginning on page 35.

   Past results do not necessarily indicate future results.

   ------------------------------------------------------------------------


                                           Year                Year                Year                Year            Year
                                           ended               ended               ended               ended           ended
                                          December            December            December            December        December
                                         31, 2000             31, 2000            31, 1999            31, 1998        31, 1997
                                      (in millions-GAAP) (in millions-Stat) (in millions-Stat) (in millions-Stat) (in millions-Stat)
                                      ------------------ ------------------ ------------------ ------------------ ------------------
STATEMENT OF OPERATIONS DATA:
  Premiums............................       $    28.6           $   945.5         $   950.8           $1,272.3         $  872.7
  Net investment income...............           213.4               176.7             136.0              122.8             89.7
  Net realized capital gains
    (losses)..........................           (10.6)                 --                --                 --               --
   Other income, net..................           337.3               475.6             605.4              618.1            449.1
                                             ---------           ---------         ---------           --------         --------
 TOTAL REVENUES.......................       $   568.7           $ 1,597.8         $ 1,692.2            2,013.2          1,411.5
   Total benefits and expenses........       $   425.5           $ 1,574.4         $ 1,573.6            1,963.9          1,342.5
  Federal income tax expense
    (credit)..........................            43.8               (18.0)             42.9               33.1             38.5
  Net realized capital gains
    (losses)..........................              --               (18.2)             (1.7)              (0.6)            (3.0)
  Net gain/net income.................       $    99.4           $    23.2         $    74.0           $   15.6         $   27.5
BALANCE SHEET DATA:
   Total assets.......................       $12,194.7           $10,720.2         $10,613.0           $8,599.0         $6,521.5
   Total obligations..................        11,389.1            10,271.4          10,216.0            8,268.2          6,199.8
  Total stockholder's equity/
  policyholders' contingency reserve..       $   805.6           $   448.8         $   397.0           $  330.8         $  321.7

                                           Year
                                           ended
                                          December
                                         31, 2000
                                      (in millions-GAAP)
                                      ------------------
STATEMENT OF OPERATIONS DATA:
  Premiums............................       $   820.6
  Net investment income...............            76.1
  Net realized capital gains
    (losses)..........................              --
   Other income, net..................           427.7
                                             ---------
 TOTAL REVENUES.......................         1,324.4
   Total benefits and expenses........         1,249.0
  Federal income tax expense
    (credit)..........................            38.6
  Net realized capital gains
    (losses)..........................            (1.5)
  Net gain/net income.................       $    35.3
BALANCE SHEET DATA:
   Total assets.......................       $ 4,567.8
   Total obligations..................         4,284.7
  Total stockholder's equity/
  policyholders' contingency reserve..       $   283.1

 Management's discussion and analysis

     The following narrative reviews our consolidated financial condition and results of operations as of, and for the year ended, December 31, 2000, respectively, and, where appropriate, factors that may affect future financial performance. Also contained herein is a review of our statutory-basis financial position and results of operations as of, and for the years ended, December 31, 2000, 1999 and 1998, respectively. These discussions should be read in conjunction with the audited consolidated GAAP-basis and statutory-basis financial statements and related notes, included elsewhere in this prospectus.

Forward-Looking Information

     The statements, analyses, and other information contained herein relating to trends in JHVLICO's operations and financial results, the markets for JHVLICO's products, the future development of JHVLICO's business, and the contingencies and uncertainties to which JHVLICO may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their effects on JHVLICO and may not be those anticipated by management. JHVLICO's actual results may differ materially from the results anticipated in these forward-looking statements.

     These forward-looking statements are subject to risks and uncertainties including, but not limited to, the risks that (1) a significant downgrade in our ratings for claims-paying ability and financial strength may lead to policy and contract withdrawals and materially harm our ability to market our products, (2) elimination of Federal tax benefits for our products and other changes in laws and regulations (including in particular the possible amendment or repeal of the Federal Estate Tax) which JHVLICO expects would adversely affect sales of our insurance and investment advisory products, (3) we face increasing competition in our retail business from mutual fund companies, banks and investment management firms as well as from other insurance companies, (4) a decline or increased volatility in the securities markets, and other economic factors, may adversely affect our business, particularly our variable life insurance and variable annuity business, (5) our life insurance sales are highly dependent on a third party distribution relationship, (6) customers may not be responsive to new or existing products or distribution channels, (7) interest rate volatility may adversely affect our profitability, (8) our net income and revenues will suffer if customers surrender annuities and variable and universal life insurance policies, (9) we will face losses if the claims on our insurance products, or reductions in rates of mortality on our annuity products, are greater than we projected, (10) we face risks relating to our investment portfolio, (11) we may experience volatility in net income due to changes in standards for accounting for derivatives and other changes, (12) we are subject to risk-based capital requirements and possible guaranty fund assessments, (13) the National Association of Insurance Commissioners' codification of statutory accounting practices will adversely affect our statutory surplus, (14) we may be unable to retain personnel who are key to our business, (15) we face risks from ceded reinsurance business in respect to life insurance,and (16) litigation and regulatory proceedings may result in financial losses, harm our reputation and divert management resources.

     You are also directed to other risks and uncertainties discussed, as well as to further discussion of the risks described above, in other documents filed by us with the United States Securities and Exchange Commission. We specifically disclaim any obligation to update or revise any forward-looking information, whether as a result of new information, future developments, or otherwise.

Overview

     We are a leading life insurance company providing a broad range of products and services in one major business, the retail business, which offers insurance protection and asset gathering products and services primarily to retail consumers.

     Our GAAP revenues are derived principally from:

 . premiums on individual life insurance and annuities with life contingencies;

 . product charges from variable and universal life insurance products and annuities;

 . net investment income and realized investment gains on general account assets.

     Our GAAP expenses consist principally of insurance benefits provided to policyholders, interest credited on policyholders' general account balances, dividends to policyholders, other operating costs and expenses, which include commissions and general business expenses, net of expenses deferred, amortization of deferred policy acquisition costs, and premium and income taxes.

     Our profitability depends in large part upon: (1) the adequacy of our product pricing, which is primarily a function of competitive conditions, our ability to assess and manage trends in mortality and morbidity experience, our ability to generate investment earnings and our ability to maintain expenses in accordance with pricing assumptions and (2) the maintenance of our target spreads between the rate of earnings on our investments and rates credited on policyholders' general account balances.

     Our sales and financial results of our retail business over the last several years have been affected by general economic and industry trends. Variable products, including variable life insurance and variable annuities, have accounted for the majority of recent increases in total premiums and deposits for the insurance industry as a result of the strong equity market growth in recent years and the "baby boom" generation reaching its high-earnings years and seeking tax-advantaged investments to prepare for retirement.

     Premiums and deposits of our individual annuity products were $94.3 million in 2000 as compared to $231.3 million in 1999. Our variable life insurance product deposits were $853.1 million in 2000 as compared to $719.7 million in 1999.

       Reconciliation of GAAP and Statutory Financial Results for the Year Ended December 31, 2000

     GAAP basis net income was $99.4 million and statutory gain from operations was $41.4 million for the year ended December 31, 2000. Statutory gain from operations of $41.4 million does not include $3.3 million of statutory gain from operations from JHVLICO's wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL) which is accounted for on the statutory equity method of accounting. In determining statutory gain from operations of $41.4 million, certain items are either added to, or subtracted from, GAAP basis net income, as these items receive differing treatment on a GAAP and statutory basis. A discussion of these reconciling items follows.

     The most significant reconciling item was deferred acquisition costs (DAC). DAC expenses are costs associated with acquiring business that are expensed immediately for statutory purposes, but capitalized and amortized for GAAP purposes. For the year ended December 31, 2000, there was $141.6 million of DAC that was capitalized for GAAP purposes. Amortization of these costs of $34.0 million partially offset this adjustment. Other decreases to GAAP basis net income, included $6.6 million of capitalized software development costs, and $4.9 of post employment benefit costs resulting from a different calculation between statutory and GAAP accounting. These decreases to GAAP basis net income were offset mainly by increases of $61.8 million for taxes and $22.8 million for policyholder benefit reserves. Statutory basis accounting calculates taxes on a tax return basis, with no recognition given to timing differences. GAAP basis accounting does recognize these timing differences. Also offsetting decreases to GAAP basis net income were $10.6 million of realized capital losses as realized capital losses are not part of statutory gain from operations.

       Year Ended December 31, 2000 Compared to Year Ended December 31, 1999 (Statutory Discussion)

     Gain from operations before income taxes and net realized capital losses of $23.4 million for the year ended December 31, 2000 decreased by $95.2 million, or 80.2%, as compared to gain from operations before income taxes and net realized capital losses of $118.6 million for the year ended December 31, 1999. The decrease was primarily attributable to decreases in gain from operations before income taxes and net realized capital losses of $52.7 million in annuities, and $38.2 million in traditional life insurance. The annuity decrease can be partially attributable to a 1999 $22.7 million pre-tax expense reimbursement adjustment under a modified coinsurance agreement that did not recur during 2000. Reserve increases in 2000 resulting from the effect of recent changes in statutory reserve requirements, especially for guaranteed minimum death in combination with poor separate account performance further contributed to the annuity decrease. The traditional life decrease was primarily due to a change in expense allocation that resulted in a $33.3 million pre-tax expense re-allocation in the fourth quarter of 2000. This adjustment was to properly reflect expense amounts allocated between JHVLICO and John Hancock.

     Premium revenue, net of premium ceded to reinsurers, was $945.5 million for 2000, a decrease of $5.3 million, or .6%, from $950.8 million in 1999. The decrease was attributable to a decrease of $137.0 million in annuities, which was largely offset by a combined increase of $131.7 million in variable life, universal life, and traditional life insurance. The annuity decrease was driven largely by lower Independence Preferred Annuity product deposits which was partially offset by higher deposits of the Revolution Annuity product, which was first sold during the third quarter of 1999. Variable life insurance had an increase in net premium of $54.5 million compared to 1999, due to increased sales of the Variable Estate Protection product. Universal life net premium revenue increased by $48.7 million compared to 1999, driven largely by the result of single premium ($52.5 million) bank owned life insurance sales occurring during 2000 that did not occur during 1999. Traditional life insurance premium revenue increased by $28.5 million compared to 1999 as a result of an increase in the number of states JHVLICO is licensed to sell traditional products compared to 1999.

     Net investment income was $176.7 million for 2000, an increase of $40.7 million, or 29.9%, from $136.0 million in 1999. This increase was primarily attributable to an increase of $22.1 million related to universal life insurance, and an increase of $15.7 million related to variable life insurance, both attributable to an increasing average asset base.

     Other revenue was $475.6 million in 2000, a decrease of $129.8 million, or 21.4%, from $605.4 million reported in 1999. This was primarily the result of a decrease of $140.9 million in annuities, largely the result of a $146.0 million decrease in reserve adjustments on reinsurance ceded compared to 1999. This was somewhat offset by an increase of $7.4 million in universal life insurance, and an increase of $4.9 million in variable life insurance.

     Payments to policyholders and beneficiaries were $340.8 million for 2000, a decrease of $9.1 million, or 2.6%, from $349.9 million in 1999. This was due to a decrease of $19.0 million in annuities, the result of an increase in ceded surrender benefits. Offsetting this decrease was an increase of $8.0 million in variable life insurance, and an increase of $4.3 million in traditional life insurance.

     Additions to reserves to provide for future payments to policyholders and beneficiaries were $844.4 million for 2000, a decrease of $44.4 million, or 5.0%, from $888.8 million in 1999. The decrease was primarily attributable to a decrease of $196.0 million in annuities, the result of lower net annuity deposits, and lower transfers to JHVLICO's separate accounts compared to 1999. This decrease was offset by increases of $76.4 million, $52.3 million, and $22.9 million in universal life insurance, variable life insurance, and traditional life insurance, respectively, compared to 1999. The universal life insurance reserve increase was primarily the result of single premium ($52.5 million) bank owned life insurance sales occurring during 2000 that did not occur during 1999. Both the variable life insurance and traditional life insurance increases are a result of continued growth in insurance in-force.

     Expenses of providing service to policyholders and obtaining new insurance were $363.4 million for 2000, an increase of $49.0 million, or 15.6%, from $314.4 million in 1999. This increase was primarily due to an increase of $40.4 million in traditional life insurance, and an increase of $16.6 million in variable life insurance. These increases were offset by a decrease of $9.4 million in annuities. The traditional life increase can be attributed to a change in expense allocation that resulted in a $33.3 million pre-tax expense re-allocation in the fourth quarter of 2000. The variable life increase consists of a $16.8 million increase in commission expense resulting from the sale of new and renewal business. The annuity decrease is predominately due to lower systems expense (lower year 2000 and demutualization systems expense in 2000). Income taxes were $(18.0) million in 2000 compared to $42.9 million for 1999, reflecting a federal tax refund in 2000.

       Year Ended December 31, 1999 Compared to Year Ended December 31, 1998 (Statutory Discussion)

     Gain from operations before income taxes and net realized capital losses of $118.6 million for the year ended December 31, 1999 increased by $69.3 million, or 140.6%, as compared to $49.3 million for the year ended December 31, 1998. The increase was primarily attributable to increases of $38.8 million in annuities, $30.3 million in universal life insurance, and $13.9 million in variable life insurance. These increases were offset by a decrease of $14.2 million in traditional life insurance. The annuity net increase was principally due to $22.7 million reinsurance reimbursements under a modified coinsurance agreement occurring during 1999 that did not occur during 1998. Increased operating gain for universal life was primarily the result of lower acquisition expenses and premium taxes due to lower sales in 1999. Higher separate account fee income contributed to the increase in the variable life gain from operations.

     Premium revenue, net of premium ceded to reinsurers, was $950.8 million for 1999, a decrease of $321.5 million, or 25.3%, from $1,272.3 million in 1998. The decrease was primarily attributable to a decrease of $326.5 million in universal life premium, due to large single premium ($340.0 million) bank owned life insurance sales that occurred during 1998 and did not recur during 1999. A $53.3 million decrease in annuity deposits was offset by an increase in variable life insurance premium of $53.0 million.

     Net investment income was $136.0 million for 1999, an increase of $13.2 million, or 10.7%, from $122.8 million in 1998. This increase was attributable to an increase of $7.3 million related to variable life insurance and an increase of $6.5 million related to universal life insurance, both attributable to an increasing average asset base.

     Other revenue was $605.4 million in 1999, a decrease of $12.7 million, or 2.1%, from $618.1 million reported in 1998. This decrease was primarily attributable to decreases of $19.7 million in annuities and $5.2 million in universal life insurance, which were offset by an increase of $11.9 million in variable life insurance. The annuity decrease is primarily due to a decrease in reserve adjustments on reinsurance ceded of $35.4 million, which was partially offset by higher separate account fee income of $15.0 million. The decrease in universal life is also the result of a $5.0 million decrease in reserve adjustments on reinsurance ceded. The variable life increase is primarily the result of a $7.5 million increase in separate account fee income.

     Payments to policyholders and beneficiaries were $349.9 million for 1999, an increase of $48.5 million, or 16.1%, from $301.4 million in 1998. The increase was primarily due to an increase of $76.0 million in variable life insurance, which was offset by decreases of $20.9 million in annuities and $7.9 million in universal life insurance. The variable life increase was principally due to increased surrenders. The annuity decrease was primarily the result of increased ceded surrender benefits under a modified coinsurance agreement with John Hancock. The universal life insurance decrease can be attributed to decreased death benefits.

     Additions to reserves to provide for future payments to policyholders and beneficiaries were $888.8 million for 1999, a decrease of $471.4 million, or 34.7%, from $1,360.2 million in 1998. The decrease was attributable to decreases of $345.3 million in universal life insurance, $91.0 million in annuities, and $52.1 million in variable life insurance. These decreases were partially offset by an increase of $17.0 million in traditional life insurance. The universal life decrease is primarily the result of lower 1999 sales of bank owned life insurance. The annuity and variable life decreases were the result of lower net amounts transferred to JHVLICO's separate accounts. The increase in traditional life was due to continued growth in the business.

     Expenses of providing service to policyholders and obtaining new insurance were $314.4 million for 1999, an increase of $40.2 million, or 14.7%, from $274.2 million in 1998. The increase was primarily due to an increase of $33.3 million in variable life insurance. Of this increase, $9.7 million was due to an increase of new and renewal commissions, and the remaining $23.6 million was primarily due to higher systems expenses. Income taxes were $42.9 million in 1999 compared to $33.1 million for 1998.

General Account Investments

       Overall Composition of the General Account

The following discussion is presented on a statutory basis of accounting.

     Invested assets, excluding separate accounts, totaled $2.5 billion and $2.2 billion as of December 31, 2000 and December 31, 1999, respectively. The portfolio composition has not significantly changed at December 31, 2000 as compared to December 31, 1999. The following table shows the composition of investments in our general account portfolio.

     Invested assets, excluding separate accounts, totaled $2.5 billion and $2.2 billion as of December 31, 2000 and December 31, 1999, respectively. The portfolio composition has not significantly changed at December 31, 2000 as compared to December 31, 1999.

     The following table shows the composition of investments in our general account portfolio.

                                                 As of December 31,
                                   --------------------------------------------
                                           2000                     1999
                                   -------------------      -------------------
                                    Carrying     % of        Carrying    % of
                                     Value      Total         Value      Total
                                   ----------  -------      ----------  -------
                                      (in millions)           (in millions)
Bonds (1).........................   $1,400.5     55.3%       $1,216.3     54.6%
Preferred stocks..................       44.0      1.7            35.9      1.6
Common stocks.....................        2.8      0.1             3.2      0.1
Investment in affiliates..........       84.8      3.4            80.7      3.6
Mortgage loans (2)................      456.0     18.0           433.1     19.4
Real estate.......................       24.5      1.0            25.0      1.1
Policy loans (3)..................      218.9      8.7           172.1      7.7
Other invested assets.............       24.7      1.0            14.8      0.7
Short-term investments............      226.6      9.0           222.9     10.0
Temporary cash investments (4)....       45.4      1.8            27.2      0.2
                                   ----------  -------      ----------  -------
 Total invested assets............   $2,528.2    100.0%       $2,231.2    100.0%
                                   ==========  =======      ==========  =======

(1) The total fair value of our bond portfolio was $1,366.9 million and $1,163.2 million at December 31, 2000 and December 31, 1999, respectively.
(2) The fair value for our mortgage loan portfolio was $467.3 million and $421.7 million as of December 31, 2000 and December 31, 1999, respectively.
(3) Policy loans are secured by the cash value of the underlying life insurance policies.
(4) Cash and temporary investments are included in total invested assets in the table above for the purposes of calculating yields on the income producing assets for JHVLICO. Cash and temporary investments are not considered part of Total Investments of JHVLICO of $2,482.8 million and $2,204.0 million at December 31, 2000 and December 31, 1999, respectively.

       Bonds

     Our bond portfolio is predominantly comprised of low risk, investment grade, publicly and privately traded corporate bonds and senior tranches of asset-backed securities ('ABS') and mortgage-backed securities ('MBS'), with the balance invested in government bonds. As of December 31, 2000, bonds represented 55.3% of general account investment assets with a statement value of $1.4 billion, roughly comprised of 50% public securities and 50% private securities. Each year we direct the majority of our net cash inflows into investment grade bonds. We typically invest between 5% and 15% of funds allocated to bonds in below-investment-grade securities while maintaining our policy to limit the overall level of these bonds to no more than 10% of invested assets and two thirds of that balance in the BB category. Allocations are based on our assessment of relative value and the likelihood of enhancing risk-adjusted portfolio returns. While the general account has profited from the below-investment-grade asset class in the past, care is taken to manage its growth strategically by limiting its size relative to our total invested assets.

     The following table shows the composition of our bond portfolio.

       Bond Portfolio -- By Issuer

                                                 As of December 31,
                                   --------------------------------------------
                                           2000                     1999
                                   -------------------      -------------------
                                    Carrying     % of        Carrying    % of
                                     Value      Total         Value      Total
                                   ----------  -------      ----------  -------
                                      (in millions)           (in millions)
Corporate securities...............  $1,158.9     82.7%       $  964.9     79.3%
MBS/ABS............................     223.3     16.0           229.4     18.9
U.S. Treasury securities and
 obligations of U.S. government
 agencies..........................       5.7      0.4             5.9      0.5
Debt securities issued by foreign
 governments.......................      10.8      0.8            13.9      1.1
Obligations of  states and
 political Subdivisions............       1.8      0.1             2.2      0.2
                                     --------    -----        --------    -----
 Total.............................  $1,400.5    100.0%       $1,216.3    100.0%
                                     ========    =====        ========    =====

    Our MBS and ABS holdings, in keeping with our investment philosophy of tightly managing interest rate risk, are heavily concentrated in commercial MBS where the underlying loans are largely call protected, which means they are not pre-payable without penalty prior to maturity at the option of the issuer, rather than in residential MBS where the underlying loans have no call protection. By investing in MBS and ABS securities with relatively predictable repayments, we add high quality, liquid assets to our portfolios without incurring the risk of excessive cash flow in periods of low interest rates or a cash flow deficit in periods of high interest rates. We believe the portion of our MBS/ABS portfolio subject to prepayment risk as of December 31, 2000 and December 31, 1999 was limited to 3.3% and 3.9% of our total MBS/ABS portfolio and 0.6% and 0.7% of our bond holdings, respectively.

       Mortgage Loans

     As of December 31, 2000, we held mortgage loans with an amortized cost of $0.5 billion.

     The following table shows the distribution of our mortgage loan portfolio by property type as of the dates indicated. Our commercial mortgage loan portfolio consists primarily of non-recourse fixed-rate mortgages on fully, or nearly fully, leased commercial properties.

                                                 As of December 31,
                                   --------------------------------------------
                                           2000                     1999
                                   -------------------      -------------------
                                    Carrying     % of        Carrying    % of
                                     Value      Total         Value      Total
                                   ----------  -------      ----------  -------
                                      (in millions)           (in millions)
Apartment........................     $  93.6     20.5%        $ 112.1     25.9%
Office Buildings.................        84.7     18.6            86.4     20.0
Retail...........................        35.4      7.8            25.5      5.9
Agricultural.....................       142.5     31.3            99.6     23.0
Industrial.......................        63.5     13.9            66.0     15.2
Hotels...........................        13.0      2.9            11.3      2.6
Multi-Family.....................          --       --              --       --
Mixed Use........................        12.9      2.8              --       --
Other............................        10.2      2.2            32.2      7.4
                                      -------    -----         -------    -----
 Total...........................     $ 456.0    100.0%        $ 433.1    100.0%
                                      =======    =====         =======    =====

     The following table shows the distribution of our mortgage loan portfolio by geographical region.

                                                     As of December 31,
                                   ------------------------------------------------------
                                                     2000                     1999
                                             -------------------      -------------------
                                   Number
                                     of       Carrying     % of        Carrying    % of
                                   Loans       Value      Total         Value      Total
                                   ------    ----------  -------      ----------  -------
                                                (in millions)           (in millions)
East North Central...........         17       $   64.3     14.1%       $   71.3     16.5%
East South Central...........         17           20.9      4.6             7.4      1.7
Middle Atlantic..............          8           20.9      4.6            28.5      6.6
Mountain.....................         11           27.0      5.9            21.0      4.8
New England..................          9           23.4      5.1            37.5      8.7
Pacific......................         46          108.0     23.7           111.1     25.7
South Atlantic...............         37          120.7     26.5            87.6     20.2
West North Central...........          5           16.0      3.5            16.6      3.8
West South Central...........         17           51.5     11.3            48.6     11.2
Canada.......................          1            3.3      0.7             3.5      0.8
                                   -----      ---------  -------       ---------  -------
 Total.......................        168       $  456.0    100.0%       $  433.1    100.0%
                                   =====      =========  =======       =========  =======

Investment Results

  The following table summarizes JHVLICO's investment results for the periods indicated. Overall, the yield, net of investment expenses, on our general account portfolio increased from the year ended December 31, 1999. The improved yield was primarily generated by favorable interest rates achieved on our 2000 bond acquisitions. In particular, 2000 bond acquisitions benefited from a combination of higher U.S. Treasury rates and relatively wide spreads in both the public and private sectors. While interest rates declined substantially during the fourth quarter of 2000, they were well above 1999 rates on a full calendar year basis. The average 10-year U. S. Treasury rate in 2000 was 34 basis points higher than the average 10-year U.S. Treasury rate in 1999.

                                      For the Year Ended December 31,
                                      -------------------------------
                                           2000             1999
                                      --------------   --------------
                                      Yield   Amount   Yield   Amount
                                      -----   ------   -----   ------
                                       (in million)     (in million)

General account
 assets-
 excluding policy
 loans
Gross income.....................     8.0%  $  174.6    7.2%  $  138.6
Ending assets-
 excluding policy
 Loans...........................            2,309.3           2,059.1
Policy loans
Gross income.....................     6.2%      12.1    6.2%       9.6
Ending assets....................              218.9             172.1
  Total gross income.............     7.8%     186.7    7.2%     148.1
Less: investment
 expenses........................              (10.1)            (12.1)
                                            --------          --------
Net investment
income...........................     7.4%  $  176.7    6.6%  $  136.0
                                            ========          ========

Liquidity and Capital Resources

  The following discussion is presented on a statutory basis of accounting.

  Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of business operations. Historically, our principal cash flow sources have been premiums, deposits and charges on policies, investment income, maturing investments and proceeds from sales of investment assets. In addition to the need for cash flow to meet operating expenses, our liquidity requirements relate principally to the liabilities associated with our various life insurance and annuity products and to the funding of investments in new products, processes and technologies.

  Net cash provided by operating activities was $236.7 million, $236.0 million, and $475.7 million for the years ended December 31, 2000, 1999 and 1998, respectively. December 31, 2000 remained relatively unchanged as compared to December 31, 1999. The decrease in 1999 as compared to 1998 of $239.7 million resulted primarily from decreases in insurance premiums of $316.8 million, insurance expenses and taxes of $47.9 million, benefits to policyholders and beneficiaries of $46.1 million, other expenses of $10.7 million and dividends paid to policyholders of $3.3 million. Offsetting these decreases were increases of $169.1 million in net transfers to separate accounts and net investment income of $16.0 million.

  Net cash used in investing activities was $214.8 million, $138.8 million and $660.9 million for the years ended December 31, 2000, 1999, and 1998, respectively. The increase in net cash used in 2000 as compared to 1999 of $76.0 million resulted primarily from an increase in bond purchases of $210.0 million. Offsetting this increase in bond purchases were increases in cash provided by other investing activities of $92.6 million and mortgage loan repayments of $36.3 million. The decrease in net cash used in 1999 as compared to 1998 of $522.1 million resulted primarily from a decrease in bond purchases of $378.1 million, a decrease of $366.3 million in cash used in other investing activities, and a decrease in cash provided by the sale of bonds of $232.4 million.

  Net cash provided by financing activities was $0.0 million, $133.0 million and $61.9 million, for the years ended December 31, 2000, 1999 and 1998, respectively. The decrease in 2000 as compared to 1999 of $133.0 million resulted because there were no financing activities in 2000. In 1999, JHVLICO received a capital contribution of $194.9 million from John Hancock for the portion of the class action settlement allocated to JHVLICO. In addition, JHVLICO paid off $61.9 million in outstanding short-term notes payable which offset the capital contribution in 1999. This $61.9 million was borrowed in 1998 and represents the only financing activity for that year.

  Based on current trends, JHVLICO expects to generate sufficient positive operating cash to meet all short-term and long-term cash requirements. In addition, JHVLICO has a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and JHVLICO.

Quantitative and Qualitative Disclosures About Market Risk.

  The following discussion is presented on a statutory basis of accounting.

     Capital Markets Risk Management

  JHVLICO maintains a disciplined, comprehensive approach to managing capital market risks inherent in its business operations. To mitigate these risks, and effectively support our objectives, investment operations are organized and staffed to focus investment management expertise on specific classes of investments, with particular emphasis placed on private placement markets. In addition, a dedicated unit of asset/liability risk management (ALM) professionals centralizes the implementation of its interest rate risk management program. As an integral component of its ALM program, derivative instruments are used in accordance with risk reduction techniques established through Company policy. JHVLICO's use of derivative instruments is monitored on a regular basis by John Hancock's Investment Compliance Department and reviewed quarterly with the senior management and John Hancock's Committee of Finance.

  Our principal capital market exposures are credit and interest rate risk which includes the impact of inflation, although we have certain exposures to changes in equity prices and foreign currency exchange rates. Credit risk pertains to the uncertainty associated with the ability of an obligor or counterparty to continue to make timely and complete payments of contractual principal and/or interest. Interest rate risk pertains to the market value fluctuations that occur within fixed maturity securities or liabilities as market interest rates move. Equity and foreign currency risk pertain to price fluctuations, associated with JHVLICO's ownership of equity investments or non-US dollars denominated investments and liabilities, driven by dynamic market environments.

     Credit Risk

  JHVLICO manages the credit risk inherent in its fixed maturity securities by applying strict credit and underwriting standards, with specific limits regarding the proportion of permissible below investment grade holdings. We also diversify our fixed maturity securities with respect to investment quality, and credit concentration. Credit concentrations are monitored with respect to issuer, industry, geographic location and loan property-type. Where possible, consideration of external measures of creditworthiness, such as ratings assigned by nationally recognized rating agencies, supplement our internal credit analysis. JHVLICO uses simulation models to examine the probability distribution of credit losses to ensure that it can readily withstand feasible adverse scenarios. In addition, JHVLICO periodically examines, on various levels of aggregation, its actual default loss experience on significant asset classes to determine if the losses are consistent with the (1) levels assumed in product pricing, (2) ACLI loss experience and (3) rating agencies' quality-specific cohort default data. These tests have generally found JHVLICO's aggregate experience to be favorable relative to these external benchmarks and consistent with priced-for-levels.

  As of December 31, 2000, JHVLICO's bond portfolio was comprised of 86.0% investment grade securities and 14.0% below-investment-grade securities. These percentages are consistent with recent experience and indicative of our long-standing investment philosophy of pursuing moderate amounts of credit risk in anticipation of earning higher expected returns. We believe that credit risk can be successfully managed given our proprietary credit evaluation models and experienced personnel.

     Interest Rate Risk

  JHVLICO maintains a tightly controlled approach to managing its potential interest rate risk. Interest rate risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets to support the issuance of our various interest-sensitive liabilities.

  We manage interest rate sensitive segments of our business, and their supporting investments, under one of two broadly defined risk management methods designed to provide an appropriate matching of assets and liabilities. For guaranteed rate products, where contractual liability cash flows are highly predictable (e.g., immediate annuities) we apply sophisticated duration-matching techniques to manage the segment's exposure to both parallel and non-parallel yield curve movements. Typically this management technique involves a duration mismatch tolerance of only +/- .05 years, with other measures used for limiting exposure to non-parallel risk. Duration measures the sensitivity of the fair value of assets and liabilities to changes in interest rates. For example, should interest rates increase by 100 basis points, the fair value of an asset with a duration of 5 years is expected to decrease in value by approximately 5.0%. For non-guaranteed rate products we apply scenario modeling techniques to develop investment policies with what we believe to be the optimal risk/return tradeoff given our risk constraints. Each scenario is based on near term reasonably possible hypothetical changes in interest rates which illustrate the potential impact of such events.

  We project asset and liability cash flows, and then discount them against credit-specific interest rate curves to attain fair values. Duration is then calculated by re-pricing these cash flows against a modified or "shocked" interest rate curve and evaluating the percentage change in fair value versus the base case. The risk management method for non-guaranteed rate products, such as whole life insurance or single premium deferred annuities, is less formulaic, but very data intensive, due to the less predictable nature of the liability cash flows. For these products, we manage interest rate risk based on scenario-based portfolio modeling that seeks to identify the most appropriate investment strategy given probable policyholder behavior and liability crediting needs under a wide range of interest rate environments.

     Derivative Instruments

  JHVLICO also utilizes various derivative financial instruments to manage its exposure to fluctuations in interest rates, including interest rate swaps, interest rate futures, and interest rate caps. Interest rate swaps are used primarily to more closely align the interest rate characteristics of assets and liabilities. JHVLICO also uses interest rate futures to periodically rebalance its duration-managed accounts and to hedge the timing gap between liability sales and investment purchases. JHVLICO uses interest rate floors to hedge minimum guaranteed rates on certain product issuance and interest rate caps to hedge embedded caps on floating-rate assets and to manage the risk associated with a sudden rise in interest rates.

  John Hancock's Investment Compliance Unit monitors all derivative activity for consistency with internal policies and guidelines. All derivatives trading activity is reported monthly to senior management and John Hancock's Committee of Finance for review. The table below reflects JHVLICO's interest rate based derivative positions as of December 31, 2000. The notional amounts in the table represent the basis on which pay or receive amounts are calculated and are not reflective of credit risk. These exposures represent only a point in time and will be subject to change as a result of ongoing portfolio and risk management activities.


                                    As of December 31, 2000
                    --------------------------------------------------------
                                               Fair Value

                              ----------------------------------------------
                              Weighted-
                               Average      -100                    +100
                    Notional     Term    Basis Point   As of     Basis Point
                     Amount    (Years)      Change    12/31/00      Change
                    --------  ---------  -----------  --------  ------------
                        (in millions, except for Weighted-Average Term)
Interest rate
   swaps..........  $1,150.0     4.2       (17.2)        --         13.3
Futures
   contracts
     (1)..........        43     8.0         0.2        0.1         (0.2)
Interest rate
    floors........     361.4     9.5         3.1        1.4          0.8
Interest rate
    caps..........     239.4     6.8         0.8        2.1          4.1
                    --------     ---       -----        ---         ----
 Totals...........   1,793.8     5.7       (13.1)       3.6         18.0
                    ========     ===       =====        ===         ====

 (1)  Represents the notional value on open contracts as of December 31, 2000.

  To limit exposures arising from counterparty nonperformance on interest rate swaps and interest rate caps and floors, JHVLICO enters into master netting agreements with its counterparties. In addition, JHVLICO enters into bi-lateral collateral agreements with certain of its counterparties. JHVLICO believes the risk of incurring losses due to nonperformance by its counterparties is remote. Futures contracts trade on organized financial exchanges and therefore have little to no credit risk.

     Equity Risk

  Equity risk is the risk that we will incur economic losses due to adverse price changes in a particular common stock held by JHVLICO. In order to reduce our exposure to market fluctuations on some equity securities, we may use equity collar agreements. These equity collar agreements limit the market value fluctuations on equity securities. As of December 31, 2000, the fair value of our equity securities was $2.8 million. The fair value of our equity collar agreements as of December 31, 2000 was $0.4 million. A 15% decline in the value of our equity securities, hedged with equity collar agreements, would result in effectively no change in fair value.

     Foreign Currency Risk

  Foreign currency risk is the possibility that JHVLICO will incur economic losses due to adverse changes in foreign currency exchange rates. This risk arises from the purchase of fixed income securities that are denominated in foreign currencies; however, JHVLICO uses derivatives to hedge the foreign currency risk of these securities (both interest payments and the final maturity payment). At December 31, 2000, the notional value of JHVLICO's foreign currency denominated fixed maturity securities was approximately $22.0 million. JHVLICO uses currency swap agreements of the same currency to hedge the foreign exchange risk related to its investments in securities denominated in foreign currencies. The fair value of JHVLICO's currency swap agreements at December 31, 2000 was $(0.6) million.

  The estimate that as of December 31, 2000, a 10% immediate change in each of the foreign currency exchange rates to which we are exposed, including the currency swap agreements, would result in no material change to the net fair value of our currency-denominated instruments identified above. The selection of a 10% immediate change in all currency exchange rates should not be construed as a prediction by us of future market events but rather as an illustration of the potential impact of such an event.

  The modeling technique JHVLICO uses to calculate its exposure does not take into account correlation among foreign currency exchange rates or correlation among various financial markets. JHVLICO's actual experience may differ from the results noted above due to the correlation assumptions utilized or if events occur that were not included in the methodology, such as significant liquidity or market events.

     Effects of Inflation

  JHVLICO does not believe that inflation has had a material effect on the results of its operations except insofar as inflation may affect interest rates.

     Reinsurance

  To reduce its exposure to large losses under its insurance policies, JHVLICO enters into reinsurance arrangements with its parent, John Hancock, and other non-affiliated insurance companies. For more information about JHVLICO's reinsurance arrangements, see Notes 5 and 7 of the Notes to Statutory Financial Statements.

     Separate Accounts

  State laws permit insurers to establish separate accounts in which to hold assets backing certain policies or contracts, including variable life insurance policies and variable annuity contracts. The insurance company maintains the investments in each separate account apart from other separate accounts and the general account. The investment results of the separate account assets are passed through directly to the account's policyholders or contract owners. The insurance company derives certain fees from, but bears no investment risk on, these assets. Other than amounts derived from or otherwise attributable to JHVLICO's general account, assets of its separate accounts are not available to fund the liabilities of its general account.

Competition

  The life insurance business is highly competitive. There are approximately 1,250 stock and other types of insurers in the life/health insurance business in the United States. According to the July 24, 2000 issue of the National Underwriter, JHVLICO ranks 102/nd/ in terms of net premiums written during 1999, while John Hancock ranks 7/th/.

  Best's Press Release, dated January 30, 2001, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++, its highest, based on the strength of John Hancock and the capital guarantee discussed below. Standard & Poor's Corporation and Fitch, Inc. have assigned insurance claims-paying ability ratings to JHVLICO of AA+ and AAA, respectively, which place JHVLICO in the second highest and highest categories, respectively, by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa2, which is its third highest rating.

Employees and Facilities

  John Hancock provides JHVLICO with personnel, property, and facilities for the performance of certain of JHVLICO's corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which are revised annually to reflect continuing changes in the JHVLICO's operations. The amount of service fee charged to JHVLICO was $164.5 million for the year ended December 31, 2000.

Transactions with John Hancock

  As indicated, property, personnel, and facilities are provided, at a service fee, by John Hancock for purposes of JHVLICO's operations. In addition, John Hancock has contributed all of JHVLICO's capital, of which $1.8 million of paid-in capital was returned to John Hancock during 1993. It is expected that arrangements and transactions such as the foregoing will continue in the future to an indeterminate extent. See Note 2 to our audited consolidated GAAP financial statements.

  John Hancock receives no additional compensation for its services as underwriter and distributor of the contracts issued by JHVLICO. See Note 2 to our audited consolidated GAAP financial statements.

Legal Proceedings.

  We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection products, as well as an employer and taxpayer. In addition, state regulatory bodies, the Unites States Securities and Exchange Commission and other regulatory bodies regularly make inquiries and, from time to time conduct examinations concerning our compliance with, among other things, insurance laws and securities laws. We do not believe that the ultimate resolution of the litigation referred to above or any of these other matters that are currently pending, either individually or in the aggregate, will have a material adverse effect on our business, financial condition or results of operations.

     Sales Practice Class Action Settlement

  Over the past several years, companies engaged in the life insurance business have faced extensive claims, including class-action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. On December 31, 1997, the United States District Court for the District of Massachusetts approved a settlement of a nationwide class action lawsuit regarding sales practices against John Hancock Mutual Life Insurance Company, John Hancock Variable Life

Insurance Company and John Hancock Distributors, Inc., Duhaime, et al. v. John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Distributors, Inc. With certain limited exceptions, the class that is bound by the terms of the settlement includes persons and entities who at any time during the class period (January 1, 1979 through December 31, 1996) had an ownership interest in one or more of our whole life, universal life or variable life insurance policies (and certain annuities) issued during the class period.

  In conjunction with this settlement, we have established a reserve that stood at $66.3 million at December 31, 2000. Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by us. We will continue to update this estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternate dispute resolution and arbitration, the range of any additional costs related to the settlement cannot be estimated with precision. If JHVLICO's share of the settlement increases, John Hancock will contribute additional capital to JHVLICO so that JHVLICO's total stockholder's equity would not be impacted.

Regulation

  JHVLICO complies with extensive state regulation in the jurisdictions in which it does business. This extensive state regulation along with proposals to adopt a federal regulatory framework may in the future adversely affect the JHVLICO's ability to sustain adequate returns. JHVLICO's business also could be adversely affected by changes in state law relating to asset and reserve valuation requirements, limitations on investments and risk-based capital requirements, and, at the Federal level, laws and regulations that may affect certain aspects of the insurance industry.

  States levy assessments against John Hancock companies as a result of participation in various types of state guaranty associations, state insurance pools for the uninsured or other arrangements.

  Regulators have discretionary authority to limit or prohibit an insurer from issuing new business to policyholders if the regulators determine that such insurer is not maintaining minimum statutory surplus or capital or further transaction of business would be hazardous to the policyholders.

  Based upon their current or anticipated levels of statutory surplus and the volume of their new sales, JHVLICO and its affiliate do not believe regulations will limit their issuance of new insurance business.

  Although the Federal government does not directly regulate the business of insurance, Federal initiatives often have an impact on the business in a variety of ways. Current and proposed measures that may significantly affect the insurance business generally include limitations on anti-trust immunity, minimum solvency requirements and health care reform. Such initiatives could impact the relative desirability of various personal investment vehicles.

  On November 12, 1999, the Gramm-Leach-Bliley Act of 1999 was signed into law, implementing fundamental changes in the regulation of the financial services industry in the United States. The act permits the transformation of the already converging banking, insurance and securities industries by permitting mergers that combine commercial banks, insurers and securities firms under one holding company. Under the act, national banks retain their existing ability to sell insurance products in some circumstances. In addition, bank holding companies that qualify and elect to be treated as "financial holding companies" may engage in activities, and acquire companies engaged in activities, that are "financial" in nature or "incidental" or "complementary" to such financial activities, including acting as principal, agent or broker in selling life, property and casualty and other forms of insurance, including annuities. A financial holding company can own any kind of insurance company or insurance broker or agent, but its bank subsidiary cannot own the insurance company. Under state law, the financial holding company would need to apply to the insurance commissioner in the insurer's state of domicile for prior approval of the acquisition of the insurer, and the act provides that the commissioner, in considering the application, may not discriminate against the financial holding company because it is affiliated with a bank. Under the act, no state may prevent or interfere with affiliations between banks and insurers, insurance agents or brokers, or the licensing of a bank or affiliate as an insurer or agent or broker.

  Until the passage of the Gramm-Leach-Bliley Act, the Glass-Steagall Act of 1933, as amended, had limited the ability of banks to engage in securities-related businesses, and the Bank Holding Company Act of 1956, as amended, had restricted banks from being affiliated with insurance companies. With the passage of the Gramm-Leach-Bliley Act, bank holding companies may acquire insurers, and insurance holding companies may acquire banks. The ability of banks to affiliate with insurance companies may materially adversely affect all of our product lines by substantially increasing the number, size and financial strength of potential competitors.

  Moreover, the United States Supreme Court held in 1995 in Nationsbank of North Carolina v. Variable Annuity Life

Insurance Company that annuities are not insurance for purposes of the National Bank Act. Although the effect of these developments on us and our competitors is uncertain, both the persistency of our existing products and our ability to sell new products may be materially impacted by these developments in the future.

Directors and Executive Officers

  The directors and executive officers of JHVLICO are as follows:

------------------------------------------------------------------------------------------------------------------------------------
            Name                      Age         Position with JHVLICO              Other business within past 5 years
            ----                      ---         ---------------------              ----------------------------------
David D'Alessandro,                   50          Chairman                           President and Chief Executive Officer, John
Director                                                                             Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Michele G. Van Leer,                  43          Vice Chairman & President          Senior Vice President, Life Product Management,
Director                                                                             John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Paster,                     48          Vice President                     Second Vice President, Direct Distribution,
Director                                                                             John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Reitano,                    50          Vice President & CIO               Senior Vice President and Chief Investment
Director                                                                             Strategist, Investment Policy & Research,
                                                                                     John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Barbara L. Luddy,                     49          Vice President & Actuary           Senior Vice President, Financial Reporting
Director                                                                             & Analysis, John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Bruce M. Jones                        43          Vice President                     Vice President, Annuity Product Management,
Director                                                                             John Hancock; Prior to July, 1999, Senior Vice
                                                                                     President & Chief Operation Officer, Phoenix
                                                                                     Home Life Insurance Company; Vice President,
                                                                                     Marketing Department, Phoenix Home Life
                                                                                     Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Ronald J. Bocage,                     55          Vice President & Counsel           Vice President & Counsel, Insurance and
Director                                                                             Separate Account Products Division, John
                                                                                     Hancock
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Lee,                        54          Vice President                     Vice President, Life Product and Systems
Director                                                                             Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Strong                        54          Vice President                     Vice President, Retail Life Product Management,
Director                                                                             John Hancock; Prior to September, 1999, Senior
                                                                                     Vice President, Product Management, Jefferson
                                                                                     Pilot Financial Insurance Company; Senior Vice
                                                                                     President, Marketing, Chubb Life Insurance
                                                                                     Company of America
------------------------------------------------------------------------------------------------------------------------------------
Earl W. Baucom                        54          Controller                         Senior Vice President and Controller,
                                                                                     Controller's Department, John Hancock; Prior
                                                                                     to 1999, Senior Vice President and CFO,
                                                                                     Franklin Life Insurance Company; Prior to
                                                                                     June, 1996, Senior Vice President and CFO of
                                                                                     Providian Direct Insurance
------------------------------------------------------------------------------------------------------------------------------------
Julie H. Indge                        47          Treasurer                          Assistant Treasurer, Financial Sector
                                                                                     Management, John Hancock
------------------------------------------------------------------------------------------------------------------------------------
Peter H. Scavongelli                  43          Secretary                          State Compliance Officer, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

 Executive  Compensation

  Executive officers of JHVLICO also serve one or more of the affiliated companies of John Hancock. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of JHVLICO.

  There were no other executive officers of JHVLICO whose allocated compensation exceeded $100,000 during 2000. Directors of JHVLICO receive no compensation in addition to their compensation as employees of John Hancock.

   The following table provides information on the allocated compensation paid to the chief executive officer for 2000.

                                                      Annual Compensation                   Long-Term Compensation
                                                      -------------------                   ----------------------
           Name                 Title                  Salary       Bonus       Other         LTIP           All Other
           ----                 -----                  ------       -----       -----         ----           ---------
David F. D'Alessandro         Chairman               $45,846      $68,000      $  313      $36,495              $0

Performance Information

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

    Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 .  the value at the end of such period.

   At the Account level, total return reflects adjustments for:

 .  the mortality and expense risk charges, and

 .  the annual contract fee.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax charge or any charge for optional benefit riders.

Reports

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

 Voting privileges

  At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

  We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

  The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

  We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

  John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the contracts sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. Both JHFI and Signator are subsidiaries of John Hancock Life Insurance Company.

  You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and JHFI, or with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangments. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor JHFI nor Signator is obligated to sell any particular amount of contracts. We also reimburse JHFI and Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

  From time to time, JHFI and Signator, at their expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial asistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other financial services firms-sponsored events or activities.

Experts

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company that appear herein and the financial statements of the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration statement

  JHVLICO complies with the reporting requirements of the Securities Act of 1934. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                           page of SAI

Distribution.................................................   2

Calculation of Performance Data..............................   2

Calculation of Annuity Payments..............................   8

Additional Information About Determining Unit Values.........  10

Purchases and Redemptions of Fund Shares.....................  11

The Account..................................................  11

Delay of Certain Payments....................................  11

Liability for Telephone Transfers............................  12

Voting Privileges............................................  13

Financial Statements.........................................  14

                         CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


     The following table provides selected data for Revolution accumulation shares for each investment option that was available during the period shown. Revolution commenced operations on August 10, 1999.

                                                                                                Period from
                                                                                Year Ended    August 10, 1999
                                                                               December 31,    to December 31,
                                                                                   2000             1999
                                                                               ------------   ----------------
Equity Index
 Accumulation share value:
  Beginning of period.......................................................   $    22.54       $   10.00
  End of period.............................................................   $    20.22       $   22.54
 Number of Accumulation Shares outstanding at end of period.................      507,320          76,098
Growth & Income
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $     8.82              --
 Number of Accumulation Shares outstanding at end of period.................       12,749              --
Large Cap Value CORE(SM)
 Accumulation share value:
  Beginning of period.......................................................   $    10.31       $   10.00
  End of period.............................................................   $    10.71       $   10.31
 Number of Accumulation Shares outstanding at end of period.................      520,128          92,493
Large Cap Aggressive Growth
 Accumulation share value:
  Beginning of period.......................................................   $    11.97       $   10.00
  End of period.............................................................   $     9.60       $   11.97
 Number of Accumulation Shares outstanding at end of period.................    1,040,129         178,388
Large/Mid Cap Value
 Accumulation share value:
  Beginning of period.......................................................   $    10.43       $   10.00
  End of period.............................................................   $    11.68       $   10.43
 Number of Accumulation Shares outstanding at end of period.................      347,760          64,904
Fundamental Growth
 Accumulation share value:
  Beginning of period.......................................................   $    15.39       $   10.00
  End of period.............................................................   $    14.74       $   15.39
Number of Accumulation Shares outstanding at end of period..................      525,081          38,912
Mid Cap Growth
 Accumulation share value:
  Beginning of period (Note 1)..............................................   $    10.00              --
  End of period.............................................................   $     7.11              --
 Number of Accumulation Shares outstanding at end of period.................      629,910              --
Small/Mid Cap CORE(SM)
 Accumulation share value:
  Beginning of period.......................................................   $    12.73       $   11.00
  End of period.............................................................   $    13.16       $   12.73
 Number of Accumulation Shares outstanding at end of period.................      114,891           9,532
Small/Mid Cap Growth
 Accumulation share value:
  Beginning of period.......................................................   $    18.98       $   18.07
  End of period.............................................................   $    20.47       $   18.98
 Number of Accumulation Shares outstanding at end of period.................      136,439          14,779
Small Cap Equity
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $     8.30              --
 Number of Accumulation Shares outstanding at end of period.................          535              --

                                                                                                Period from
                                                                                Year Ended    August 10, 1999
                                                                               December 31,    to December 31,
                                                                                   2000             1999
                                                                               ------------   ----------------
Small Cap Value
 Accumulation share value:
  Beginning of period.......................................................   $    10.46              --
  End of period.............................................................   $    13.87              --
 Number of Accumulation Shares outstanding at end of period.................      241,338              --
Small Cap Growth
 Accumulation share value:
  Beginning of period.......................................................   $    21.19       $   14.27
  End of period.............................................................   $    16.44       $   21.19
 Number of Accumulation Shares outstanding at end of period.................      608,753          59,529
V.A. Relative Value
 Accumulation share value:
  Beginning of period (Note 1)..............................................   $    10.00              --
  End of period.............................................................   $     9.21              --
 Number of Accumulation Shares outstanding at end of period.................      172,283              --
AIM V.I. Value
 Accumulation share value:
  Beginning of period.......................................................   $    11.77       $   10.00
  End of period.............................................................   $     9.92       $   11.77
 Number of Accumulation Shares outstanding at end of period.................    2,548,369         302,772
AIM V.I. Growth
 Accumulation share value:
  Beginning of period.......................................................   $    12.30       $   10.00
  End of period.............................................................   $     9.66       $   12.30
 Number of Accumulation Shares outstanding at end of period.................    1,551,758         102,211
Fidelity VIP Growth
 Accumulation share value:
  Beginning of period.......................................................   $    12.04       $   10.00
  End of period.............................................................   $    10.57       $   12.04
 Number of Accumulation Shares outstanding at end of period.................    1,875,307         205,097
Fidelity VIP Contrafund(R)
 Accumulation share value:
  Beginning of period.......................................................   $    11.61       $   10.00
  End of period.............................................................   $    10.69       $   11.61
 Number of Accumulation Shares outstanding at end of period.................    1,447,471         237,990
MFS Investors Growth Stock
 Accumulation share value:
  Beginning of period.......................................................   $    12.36       $   10.00
  End of period.............................................................   $    11.45       $   12.36
 Number of Accumulation Shares outstanding at end of period.................      971,077         158,192
MFS Research
 Accumulation share value:
  Beginning of period.......................................................   $    11.86       $   10.00
  End of period.............................................................   $    11.14       $   11.86
 Number of Accumulation Shares outstanding at end of period.................      672,010          73,452
MFS New Discovery
 Accumulation share value:
  Beginning of period.......................................................   $    15.26       $   10.00
  End of period.............................................................   $    14.77       $   15.26
 Number of Accumulation Shares outstanding at end of period.................      431,090          36,557
International Equity
 Accumulation share value:
  Beginning of period.......................................................   $    12.06       $   10.00
  End of period.............................................................   $    10.23       $   12.06
 Number of Accumulation Shares outstanding at end of period.................      181,982          11,123

                                                                                                Period from
                                                                                Year Ended    August 10, 1999
                                                                               December 31,    to December 31,
                                                                                   2000             1999
                                                                               ------------   ----------------
Fidelity VIP Overseas
 Accumulation share value:
  Beginning of period.......................................................   $    12.48       $   10.00
  End of period.............................................................   $     9.97       $   12.48
 Number of Accumulation Shares outstanding at end of period.................    1,107,608          30,517
Janus Aspen Worldwide Growth
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $     9.04              --
 Number of Accumulation Shares outstanding at end of period.................      128,709              --
Real Estate Equity
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $    10.95              --
 Number of Accumulation Shares outstanding at end of period.................        1,766              --
V.A. Financial Industries
 Accumulation share value:
  Beginning of period.......................................................   $    14.25       $   10.00
  End of period.............................................................   $    17.90       $   14.25
 Number of Accumulation Shares outstanding at end of period.................      642,376         113,876
V.A. Technology
 Accumulation share value:
  Beginning of period (Note 1)..............................................   $    10.00              --
  End of period.............................................................   $     7.28              --
 Number of Accumulation Shares outstanding at end of period.................      679,427              --
Managed
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $     9.73              --
 Number of Accumulation Shares outstanding at end of period.................           89              --
Global Balanced
Accumulation share value:
  Beginning of period.......................................................   $    12.98       $   12.24
  End of period.............................................................   $    11.65       $   12.98
 Number of Accumulation Shares outstanding at end of period.................       63,735           5,361
Short Term Bond
Accumulation share value:
  Beginning of period.......................................................   $    12.48       $   12.34
  End of period.............................................................   $    13.30       $   12.48
 Number of Accumulation Shares outstanding at end of period.................      126,421          15,433
 Bond Index
 Accumulation share value:
  Beginning of period.......................................................   $     9.63       $    9.65
  End of period.............................................................   $    10.63       $    9.63
 Number of Accumulation Shares outstanding at end of period.................      327,502          47,232
V.A. Strategic Income
 Accumulation share value:
  Beginning of period.......................................................   $    12.62       $   12.25
  End of period.............................................................   $    12.64       $   12.62
 Number of Accumulation Shares outstanding at end of period.................      535,897          58,942
High Yield Bond
 Accumulation share value:
  Beginning of period.......................................................   $    10.27       $   10.00
  End of period.............................................................   $     9.04       $   10.27
 Number of Accumulation Shares outstanding at end of period.................      333,028          48,898

                                                                                                Period from
                                                                                Year Ended    August 10, 1999
                                                                               December 31,    to December 31,
                                                                                   2000             1999
                                                                               ------------   ----------------
Global Bond
 Accumulation share value:
  Beginning of period (Note 2)..............................................   $    10.00              --
  End of period.............................................................   $    10.60              --
 Number of Accumulation Shares outstanding at end of period.................           --              --

     (1) Values shown for 2000 begin on May 1, 2000.

     (2) Values shown for 2000 begin on November 1, 2000.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

     We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the year ended December 31, 2000. Our audit also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEET

                                                                                                        December 31
                                                                                                           2000
                                                                                                       --------------
                                                                                                        (in millions)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost (fair value: $686.8).....................................              $   715.4
 Available-for-sale--at fair value (cost: $1,018.8)...........................................                1,011.8
Equity securities:
 Available-for-sale--at fair value (cost: $7.1)...............................................                    8.1
Mortgage loans on real estate. ...............................................................                   54.8
Real estate...................................................................................                   23.9
Policy loans .................................................................................                  334.2
Short-term investments .......................................................................                   21.7
Other invested assets.........................................................................                   34.8
                                                                                                            ---------
  Total Investments...........................................................................                2,704.7
Cash and cash equivalents.....................................................................                  277.3
Accrued investment income.....................................................................                   52.1
Premiums and accounts receivable .............................................................                    7.0
Deferred policy acquisition costs.............................................................                  994.1
Reinsurance recoverable--Note 7...............................................................                   48.4
Other assets..................................................................................                   28.2
Separate accounts assets......................................................................                8,082.9
                                                                                                            ---------
  Total Assets................................................................................              $12,194.7
                                                                                                            =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                December 31
                                                                   2000
                                                               -------------
                                                               (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits........................................    $   2,754.2
Policyholders' funds..........................................           14.2
Unearned revenue..............................................          212.0
Unpaid claims and claim expense reserves......................           11.1
Dividends payable to policyholders............................            0.1
Income taxes--Note 5..........................................           64.2
Other liabilities ............................................          250.4
Separate accounts liabilities.................................        8,082.9
                                                                  -----------
  Total Liabilities ..........................................       11,389.1
Shareholder's Equity--Note 9
Common stock, $50 par value; 50,000 shares authorized;
 50,000 shares issued and outstanding ........................            2.5
Additional paid in capital....................................          572.4
Retained earnings.............................................          232.9
Accumulated other comprehensive loss..........................           (2.2)
                                                                  -----------
  Total Shareholder's Equity..................................          805.6
                                                                  -----------
  Total Liabilities and Shareholder's Equity..................    $  12,194.7
                                                                  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENT OF INCOME

                                                                Year Ended
                                                                December 31
                                                                    2000
                                                             ----------------
                                                                (in millions)
Revenues
Premiums....................................................   $  28.6
Universal life and investment-type product charges..........     337.1
Net investment income--Note 3...............................     213.4
Net realized investment losses, net of related
 amortization of deferred policy acquisition
 costs of $3.8--Notes 1, 3, and 10..........................     (10.6)
Other revenue...............................................       0.2
                                                               -------
  Total revenues............................................     568.7
Benefits and expenses
Benefits to policyholders...................................     248.6
Other operating costs and expenses..........................     116.8
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment losses of $3.8--Notes 1, 3 and 10...............      34.0
Dividends to policyholders..................................      26.1
                                                               -------
  Total benefits and expenses...............................     425.5
                                                               -------
Income before income taxes..................................     143.2
Income taxes--Note 5........................................      43.8
                                                               -------
Net income..................................................   $  99.4
                                                               =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                               Accumulated
                                                                        Additional                Other           Total
                                                                         Paid In    Retained  Comprehensive   Shareholder's
                                                          Common Stock   Capital    Earnings      Loss           Equity
                                                          ------------  ----------  --------  -------------  ---------------
Balance at December 31, 1999.......................           $2.5        $572.4     $133.5      ($13.4)         $695.0
Comprehensive income:
 Net income........................................                                    99.4                        99.4
Other comprehensive income, net of tax:
 Net unrealized gains..............................                                                11.2            11.2
Comprehensive income...............................                                                               110.6
                                                              ----        ------     ------      ------          ------
Balance at December 31, 2000.......................           $2.5        $572.4     $232.9       ($2.2)         $805.6
                                                              ====        ======     ======      ======          ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                       Year Ended
                                                                                                       December 31
                                                                                                           2000
                                                                                                      ---------------
                                                                                                       (in millions)
Cash flows from operating activities:
 Net income..........................................................................................      $   99.4
   Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization of discount--fixed maturities......................................................          (1.9)
     Realized investment losses, net.................................................................          10.6
     Change in deferred policy acquisition costs.....................................................        (141.5)
     Depreciation and amortization...................................................................           1.9
     Increase in accrued investment income...........................................................         (10.2)
     Decrease in premiums and accounts receivable....................................................           0.3
     Decrease in other assets and other liabilities, net.............................................          70.7
     Decrease in policy liabilities and accruals, net................................................        (401.1)
     Increase in income taxes........................................................................          22.5
                                                                                                           --------
         Net cash used by operating activities.......................................................        (349.3)
Cash flows from investing activities:
 Sales of:
     Fixed maturities available-for-sale.............................................................         194.6
     Equity securities available-for-sale............................................................           1.0
     Real estate.....................................................................................           0.2
     Short-term investments and other invested assets................................................           1.3
   Maturities, prepayments and scheduled redemptions of:
     Fixed maturities held-to-maturity...............................................................          79.9
     Fixed maturities available-for-sale.............................................................          91.5
     Short-term investments and other invested assets................................................          10.1
     Mortgage loans on real estate...................................................................          85.6
   Purchases of:
     Fixed maturities held-to-maturity...............................................................        (127.2)
     Fixed maturities available-for-sale.............................................................        (424.7)
     Equity securities available-for-sale............................................................          (0.6)
     Real estate.....................................................................................          (0.4)
     Short-term investments and other invested assets................................................         (38.8)
     Mortgage loans on real estate issued............................................................        (100.5)
     Other, net......................................................................................         (41.5)
                                                                                                           --------
         Net cash used in investing activities.......................................................        (269.5)
Cash flows from financing activities:
   Universal life and investment-type contract deposits..............................................      $1,067.2
   Universal life and investment-type contract maturities and withdrawals............................        (430.7)
                                                                                                           --------
         Net cash provided by financing activities...................................................         636.5
                                                                                                           --------
         Net increase in cash and cash equivalents...................................................          17.7
Cash and cash equivalents at beginning of year.......................................................         259.6
                                                                                                           --------
         Cash and cash equivalents at end of year....................................................      $  277.3
                                                                                                           ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

     Prior to 2000, the Company did not prepare its financial statements in accordance with accounting principles generally accepted in the United States and financial information on such basis currently is not readily available for earlier periods. Comparative financial statements prepared on a statutory-basis are included elsewhere in this Form 10-K.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities, which the Company has the positive intent and ability to hold to maturity, are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses).

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities and 3.5% to 10.3% for individual annuity liabilities.

     Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Participating Insurance

     Participating business represents approximately 16.3% of the Company's life insurance in force and 30.1% of life insurance premiums in 2000.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $30.2 million in 2000.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate account assets and liabilities reported in the accompanying consolidated balance sheet represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statement of income reflects premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

  Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

  Accounting Changes and New Accounting Principles Adopted

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $0.5 million (net of tax of $0.3 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in an increase to earnings of $4.9 million (net of tax of $2.7 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rates. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $550.3 million of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $4.7 million (net of tax of $2.5 million) as of January 1, 2001.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiary's statutory-basis capital and surplus, the Company and its domestic life insurance subsidiary will remain in compliance with all regulatory and contractual obligations.

Note 2. Transactions with Parent

     John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which were revised in 2000 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $170.6 million, which has been included in other operating costs and expenses. As of December 31, 2000, the Company owed John Hancock $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net income by $0.9 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $102.2 million as of December 31, 2000. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million from the Company in 2000. This agreement increased the Company's net gain from operations in 2000 by $1.1 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments

     The following information summarizes the components of net investment income and realized investment losses, net:

                                                                                                               Year Ended
                                                                                                               December 31
                                                                                                                   2000
                                                                                                             ---------------
                                                                                                              (in millions)
Net Investment Income
  Fixed maturities.............................................................................................    $138.5
  Equity securities............................................................................................       0.2
  Mortgage loans on real estate................................................................................      44.3
  Real estate..................................................................................................       4.1
  Policy loans.................................................................................................      17.1
  Short-term investments.......................................................................................      19.4
  Other........................................................................................................       1.1
                                                                                                                   ------
  Gross investment income......................................................................................     224.7
     Less investment expenses..................................................................................      11.3
                                                                                                                   ------
     Net investment income.....................................................................................    $213.4
                                                                                                                   ======
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs
 Fixed maturities..............................................................................................    $(16.0)
 Equity securities.............................................................................................       0.8
 Mortgage loans on real estate and real estate.................................................................      (2.3)
 Derivatives and other invested assets.........................................................................       3.1
 Amortization adjustment for deferred policy acquisition costs.................................................       3.8
                                                                                                                   ------
 Net realized investment losses, net of related amortization of deferred policy acquisition costs..............    $(10.6)
                                                                                                                   ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Gross gains of $1.5 million in 2000 and gross losses of $6.0 million in 2000 were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                          Gross         Gross
                                                                         Amortized      Unrealized    Unrealized        Fair
                                                                            Cost          Gains         Losses         Value
                                                                         ---------      ----------    ----------     ----------
                                                                                               (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.....................................................  $  684.2         $23.4         $51.0        $  656.6
Mortgage-backed securities...............................................      29.3           0.2           1.2            28.3
Obligations of states and political subdivisions.........................       1.9           0.0           0.0             1.9
                                                                           --------         -----         -----        --------
   Total.................................................................  $  715.4         $23.6         $52.2        $  686.8
                                                                           ========         =====         =====        ========
Available-for-sale:
Corporate securities.....................................................  $  751.6         $20.6         $27.8        $  744.4
Mortgage-backed securities...............................................     239.1           3.6           3.7           239.0
Obligations of states and political subdivisions.........................       0.9           0.0           0.0             0.9
Debt securities issued by foreign governments............................      11.1           0.3           0.6            10.8
U.S. Treasury securities and obligations of U.S. government
   corporations and agencies.............................................      16.1           0.7           0.1            16.7
                                                                           --------         -----         -----        --------
Total fixed maturities...................................................   1,018.8          25.2          32.2         1,011.8
Equity securities........................................................       7.1           2.8           1.8             8.1
                                                                           --------         -----         -----        --------
   Total.................................................................  $1,025.9         $28.0         $34.0        $1,019.9
                                                                           ========         =====         =====        ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (in millions)

Held-to-Maturity:
Due in one year or less.................................  $   71.9    $   72.1
Due after one year through five years...................     234.8       235.0
Due after five years through ten years..................     222.5       223.0
Due after ten years.....................................     156.9       128.4
                                                          --------    --------
                                                             686.1       658.5
Mortgage-backed securities..............................      29.3        28.3
                                                          --------    --------
 Total..................................................  $  715.4    $  686.8
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   24.9    $   24.8
Due after one year through five years...................     332.3       333.0
Due after five years through ten years..................     290.0       281.0
Due after ten years.....................................     132.5       134.0
                                                          --------    --------
                                                             779.7       772.8
Mortgage-backed securities..............................     239.1       239.0
                                                          --------    --------
 Total..................................................  $1,018.8    $1,011.8
                                                          ========    ========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000, $1.4 million of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Changes in the allowance for probable losses on mortgage loans on real estate were as follows:

                              Balance at                         Balance at
                              Beginning                            End of
                                of Year   Additions  Deductions     Year
                              ----------  ---------  ----------  ----------
                                               (in millions)

Year ended December 31, 2000
Mortgage loans on real
 estate......................    $3.8        $1.2        $0.0       $5.0
                                 ====        ====        ====       ====

     At December 31, 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Impaired mortgage loans on real estate with provision for
 losses.......................................................          $4.2
Provision for losses..........................................           1.2
                                                                        ----
Net impaired mortgage loans on real estate....................          $3.0
                                                                        ====

     The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Average recorded investment in impaired loans.................         $2.1
Interest income recognized on impaired loans..................          0.3

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $3.4 million as of December 31, 2000.The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Expected......................................................         0.34
Actual........................................................         0.27

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)

Apartments..............   $129.2      East North Central.........  $ 68.1
Hotels..................     15.1      East South Central.........    27.6
Industrial..............     77.4      Middle Atlantic............    27.1
Office buildings........     99.2      Mountain...................    35.7
Retail..................     45.7      New England................    44.5
Mixed Use...............     13.5      Pacific....................   120.7
Agricultural............    165.6      South Atlantic.............   156.7
Other...................     14.1      West North Central.........    16.9
                                       West South Central.........    59.3
                                       Canada/Other...............     3.2
Allowance for losses....     (5.0)     Allowance for losses.......    (5.0)
                           ------                                   ------
 Total..................   $554.8       Total.....................  $554.8
                           ======                                   ======

     Bonds with amortized cost of $7.0 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $0.6 million in 2000. Accumulated depreciation was $2.5 million at December 31, 2000.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $0.4 million at December 31, 2000. Total combined assets of these joint ventures and partnerships were $28.5 million (consisting primarily of investments), and total combined liabilities were $8.7 million (including $2.9 million of non-recourse notes payable to banks) at December 31, 2000. Total combined revenues and expenses of such joint ventures and partnerships were $77.6 million and $76.3 million, respectively, resulting in $1.3 million of total combined income from operations before income taxes in 2000. Net investment income on investments accounted for on the equity method totaled $0.4 million in 2000.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                           Number of
                                           Contracts/   Assets (Liabilities)
                                            Notional   ----------------------
                                            Amounts             2000
                                           ----------  ----------------------
                                                        Carrying      Fair
                                              2000        Value       Value
                                           ----------  -----------  ---------
                                                      (in millions)

Asset Hedges:
 Futures contracts to sell securities.....          6           --         --
 Interest rate swap agreements
  Notional................................     $600.0           --      (10.8)
  Average fixed rate--paid................       6.38%          --         --
  Average float rate--received............       6.69%          --         --
 Currency rate swap agreements............     $ 22.3         (0.6)      (0.6)
 Equity collar agreements.................         --          0.4        0.4
Liability Hedges:
 Futures contracts to acquire securities..         43          0.1        0.1
 Interest rate swap agreements
  Notional................................     $570.0                     9.6
  Average fixed rate--received............       6.43%          --         --
  Average float rate--paid................       6.69%          --         --
 Interest rate cap agreements.............     $239.4          2.1        2.1
 Interest rate floor agreements...........      485.4          4.5        4.5

     Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

     The interest rate swap agreements expire in 2001 to 2011. The interest rate cap agreements expire in 2006 to 2007 and interest rate floor agreements expire in 2010. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives (continued)

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5. Income Taxes

     The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

     The components of income taxes were as follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Current taxes:
 Federal.........................................................      $15.2
 Foreign.........................................................        0.6
                                                                       -----
                                                                        15.8

Deferred taxes:
 Federal.........................................................       28.0
 Foreign.........................................................         --
                                                                       -----
                                                                        28.0
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Tax at 35%.......................................................      $50.1
 Add (deduct):
 Equity base tax.................................................       (5.6)
 Tax credits.....................................................       (0.6)
 Foreign taxes...................................................        0.6
 Tax exempt investment income....................................       (0.7)
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Deferred Tax Assets:
 Policy reserve adjustments..................................         $ 74.6
 Other postretirement benefits...............................           23.3
 Book over tax basis of investments..........................            7.8
 Interest....................................................            7.5
 Unrealized losses...........................................            1.4
                                                                      ------
  Total deferred tax assets..................................          114.6
                                                                      ------
Deferred Tax Liabilities:
 Deferred policy acquisition costs...........................          199.1
 Depreciation................................................            1.8
 Basis in partnerships.......................................            0.4
 Market discount on bonds....................................            0.6
 Other.......................................................            9.5
                                                                      ------
  Total deferred tax liabilities.............................          211.4
                                                                      ------
  Net deferred tax liabilities...............................         $ 96.8
                                                                      ======

     The Company made income tax payments of $62.9 million in 2000.

Note 6. Debt and Line of Credit

     At December 31, 2000, the Company had a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250.0 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and the Company. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

Note 7. Reinsurance

     The effect of reinsurance on premiums written and earned was as follows:


                                                                 2000 Premiums
                                                               -----------------
                                                               Written   Earned
                                                               -------  --------
                                                                (in millions)

Life Insurance:
 Direct......................................................   $34.1     $34.1
 Ceded.......................................................    (5.5)     (5.5)
                                                                -----     -----
  Net life insurance premiums................................   $28.6     $28.6
                                                                =====     =====

     For the year ended December 31, 2000, benefits to policyholders under life ceded reinsurance contracts were $3.0 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7. Reinsurance (continued)

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8. Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds, issue real estate mortgages and purchase other assets totaling $37.0 million, $6.3 million and $17.4 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above was $62.9 million at December 31, 2000. The majority of these commitments expire in 2001.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $66.3 million at December 31, 2000. No costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total shareholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity

     (a)  Other Comprehensive Loss

     The components of accumulated other comprehensive loss are as follows:

                                                                    Accumulated
                                                                       Other
                                                                   Comprehensive
                                                                      Income
                                                                   -------------

Balance at January 1, 2000......................................       ($13.4)
                                                                       ------
Gross unrealized gains (net of deferred income tax expense of
 $9.7 million)..................................................         18.0
Less reclassification adjustment for gains, realized in net
 income (net of tax expense of $1.6 million)....................         (2.9)
Adjustment to deferred policy acquisition costs (net of
 deferred income tax benefit of $2.1 million)...................         (3.9)
                                                                       ------
Net unrealized gains............................................         11.2
                                                                       ------
Balance at December 31, 2000....................................        ($2.2)
                                                                       ======

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                        2000
                                                                   -------------
                                                                   (in millions)

Balance, end of year comprises:
 Unrealized investment gains (losses) on:
 Fixed maturities...............................................        ($7.0)
 Equity investments.............................................          1.0
 Derivatives and other..........................................          0.3
                                                                       ------
  Total.........................................................         (5.7)
Amounts attributable to:
 Deferred policy acquisition cost...............................          2.1
 Deferred federal income taxes..................................          1.4
                                                                       ------
  Total.........................................................          3.5
                                                                       ------
  Net unrealized investment gains...............................        ($2.2)
                                                                       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity (Continued)

     (b)  Statutory Results

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize a pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. The pension plan prepaid expense amounted to $55.6 million at December 31, 2000.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.


                                                                       2000
                                                                   -------------
                                                                   (in millions)

Statutory net income............................................       $ 26.6
Statutory surplus...............................................        527.2

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10. Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; and (v) a charge for certain one time costs associated with John Hancock's demutualization process.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                       Retail
                                            Retail      Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
2000
Revenues:
 Segment revenues.......................  $  530.8    $   48.5     $   579.3
 Realized investment losses, net........     (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues...............................  $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
 Net investment income..................  $  215.9       ($2.5)    $   213.4
Net Income:
 Segment after-tax operating income.....      96.0         6.3         102.3
 Realized investment losses, net........      (6.8)         --          (6.8)
 Restructuring charges..................      (1.1)         --          (1.1)
 Surplus tax............................       5.4         0.2           5.6
 Other demutualization related costs....      (0.5)       (0.1)         (0.6)
                                          --------    --------     ---------
 Net income.............................  $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
SupplementaL Information:
 Equity in net income of investees
  accounted for by the equity method....  $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs.....................      17.6        16.4          34.0
 Income tax expense.....................      40.7         3.1          43.8
 Segment assets.........................   9,326.9     2,867.8      12,194.7
Net Realized Investment Gains Data:
 Net realized investment losses.........  $  (14.4)         --     $   (14.4)
 Add capitalization/less amortization of
  deferred policy acquisition costs
  related to net realized investment
  gains (losses)........................       3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment losses, net of
  related amortization of deferred
  policy acquisition costs--per
  consolidated financial statements.....     (10.6)         --         (10.6)
 Less income tax effect.................       3.8          --           3.8
                                          --------    --------     ---------
 Realized investment losses,
  net-after-tax adjustment made to
  calculate segment operating income....     ($6.8)         --         ($6.8)
                                          ========    ========     =========

     The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments (continued)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                          December 31
                                                             2000
                                                   --------------------------
                                                   Carrying Value  Fair Value
                                                   --------------  ----------
                                                         (in millions)

Assets:
 Fixed maturities:
  Held-to-maturity...............................    $  715.4       $  686.8
  Available-for-sale.............................     1,011.8        1,011.8
 Equity securities:
  Available-for-sale.............................         8.1            8.1
 Mortgage loans on real estate...................       554.8          574.2
 Policy loans....................................       334.2          334.2
 Short-term investments..........................        21.7           21.7
 Cash and cash equivalents.......................       277.3          277.3
Liabilities:
Fixed rate deferred and immediate annuities......        63.8           60.4

Derivatives assets/(liabilities) relating to:
  Futures contracts, net.........................         0.1            0.1
  Interest rate swap agreements..................                       (1.2)
  Interest rate cap agreements...................         2.1            2.1
  Interest rate floor agreements.................         4.5            4.5
  Currency rate swap agreements..................        (0.6)          (0.6)
  Equity collar agreements.......................         0.4            0.4
Commitments......................................          --           62.9

                        REPORT OF INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 2000, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements also are described in Note 1.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 9, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                      December 31
                                           ----------------------------------
                                              2000       1999        1998
                                           ---------- ----------- -----------
                                                     (in millions)

Assets
 Bonds--Note 6............................  $ 1,400.5   $ 1,216.3    $1,185.8
 Preferred stocks.........................       44.0        35.9        36.5
 Common stocks............................        2.8         3.2         3.1
 Investment in affiliates.................       84.8        80.7        81.7
 Mortgage loans on real estate--Note 6....      456.0       433.1       388.1
 Real estate..............................       24.5        25.0        41.0
 Policy loans.............................      218.9       172.1       137.7
 Cash items:
  Cash in banks...........................       45.4        27.2        11.4
  Temporary cash investments..............      226.6       222.9         8.5
                                            ---------   ---------    --------
                                                272.0       250.1        19.9
 Premiums due and deferred................       73.0        29.9        32.7
 Investment income due and accrued........       43.3        33.2        29.8
 Other general account assets.............       17.6        65.3        47.5
 Assets held in separate accounts.........    8,082.8     8,268.2     6,595.2
                                            ---------   ---------    --------
  Total Assets............................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========


Obligations And Stockholder's Equity
Obligations
 Policy reserves..........................  $ 2,207.9   $ 1,866.6    $1,652.0
 Federal income and other taxes
  payable--Note 1.........................       (7.4)       67.3        44.3
 Other general account obligations........      166.3       219.0       150.9
 Transfers from separate accounts, net....     (198.5)     (221.6)     (190.3)
 Asset valuation reserve--Note 1..........       26.7        23.1        21.9
 Obligations related to separate accounts.    8,076.4     8,261.6     6,589.4
                                            ---------   ---------    --------
   Total Obligations......................   10,271.4    10,216.0     8,268.2
                                            =========   =========    ========
Stockholder's Equity
 Common Stock, $50 par value; authorized
  50,000 shares; issued and outstanding
  50,000 shares...........................        2.5         2.5         2.5
 Paid-in capital..........................      572.4       572.4       377.5
 Unassigned deficit--Note 10..............     (126.1)     (177.9)      (49.2)
                                            ---------   ---------    --------
  Total Stockholder's Equity..............      448.8       397.0       330.8
                                            ---------   ---------    --------
 Total Obligations and Stockholder's
  Equity..................................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                                                  Year ended December 31
                                                                                              -------------------------------
                                                                                                2000       1999        1998
                                                                                              --------   --------    --------
                                                                                                       (In Millions)
Income
 Premiums..................................................................................   $  945.5   $  950.8    $1,272.3
 Net investment income--Note 3.............................................................      176.7      136.0       122.8
 Other, net................................................................................      475.6      605.4       618.1
                                                                                              --------   --------    --------
                                                                                               1,597.8    1,692.2     2,013.2
Benefits and Expenses
 Payments to policyholders and beneficiaries...............................................      340.8      349.9       301.4
 Additions to reserves to provide for future payments to policyholders and
   beneficiaries...........................................................................      844.4      888.8     1,360.2
 Expenses of providing service to policyholders and obtaining new insurance--Note 5........      363.4      314.4       274.2
 State and miscellaneous taxes.............................................................       25.8       20.5        28.1
                                                                                              --------   --------    --------
                                                                                               1,574.4    1,573.6     1,963.9
                                                                                              --------   --------    --------
Gain From Operations Before Federal Income Tax (Credit) Expense and Net
   Realized Capital Losses.................................................................       23.4      118.6        49.3
Federal income tax (credit) expense--Note 1................................................      (18.0)      42.9        33.1
                                                                                              --------   --------    --------
Gain From Operations Before Net Realized Capital Losses....................................       41.4       75.7        16.2
Net realized capital losses--Note 4........................................................      (18.2)      (1.7)       (0.6)
                                                                                              --------   --------    --------
Net Income.................................................................................       23.2       74.0        15.6
Unassigned deficit at beginning of year....................................................     (177.9)     (49.2)      (58.3)
Net unrealized capital gains (losses) and other adjustments--Note 4........................        8.0       (3.8)       (6.0)
Adjustment to premiums due and deferred....................................................       21.4         --          --
Other reserves and adjustments--Note 10....................................................       (0.8)    (198.9)       (0.5)
                                                                                              --------   --------    --------
Unassigned Deficit at End of Year..........................................................   $ (126.1)  $ (177.9)   $  (49.2)
                                                                                              ========   ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                   Year ended December 31
                                                                                -----------------------------
                                                                                 2000      1999        1998
                                                                                -------   -------    --------
                                                                                       (In millions)
Cash flows from operating activities:
 Insurance premiums...........................................................  $ 939.9   $ 958.5    $1,275.3
 Net investment income........................................................    166.0     134.2       118.2
 Benefits to policyholders and beneficiaries..................................   (315.1)   (321.6)     (275.5)
 Dividends paid to policyholders..............................................    (26.1)    (25.6)      (22.3)
 Insurance expenses and taxes.................................................   (362.4)   (344.8)     (296.9)
 Net transfers to separate accounts...........................................   (513.0)   (705.3)     (874.4)
 Other, net...................................................................    347.4     540.6       551.3
                                                                                -------   -------    --------
   Net Cash Provided From Operations..........................................    236.7     236.0       475.7
                                                                                -------   -------    --------
Cash flows used in investing activities:
 Bond purchases...............................................................   (450.7)   (240.7)     (618.8)
 Bond sales...................................................................    148.0     108.3       340.7
 Bond maturities and scheduled redemptions....................................     80.0      78.4       111.8
 Bond prepayments.............................................................     29.4      18.7        76.5
 Stock purchases..............................................................     (8.8)     (3.9)      (23.4)
 Proceeds from stock sales....................................................      1.7       3.6         1.9
 Real estate purchases........................................................     (0.4)     (2.2)       (4.2)
 Real estate sales............................................................      0.2      17.8         2.1
 Other invested assets purchases..............................................    (13.8)     (4.5)         --
 Mortgage loans issued........................................................    (85.7)    (70.7)     (145.5)
 Mortgage loan repayments.....................................................     61.6      25.3        33.2
 Other, net...................................................................     23.7     (68.9)     (435.2)
                                                                                -------   -------    --------
  Net Cash Used in Investing Activities.......................................   (214.8)   (138.8)     (660.9)
                                                                                -------   -------    --------

Cash flows from financing activities:
 Capital contribution.........................................................       --     194.9          --
 Net (decrease) increase in short-term note payable...........................       --     (61.9)       61.9
                                                                                -------   -------    --------
  Net Cash Provided From Financing Activities.................................       --     133.0        61.9
                                                                                -------   -------    --------
  Increase (Decrease) in Cash and Temporary Cash Investments..................     21.9     230.2      (123.3)
Cash and temporary cash investments at beginning of year......................    250.1      19.9       143.2
                                                                                -------   -------    --------
   Cash and Temporary Cash Investments at End of Year.........................  $ 272.0   $ 250.1    $   19.9
                                                                                =======   =======    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


Note 1. Nature of Operations and Significant Accounting Practices

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, writes variable and universal life insurance policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include:(1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available-for-sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred. The carrying values of investment securities and real estate are reduced through the income statement when there has been a decline in value deemed other than temporary and mortgage loan valuation allowances, if necessary, are established when the Company determines it is probable that it will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and
(9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. GAAP net income for the year ended December 31, 2000 and GAAP shareholder's equity as of December 31, 2000 and 1999 were $99.4 million, $805.6 million and $695.0 million, respectively. The effects of variances from GAAP on net income for the year ended December 31, 1999 have not been determined but are presumed to be material.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  The significant accounting practices of the Company are as follows:

  Permitted Statutory Accounting Practices: In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company will use to prepare its statutory-basis financial statements. The Commonwealth of Massachusetts Division of Insurance has adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company's statutory-basis capital and surplus, the Company will remain in compliance with all regulatory and contractual obligations.

  Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The interest rate cap and floor agreements and collars are carried at fair value, with changes in fair value reflected directly in unassigned deficit.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.5 million in 2000, $1.9 million in 1999, and $3.0 million in 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 2000, the IMR, net of 2000 amortization of $1.6 million, amounted to $4.2 million, which is included in other general account obligations. The corresponding 1999 amounts were $2.3 million and $7.4 million, respectively, and the corresponding 1998 amounts were $2.4 and $10.7 million, respectively.

  Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $6.3 million, $8.9 million, and $11.4 million at December 31, 2000, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 2000.

  Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 2000.

  Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $65.1 million in 2000, $10.6 million in 1999, and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 2000, 1999 or 1998.

  Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Note 2. Investment in Affiliate

  The Company owns all outstanding shares of Investors Partner Life Insurance Company (IPL). IPL manages a block of single premium whole life insurance business and began marketing term life and variable universal life products through brokers in 1999.

  Summarized statutory-basis financial information for IPL for 2000, 1999 and 1998 is as follows:


                                                        2000    1999     1998
                                                       ------  ------  --------
                                                           (In millions)

Total assets........................................   $554.7  $571.0   $587.8
Total liabilities...................................    476.3   499.2    517.5
Total revenues......................................     42.8    35.6     38.8
Net income..........................................      3.3     3.5      3.8


Note 3. Net Investment Income

  Investment income has been reduced by the following amounts:


                                                          2000   1999    1998
                                                          -----  -----  -------
                                                             (In millions)
Investment expenses....................................   $ 9.0  $ 9.5   $ 8.3
Interest expense.......................................      --    1.7     2.4
Depreciation expense...................................     0.6    0.6     0.8
Investment taxes.......................................     0.5    0.3     0.7
                                                          -----  -----   -----
                                                          $10.1  $12.1   $12.2
                                                          =====  =====   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Net Capital Gains (Losses) and Other Adjustments

  Net realized capital losses consist of the following items:


                                                       2000    1999      1998
                                                      -------  ------  --------
                                                            (In millions)

Net (losses) gains from asset sales................   $(19.5)  $(2.8)   $ 7.6
Capital gains tax..................................     (0.3)    0.2     (2.9)
Amounts transferred to IMR.........................      1.6     0.9     (5.3)
                                                      ------   -----    -----
 Net realized capital losses.......................   $(18.2)  $(1.7)   $(0.6)
                                                      ======   =====    =====

  Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                                                      2000    1999     1998
                                                                                                      -----   -----    -----
                                                                                                          (In millions)
Net gains (losses) from changes in security values and book value adjustments......................   $11.6   $(2.6)   $(2.7)
Increase in asset valuation reserve................................................................    (3.6)   (1.2)    (3.3)
                                                                                                      -----   -----    -----
 Net unrealized capital gains (losses) and other adjustments.......................................   $ 8.0   $(3.8)   $(6.0)
                                                                                                      =====   =====    =====

Note 5. Transactions With Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 2000, 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $162.2 million, $188.3 million, $157.5 million, in 2000, 1999, and 1998, respectively, which has been included in insurance and investment expenses. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by John Hancock includes $0.7 million, $0.2 million, and $0.7 million in 2000, 1999, and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company. John Hancock allocates a portion of the activity related to its defined benefit pension plans to the Company. The pension plan prepaid expense allocated to the Company amounted to $55.0 million and $41.9 million in 2000 and 1999, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Transactions With Parent (continued)

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million, $44.5 million, and $4.9 million of cash for tax, commission, and expense allowances to the Company, which decreased the Company's net gain from operations by $0.9 million in 2000, and increased the Company's net gain from operations by$20.6 million, and $22.2 million in 1999, and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $17.4 million, $40.0 million, and $12.7 million in 2000, 1999, and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $5.6 million, $26.9 million, and $8.4 million in 2000, 1999, and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims in 2000, 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million, $0.8 million, and $1.0 million in 2000, 1999, and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations by $1.1 million in 2000 and $0.5 million in both 1999 and 1998.

  The Company had a $200.0 million line of credit with an affiliate, John Hancock Capital Corp. At December 31, 2000 and 1999, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments

  The statement value and fair value of bonds are shown below:

                                                                                 Gross          Gross
                                                                Statement      Unrealized     Unrealized        Fair
                                                                  Value           Gains         Losses          Value
                                                                ---------      ----------     ----------      ----------
                                                                                (In millions)
December 31, 2000
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.7         $  --          $  --         $    5.7
Obligations of states and political subdivisions..............        1.8            --             --              1.8
Debt securities issued by foreign governments.................       10.9           0.3            0.6             10.6
Corporate securities..........................................    1,158.8          36.4           68.5          1,126.7
Mortgage-backed securities....................................      223.3           3.4            4.6            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,400.5         $40.1          $73.7         $1,366.9
                                                                 ========         =====          =====         ========

December 31, 1999
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.9            --          $ 0.1         $    5.8
Obligations of states and political subdivisions..............        2.2         $ 0.1            0.1              2.2
Debt securities issued by foreign governments.................       13.9           0.8            0.1             14.6
Corporate securities..........................................      964.9          13.0           59.4            918.5
Mortgage-backed securities....................................      229.4           0.5            7.8            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,216.3         $14.4          $67.5         $1,163.2
                                                                 ========         =====          =====         ========

December 31, 1998
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.1         $ 0.1             --         $    5.2
Obligations of states and political subdivisions..............        3.2           0.3             --              3.5
Corporate securities..........................................      925.2          50.4          $15.0            960.6
Mortgage-backed securities....................................      252.3          10.0            0.1            262.2
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,185.8         $60.8          $15.1         $1,231.5
                                                                 ========         =====          =====         ========

  The statement value and fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less.................................  $   72.4    $   72.5
Due after one year through five years...................     424.2       427.7
Due after five years through ten years..................     428.5       419.5
Due after ten years.....................................     252.1       225.1
                                                          --------    --------
                                                           1,177.2     1,144.8
Mortgage-backed securities..............................     223.3       222.1
                                                          --------    --------
                                                          $1,400.5    $1,366.9
                                                          ========    ========

  Gross gains of $0.9 million in 2000, $0.3 million in 1999, and $3.4 million in 1998 and gross losses of $3.0 million in 2000, $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 2000, bonds with an admitted asset value of $9.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million at December 31, 2000 and 1999 and $2.1 million at December 31, 1998. At December 31, 2000, gross unrealized appreciation on common stocks totaled $1.5 million, and gross unrealized depreciation totaled $1.8 million. The fair value of preferred stock totaled $41.6 million, $35.9 million, and $36.5 million at December 31, 2000, 1999, and 1998, respectively.

  Bonds with amortized cost of $5.1 million were non-income producing for the twelve months ended December 31, 2000.

  At December 31, 2000, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement    Geographic                 Statement
Property Type                Value      Concentration                Value
-------------            -------------  -------------           ---------------
                         (In millions)                           (In millions)
Apartments.............     $ 93.7      East North Central.....     $ 64.3
Hotels.................       13.0      East South Central.....       20.9
Industrial.............       63.5      Middle Atlantic........       20.9
Office buildings.......       84.7      Mountain...............       27.0
Retail.................       35.4      New England............       23.4
Agricultural...........      142.5      Pacific................      108.0
Other..................       23.2      South Atlantic.........      120.7
                            ------
                                        West North Central.....       16.0
                                        West South Central.....       51.5
                                        Other..................        3.3
                                                                    ------
                            $456.0                                  $456.0
                            ======                                  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6.  Investments (continued)

  At December 31, 2000, the fair values of the commercial and agricultural mortgage loans portfolios were $317.5 million and $149.8 million, respectively. The corresponding amounts as of December 31, 1999 were approximately $323.5 million and $98.2 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 2000 were 12.84% and 8.29% for agricultural loans, and 8.94% and 8.07% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

Note 7.  Reinsurance

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 2000 were $588.1 million, $187.3 million, and $19.9 million, respectively. The corresponding amounts in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively, and the corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           2000
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     2000           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........      $     --         $  --       $   --
Futures contracts to buy securities..........            43           0.1          0.1
Interest rate swap agreements................      $1,150.0            --
Interest rate cap agreements.................         239.4           2.1          2.1
Currency rate swap agreements................          22.3            --         (0.6)
Equity collar agreements.....................            --           0.4          0.4
Interest rate floor agreements...............         361.4           1.4          1.4

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           362         $ 0.6       $  0.6
Interest rate swap agreements................      $  965.0            --         11.5
Interest rate cap agreements.................         239.4           5.6          5.6
Currency rate swap agreements................          15.8            --         (1.6)

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           947         $(0.5)      $ (0.5)
Interest rate swap agreements................      $  365.0            --        (17.7)
Interest rate cap agreements.................          89.4           3.1          3.1
Currency rate swap agreements................          15.8            --         (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk (continued)

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

  The futures contracts expire in 2001. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 9. Policy Reserves, Policyholders' and Beneficiaries' Funds and Obligations Related To Separate Accounts

  The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                                             December 31, 2000   Percent
                                                                             -----------------  ---------
                                                                                   (In millions)
Subject to discretionary withdrawal (with adjustment)
 With market value adjustment..............................................      $   30.3          1.1%
 At book value less surrender charge.......................................          54.7          2.1
 At market value...........................................................       2,250.3         84.8
                                                                                 --------        -----
  Total with adjustment....................................................       2,335.3         88.0
Subject to discretionary withdrawal at book value (without adjustment).....         312.8         11.8
Not subject to discretionary withdrawal--general account...................           7.1          0.2
                                                                                 --------        -----
  Total annuity reserves and deposit liabilities...........................      $2,655.2        100.0%
                                                                                 ========        =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds issue real estate mortgages and purchase other assets totaling $33.5 million, $6.3 million and $14.7 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $56.4 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 2000 amounted to $39.5 million and is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                       December 31
                                                         ---------------------------------------
                                                                2000                 1999
                                                         ------------------   ------------------
                                                         Carrying    Fair     Carrying     Fair
                                                          Amount     Value     Amount      Value
                                                         --------  ---------  --------  ----------
                                                                      (In millions)
Assets
Bonds--Note 6..........................................  $1,400.5  $1,366.9   $1,216.3   $1,163.2
Preferred stocks--Note 6...............................      44.0      41.6       35.9       35.9
Common stocks--Note 6..................................       2.8       2.8        3.2        3.2
Mortgage loans on real estate--Note 6..................     456.0     467.3      433.1      421.7
Policy loans--Note 1...................................     218.9     218.9      172.1      172.1
Cash items--Note 1.....................................     272.0     272.0      250.1      250.1

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................       0.1       0.1        0.6        0.6
Interest rate swaps....................................        --      (0.4)        --       11.5
Currency rate swaps....................................        --      (0.6)        --       (1.6)
Interest rate caps.....................................       2.1       2.1        5.6        5.6
Equity collar agreements...............................        --       0.4         --         --

Liabilities
Commitments--Note 10...................................        --      56.4         --       19.4

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments (continued)

                                                             December 31
                                                         -------------------
                                                                 1998
                                                         -------------------
                                                         Carrying      Fair
                                                          Amount      Value
                                                         ---------  ---------
                                                             (In millions)
Assets
Bonds--Note 6..........................................  $1,185.8    $1,231.5
Preferred stocks--Note 6...............................      36.5        36.5
Common stocks--Note 6..................................       3.1         3.1
Mortgage loans on real estate--Note 6..................     388.1       401.3
Policy loans--Note 1...................................     137.7       137.7
Cash items--Note 1.....................................      19.9        19.9

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................      (0.5)       (0.5)
Interest rate swaps....................................        --       (17.7)
Currency rate swaps....................................        --        (3.3)
Interest rate caps.....................................       3.1         3.1

Liabilities
Commitments--Note 10...................................        --        32.1

  The carrying amounts in the tables are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                     Amount at Which
                                                                                                      Shown in the
                                                                                                      Consolidated
                     Type of Investment                                          Cost (2)    Value    Balance Sheet
                     ------------------                                          --------    -----   ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..............      16.1       16.7         16.7
States, municipalities and political subdivisions.............................       6.8        6.7          6.7
Foreign governments...........................................................      11.1       10.8         10.8
Public utilities..............................................................      49.1       50.1         50.1
Convertibles and bonds with warrants attached.................................      13.7       13.6         13.6
All other corporate bonds.....................................................     877.1      871.5        871.5
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................      44.9       42.4         42.4
                                                                                 -------    -------      -------
Total fixed maturity securities, available-for-sale...........................   1,018.8    1,011.8      1,011.8
                                                                                 -------    -------      -------

Equity securities, available-for-sale:
Common stocks:
Public utilities..............................................................       0.0        0.0          0.0
Banks, trust and insurance companies..........................................       0.0        0.0          0.0
Industrial, miscellaneous and all other.......................................       4.0        4.8          4.8
Non-redeemable preferred stock................................................       3.1        3.3          3.3
                                                                                 -------    -------      -------
Total equity securities, available-for-sale...................................       7.1        8.1          8.1
                                                                                 -------    -------      -------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..............       0.0        0.0          0.0
States, municipalities and political subdivisions.............................       1.9        1.9          1.9
Foreign governments...........................................................       0.0        0.0          0.0
Public utilities..............................................................      42.5       43.4         42.5
Convertibles and bonds with warrants attached.................................      13.3       11.1         13.3
All other corporate bonds.....................................................     657.7      630.4        657.7
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Total fixed maturity securities, held-to-maturity.............................     715.4      686.8        715.4
                                                                                 -------    -------      -------

Equity securities, trading:
Common stocks:
Public utilities..............................................................
Banks, trust and insurance companies..........................................
Industrial, miscellaneous and all other.......................................
Non-redeemable preferred stock................................................
Total equity securities, trading..............................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Mortgage loans on real estate, net (1)........................................     559.8       XXXX        554.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (continued)

                            As of December 31, 2000
                            (in millions of dollars)


                                                             Amount at Which
                                                               Shown in the
                                                               Consolidated
                                          Cost (2)   Value     Balance Sheet
                                          --------   -----   ----------------
Real estate, net:
Investment properties (1)...............     23.9      XXXX          23.9
Acquired in satisfaction of debt (1)....      0.0      XXXX           0.0
Policy loans............................    334.2      XXXX         334.2
Other long-term investments (2).........     34.8      XXXX          34.8
Short-term investments..................     21.7      XXXX          21.7
                                          -------   -------       -------
 Total investments......................  2,715.7   1,706.7       2,704.7
                                          =======   =======       =======

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.

(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

       As of December 31, 2000, 1999 and 1998 and for the Year then ended
                            (in millions of dollars)


                                                           Future Policy                 Other
                                              Deferred       Benefits,                   Policy
                                               Policy      Losses, Claims              Claims and
                                             Acquisition      and Loss      Unearned    Benefits    Premium
               Segment                          Costs         Expenses      Premiums    Payable     Revenue
               -------                      ------------  ---------------  ---------   ----------   -------
GAAP
2000:
Protection..................................   $819.3        $2,698.4        $212.0      $11.1      $   28.6
Asset Gathering.............................    174.8            70.0            --         --            --
                                               ------        --------        ------      -----      --------
 Total......................................   $994.1        $2,768.4        $212.0      $11.1      $   28.6
                                               ------        --------        ------      -----      --------
Statutory Basis
2000:
 Variable Products..........................      N/A        $2,206.0        $  8.8      $16.4      $  945.4
                                               ------        --------        ------      -----      --------
1999:
 Variable Products..........................      N/A        $1,864.9        $  3.9      $15.4      $  950.8
                                               ------        --------        ------      -----      --------
1998:
 Variable Products..........................      N/A        $1,651.7        $  2.3      $13.1      $1,272.3
                                               ------        --------        ------      -----      --------

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)


                                                                        Amortization Of
                                                       Benefits,        Deferred Policy
                                                    Claims, Losses,    Acquisition Costs,
                                           Net            And          Excluding Amounts       Other
                                       Investment      Settlement     Related To Realized    Operating
       Segment                           Income         Expenses        Investment Gains      Expenses
       -------                         ----------   ---------------   -------------------    ---------
GAAP
2000:
Protection...........................    $215.9         $  242.2             $17.6             $100.5
Asset Gathering......................      (2.5)             6.4              16.4               16.3
                                         ------         --------             -----             ------
 Total...............................    $213.4         $  248.6             $34.0             $116.8
                                         ------         --------             -----             ------
Statutory Basis
2000:
 Variable Products...................    $176.7         $1,185.2               N/A             $389.2
                                         ------         --------             -----             ------
1999:
 Variable Products...................    $136.0         $1,238.7               N/A             $334.9
                                         ------         --------             -----             ------
1998:
 Variable Products...................    $122.8         $1,661.6               N/A             $302.3
                                         ------         --------             -----             ------

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                          SCHEDULE IV -- REINSURANCE

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                   Percentage
                                              Ceded to     Assumed                  of Amount
                                     Gross      Other    from Other                  Assumed
                                    Amount    Companies   Companies   Net Amount     to Net
                                    ------    ---------  ----------   ----------   ----------
GAAP
2000
Life insurance in force...........  $98,737.2  $39,495.8     $37.1     $59,278.5       0.1%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $    34.1  $     5.5     $  --     $    28.6       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $    34.1  $     5.5     $  --     $    28.6       0.0%
                                    =========  =========     =====     =========       ===
Statutory Basis
2000
Life insurance in force...........  $96,574.3  $38,059.7     $  --     $58,514.6       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
                                    =========  =========     =====     =========       ===
1999
Life insurance in force...........  $74,831.8  $ 8,995.0     $  --     $55,836.8       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
                                    =========  =========     =====     =========       ===

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                      Percentage
                                                   Ceded to   Assumed                  of Amount
                                         Gross      Other    from Other      Net        Assumed
                                        Amount    Companies   Companies    Amount       to Net
                                        ------    ---------  ----------    ------     ----------
1998
Life insurance in force..............  $62,628.7  $15,302.1      $--      $47,326.6      0.0%
                                       ---------  ---------      ---      ---------      ---
Premiums:
Life insurance.......................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
Accident and health insurance........         --         --       --             --      0.0%
P&C..................................         --         --       --             --      0.0%
                                       ---------  ---------      ---      ---------      ---
  Total..............................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
                                       =========  =========      ===      =========      ===

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

               APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

 Investments that support our guarantee periods

     We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

     We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

          .    corporate bonds,

          .    mortgages,

          .    mortgage-backed and asset-backed securities, and

          .    government and agency issues.

     We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed interest rates

     We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

          .    receive your premium payment,

          .    effectuate your transfer, or

          .    renew your guarantee period

     We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of market value adjustment

     We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period by a factor expressed by the following formula:
                                       n
                                       --
                                       12
                               1 + g
                          ( --------- )    - 1
                            1 +c+0.005

     where,

     . g is the guaranteed rate in effect for the current guarantee period.

     . c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 Sample Calculation 1: Positive Adjustment

--------------------------------------------------------------------------------
Amount withdrawn or transferred      $10,000
--------------------------------------------------------------------------------
Guarantee period                     7 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer       beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Guaranteed rate (g)                  8%
--------------------------------------------------------------------------------
Guaranteed rate for new 5 year       7%
guarantee (c)
--------------------------------------------------------------------------------
Remaining guarantee period (n)       60 months
--------------------------------------------------------------------------------

Market value adjustment:



                                              60
                                              --
                                              12
                                 1 + 0.08
                  10.000x [ (----------------)  -1 ] = 234.73
                             1 + 0.07 + 0.005


Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $234.73 = $10,234.73

Sample Calculation 2: Negative Adjustment

--------------------------------------------------------------------------------
Amount withdrawn or transferred      $10,000
--------------------------------------------------------------------------------
Guarantee period                     7 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer       beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Guaranteed rate (g)                  8%
--------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                        9%
--------------------------------------------------------------------------------
Remaining guarantee period(n)        60 months
--------------------------------------------------------------------------------

Market value adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 666.42 = $9,333.58



 Sample Calculation 3: Negative Adjustment

--------------------------------------------------------------------------------
Amount withdrawn or transferred      $10,000
--------------------------------------------------------------------------------
Guarantee period                     7 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer       beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Guaranteed rate (g)                  8%
--------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                        7.75%
--------------------------------------------------------------------------------
Remaining guarantee period(n)        60 months
--------------------------------------------------------------------------------

Market value adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 114.94  = $9,885.06

  ------------------------------------------------------------------------

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                      STATEMENT OF ADDITIONAL INFORMATION


                               REVOLUTION ACCESS


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                                   funded in


                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                   JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                              __________________


This statement of additional information ("SAI"), dated May 1, 2001 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account JF (the "Account") dated May 1, 2001, for the Contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, telephone number 1-800-824-0335.


                               TABLE OF CONTENTS


                               _________________



                                                                   Page of SAI
                                                                   -----------
Distribution.....................................................       2
Calculation of Performance Data..................................       2
Calculation of Annuity Payments..................................       8
Additional Information About Determining Unit Values.............       9
Purchases and Redemptions of Fund Shares.........................      10
The Account......................................................      10
Delay of Certain Payments........................................      10
Liability for Telephone Transfers................................      11
Voting Privileges................................................      11
Financial Statements.............................................      13

                                 DISTRIBUTION


     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid JHFI under that agreement for such services during the past three fiscal years were as follows:

           Year              Amount Paid to JHFI   Amount Paid to Signator*
           ----              -------------------   ------------------------
           2000                  $5,895,812              $121,926,879
           1999                  $6,338,774                        --
           1998                  $4,860,290                        --


*Signator became a distributor of the contacts in June, 2000.

                        CALCULATION OF PERFORMANCE DATA


     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield  =  (Base period return + 1)/(365/7)/ - 1


  For the 7-day period ending December 31, 2000, the V.A. Money Market variable investment option's current yield was 4.74% and its effective yield was 4.85%. The Money Market variable investment option funded through the John Hancock Variable Series Trust I was not available prior to May 1, 2001.

Other Variable Investment Options

"Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series

Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                            P x ( 1 + T )/n/ = ERV

          where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                    ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


  The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Ten year periods are not shown because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

     On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2000 for the periods ended December 31, 2000:


                                            For the           For the          For the          From          Date of
                                         1 Year Period     3 Year Period    5 Year Period     Inception      Inception
                                             Ended             Ended            Ended       in Account to    in Account
     Variable Investment Option*           12/31/00          12/31/00         12/31/00        12/31/00      -----------
     ---------------------------           --------          --------         --------        --------
Equity Index........................        (10.42%)          10.72%             N/A           17.47%        08/29/96
Growth & Income.....................        (14.32%)           8.11%             N/A           14.51%        08/29/96
VA Core Equity......................         (8.40%)           9.28%             N/A           15.57%        08/29/96
Large Cap Value CORE................          3.67%             N/A              N/A            5.13%        08/30/99
Large Cap Value CORE II.............           N/A              N/A              N/A            7.27%        06/29/00
Large Cap Aggressive Growth.........        (19.92%)            N/A              N/A           (3.11%)       08/30/99
Large Mid Cap Value.................         11.87%             N/A              N/A           12.20%        08/30/99
Fundamental Growth..................         (4.38%)            N/A              N/A           33.49%        08/30/99
Mid Cap Blend.......................         16.69%             N/A              N/A           21.58%        08/30/99
Mid Cap Growth......................        (36.78%)          23.30%             N/A           20.33%        08/29/96
Small/Mid Cap CORE..................          3.19%             N/A              N/A            3.54%        04/30/98
Small/Mid Cap Growth................          7.75%            5.23%             N/A            7.42%        08/29/96
Small Cap Equity....................        (10.16%)          (7.38%)            N/A            1.42%        08/29/96
Small Cap Value.....................         32.39%             N/A              N/A           27.54%        08/31/99
Small Cap Growth....................        (22.55%)          13.76%             N/A           11.32%        08/29/96
VA Sovereign Investors..............         (1.70%)           5.13%             N/A           11.25%        08/29/96
VA Relative Value...................         (6.09%)            N/A              N/A             N/A         01/02/98
AIM V.I. Value......................        (15.85%)            N/A              N/A           (1.95%)       08/01/99
AIM VI Growth.......................        (21.61%)            N/A              N/A           (2.76%)       08/01/99
Fidelity VIP Growth.................        (12.31%)            N/A              N/A            4.33%        08/01/99

                                            For the          For the        For the              Form
                                         1 Year Period   3 Year Period   5 Year Period        Inception      Date of
                                              Ended           Ended           Ended         in Account to   Inception
     Variable Investment Option*            12/31/00        12/31/00        12/31/00          12/31/00      in Account
     ---------------------------            --------        --------        --------          --------      ----------
Fidelity VIP Contrafund................      (8.01%)            N/A            N/A              2.74%        08/01/99
MFS Investors Growth Stock.............      (7.47%)            N/A            N/A              9.04%        08/01/99
MFS Research...........................      (6.17%)            N/A            N/A              6.64%        08/01/99
MFS New Discovery......................      (3.35%)            N/A            N/A             27.86%        08/01/99
International Equity...................     (15.57%)            N/A            N/A              1.62%        08/30/99
Fidelity VIP Overseas..................     (20.29%)            N/A            N/A              1.17%        08/01/99
Templeton International Securities.....      (3.73%)            N/A            N/A              4.63%        08/01/99
Templeton Developing...................     (33.03%)            N/A            N/A            (17.00%)       08/01/99
Janus Aspen Worldwide..................       N/A               N/A            N/A            (10.09%)       11/01/00
Real Estate Equity.....................      29.45%            1.06%           N/A              8.46%        08/29/96
VA Financial Industries................      25.44%           10.05%           N/A             17.08%        04/29/97
VA Technology..........................       N/A               N/A            N/A            (27.25%)       04/28/00
Managed................................      (1.36%)           8.07%           N/A             11.21%        08/29/96
Aggressive Balanced....................      (2.89%)            N/A            N/A              2.65%        08/30/99
Global Balanced........................     (10.36%)           2.70%           N/A              3.50%        08/29/96
Short-Term Bond........................       6.49%            4.16%           N/A              4.56%        08/29/96
Bond Index.............................      10.28%             N/A            N/A              4.62%        04/30/98
Active Bond II.........................       N/A               N/A            N/A              6.26%        06/29/00
VA Bond................................      10.39%            5.38%           N/A              6.65%        08/29/96
VA Strategic Income....................       N/A              2.27%           N/A              5.46%        08/29/96
High Yield Bond........................     (12.06%)            N/A            N/A             (4.76%)       04/30/98
Global Bond............................      10.47%            4.74%           N/A              6.16%        08/29/96
Clifton Enhanced US Equity.............       N/A               N/A            N/A             (7.91%)       06/01/00
Turner Core Growth.....................       N/A               N/A            N/A            (13.05%)       06/01/01
Frontier Capital Appreciation..........       N/A               N/A            N/A             (6.32%)       06/01/00
Brandes International Equity...........       N/A               N/A            N/A              6.31%        06/01/00

         * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                       Yield =  2[(a-b + 1)/6/ - 1]
                                   ---
                                   cd


where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non -Standardized" Performance

     We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and no redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

     The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a Fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

     Although the Revolution Variable Annuity contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

 Past performance is not a guarantee of future results.

                                              For the         For the         For the          For the         From
                                           1 Year Period   3 Year Period   5 Year Period    10 Year Period   Inception     Date of
   Variable Investment Option*                  Ended          Ended           Ended            Ended        of Fund to   Inception
   ---------------------------                12/31/00       12/31/00        12/31/00          12/31/00       12/31/00    of Fund**
                                              --------       --------        --------          --------       --------    ---------
Equity Index...............................    (9.94%)        11.49%            N/A               N/A           16.28%     05/01/96
Growth & Income............................   (13.60%)         9.26%          14.24%            14.37%          10.53%     04/03/72
VA Core Equity.............................    (7.90%)        10.15%            N/A               N/A           15.66%     08/29/96
Large Cap Value CORE.......................     4.46%           N/A             N/A               N/A            5.25%     08/31/99
Large Cap Value CORE II....................      N/A            N/A             N/A               N/A            4.19%     06/30/00
Large Cap Aggressive Growth................   (19.00%)          N/A             N/A               N/A           (3.01%)    08/31/00
Large Mid Cap Value........................    13.32%           N/A             N/A               N/A           12.35%     08/31/00
Fundamental Growth.........................    (1.80%)          N/A             N/A               N/A           33.75%     08/31/00
Mid Cap Blend..............................    18.85%           N/A             N/A               N/A           21.78%     08/31/00

                                              For the         For the         For the          For the         From
                                           1 Year Period   3 Year Period   5 Year Period    10 Year Period   Inception     Date of
   Variable Investment Option*                  Ended          Ended           Ended            Ended        of Fund to   Inception
   ---------------------------                12/31/00       12/31/00        12/31/00          12/31/00       12/31/00    of Fund**
                                              --------       --------        --------          --------       --------    ---------
Mid Cap Growth.............................   (36.06%)        24.85%            N/A               N/A           18.50%     05/01/96
Small/Mid Cap CORE.........................     4.75%           N/A             N/A               N/A            3.64%     05/01/98
Small/Mid Cap Growth.......................     9.27%          6.34%           9.34%              N/A           11.46%     05/01/94
Small Cap Equity...........................    (8.89%)        (6.55%)           N/A               N/A            1.70%     05/01/96
Small Cap Value............................    34.37%           N/A             N/A               N/A           27.77%     08/31/99
Small Cap Growth...........................   (20.60%)        15.51%            N/A               N/A           11.23%     05/01/96
VA Sovereign Investors.....................    (0.64%)         5.85%            N/A               N/A           11.34%     08/29/96
VA Relative Value..........................    (3.74%)          N/A             N/A               N/A           20.43%     01/06/98
AIM V.I. Value.............................   (20.94%)        12.43%          15.38%              N/A           14.70%     05/05/93
AIM VI Growth..............................   (14.98%)        12.81%          14.55%              N/A           15.89%     05/05/93
Fidelity VIP Growth........................   (11.73%)        18.86%          17.91%            18.57%          14.89%     10/09/86
Fidelity VIP Contrafund....................    (6.79%)        13.96%          16.43%              N/A           19.68%     01/03/95
MFS Investors Growth Stock.................    (5.86%)          N/A             N/A               N/A           16.42%     05/03/99
MFS Research...............................    (5.10%)        12.83%          15.25%              N/A           15.84%     07/26/95
MFS New Discovery..........................    (3.21%)          N/A             N/A               N/A           21.43%     05/01/98
International Equity.......................   (14.71%)          N/A             N/A               N/A            1.73%     05/02/88
Fidelity VIP Overseas......................   (19.01%)         7.85%           9.02%             7.99%           7.05%     01/28/87
Templeton International Securities.........    (2.27%)         8.28%            N/A               N/A            7.61%     05/01/97
Templeton Developing Markets...............   (31.57%)        (7.02%)           N/A               N/A          (16.18%)    05/01/97
Janus Aspen Worldwide......................    (2.34%)        26.21%          25.22%              N/A           26.57%     09/13/93
Real Estate Equity.........................    29.59%          1.15%           9.49%            11.98%           7.85%     05/16/88
VA Financial Industries....................    26.89%         11.00%            N/A               N/A           17.18%     04/30/97
VA Technology..............................      N/A            N/A             N/A               N/A          (27.18%)    05/01/00
Managed....................................    (1.22%)         8.16%          10.16%            10.75%           9.65%     03/29/86
Aggressive Balanced........................    (2.40%)          N/A             N/A               N/A            2.76%     08/31/99
Global Balanced............................    (9.70%)         2.77%            N/A               N/A            3.33%     05/01/96
Short-Term Bond............................     6.60%          4.28%           4.05%              N/A            4.43%     05/01/94
Bond Index.................................    10.23%           N/A             N/A               N/A            4.67%     05/01/98
VA Bond....................................    10.33%          5.48%            N/A               N/A            6.74%     08/29/96
VA Strategic Income........................     0.16%          2.37%            N/A               N/A            5.55%     08/29/96
High Yield Bond............................   (11.93%)          N/A             N/A               N/A           (4.69%)    05/01/98
Global Bond................................    10.50%          4.83%            N/A               N/A            6.01%     05/01/96
VA Money Market............................     4.76%          3.86%            N/A               N/A            3.79%     08/29/96
Clifton Enhanced US Equity.................   (11.05%)        10.66%            N/A               N/A           12.98%     01/04/96
Turner Core Growth.........................   (11.66%)        18.46%            N/A               N/A           19.56%     01/04/96
Frontier Capital Appreciation..............     8.38%         16.08%            N/A               N/A           17.98%     01/04/96
Brandes International Equity...............     5.49%         20.15%            N/A               N/A           11.45%     01/04/96

     * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

     ** or since inception of a processor to the applicable fund.

Other Performance Information

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

                        CALCULATION OF ANNUITY PAYMENTS


Calculation of Annuity Units

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we  THEN divide:


                   ----------------------------------------
                        the resulting value (minus any
                              premium tax charge)


                                      by


                                    $1,000
                   ----------------------------------------


and multiply the result by

                   ----------------------------------------
                       the applicable annuity purchase
                      rate set forth in the contract and
                                  reflecting


                     (1) the age and, possibly, sex of the
                                   payee and


                        (2) the assumed investment rate
                               (discussed below)
                   ----------------------------------------


This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                   ----------------------------------------
                      the amount of the initial monthly
                      variable annuity payment from that
                            variable annuity option


                                      by


                        the annuity unit value of that
                     variable investment option as of 10
                     calendar days prior to the date the
                            initial payment is due
                   ----------------------------------------

  For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.


                          4000.000 x 12.000000 x 5.47
                          ---------------------------
                                     1.000


  If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

             ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES


     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values

(1) If the daily deduction is 0.003425% (applicable to the Revolution Access, Revolution Extra and Revolution Value Variable Annuities):

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000-$137.00)
divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. +
 .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

(2) If the daily deduction is 0.003151% (applicable to the Revolution Variable Annuity):

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $126.04 assuming a one day period. The $126.04 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003151. By substituting in the first formula above, the net investment rate is equal to $3873.96 ($2000 + $3000 - $1000 -$126.04) divided by $4,000,000 or 0.0009685.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009685) or $11.260896. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009685) x .999905754 or $1.085948. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                   PURCHASES AND REDEMPTIONS OF FUND SHARES


     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT


     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     ------------------------------------
                           the total value of your
                        accumulation units value in a
                          variable investment option


                                  divided by


                       the net asset value of 1 share of
                            the corresponding fund
                     ------------------------------------


     At a shareholders' meeting, you may give instructions regarding:

     (1) the election of a Board of Trustees,

     (2) the ratification of the selection of independent auditors,

     (3) the approval of a Series Fund's investment management agreements,

     (4) and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                         Report of Independent Auditors

To the Contractowners of
John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising, respectively, the V.A. Mid Cap Growth, V.A. Bond Fund (formerly, V.A. Bond Index), V.A. Core Equity, V.A. Large Cap Growth, V.A. Relative Value (formerly V.A. Large Cap Value), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Large Cap Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aggressive Balanced, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities , Equity Index , High Yield Bond , Global Bond (formerly Strategic
Bond), AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund (formerly, VIP II Contrafund), Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP Overseas Equity (formerly, VIP Overseas Equity), Templeton International, Templeton Development Market, V.A. Technology, Growth & Income, Core Bond, American Leaders Large Cap Value, and Janus Aspen Worldwide Growth as of December 31, 2000, the related statement of operations for the period then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account JF at December 31, 2000, the results of their operations for the period then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

     February 13, 2001

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000


                                                    V.A.                        V.A.          V.A.
                                                  Mid Cap         V.A.          Core        Large Cap
                                                   Growth         Bond         Equity        Growth
                                                 Subaccount    Subaccount    Subaccount    Subaccount
                                                 ----------    ----------    ----------    ----------
Assets
Cash .........................................            --            --            --            --
Investment in shares of portfolios of:
 Declaration Trust, at value ................    $ 6,175,138   $ 7,224,396   $20,840,592   $ 5,236,671
 Variable Series Trust I, at value ...........            --            --            --            --
 Outside Trust, at value .....................            --            --            --            --
Receivable from:
 Declaration Trust ...........................        26,207        19,677       139,650        41,373
 Variable Series Trust I .....................            --            --            --            --
 Outside Trust, at value .....................            --            --            --            --
                                                 -----------   -----------   -----------   -----------
Total assets .................................     6,201,345     7,244,073    20,980,242     5,278,044
Liabilities
Payable to:
  John Hancock Variable Life Insurance
    Company ..................................        25,590        18,947       137,513        40,838
Asset charges payable ........................           617           730         2,137           535
                                                 -----------   -----------   -----------   -----------
Total liabilities ............................        26,207        19,677       139,650        41,373
                                                 -----------   -----------   -----------   -----------
Net assets ...................................   $ 6,175,138   $ 7,224,396   $20,840,592   $ 5,236,671
                                                 ===========   ===========   ===========   ===========


                                                                   V.A.             V.A.
                                                V.A. Relative   Financial        High Yield        V.A.
                                                    Value       Industries         Bond       International
                                                 Subaccount     Subaccount       Subaccount     Subaccount
                                                -------------   ----------       ----------   -------------
Assets
Cash ........................................             --   $        (10)             --             --
Investment in shares of portfolios of:
 Declaration Trust, at value ................   $ 19,391,668     35,200,637    $  2,437,350   $  2,562,873
 Variable Series Trust I, at value ..........             --             --              --             --
 Outside Trust, at value ....................             --             --              --             --
Receivable from:
 Declaration Trust ..........................         25,362        295,471           4,693         29,077
 Variable Series Trust I ....................             --             --              --             --
 Outside Trust, at value ....................             --             --              --             --
                                                ------------   ------------    ------------   ------------
Total assets ................................     19,417,030     35,496,098       2,442,043      2,591,950
Liabilities
Payable to:
 John Hancock Variable Life Insurance
   Company ..................................         23,406        291,069           4,446         28,814
Asset charges payable .......................          1,956          4,392             247            263
                                                ------------   ------------    ------------   ------------
Total liabilities ...........................         25,362        295,461           4,693         29,077
                                                ------------   ------------    ------------   ------------
Net assets ..................................   $ 19,391,668   $ 35,200,637    $  2,437,350   $  2,562,873
                                                ============   ============    ============   ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                                     V.A.         V.A.                        V.A.
                                                   Regional     Small Cap       V.A.        Strategic
                                                     Bank        Growth     Money Market     Income
                                                  Subaccount   Subaccount    Subaccount    Subaccount
                                                  ----------   ----------   ------------   ----------
Assets
Cash .........................................            --            --            --            --
Investment in shares of portfolios of:
 Declaration Trust, at value .................   $ 8,108,864   $10,791,607   $33,430,749   $13,223,089
 Variable Series Trust I, at value ...........            --            --            --            --
 Outside Trust, at value .....................            --            --            --            --
Receivable from:
 Declaration Trust ...........................        18,379        55,729     5,447,321         1,346
 Variable Series Trust I .....................            --            --            --            --
 Outside Trust, at value .....................            --            --            --            --
                                                 -----------   -----------   -----------   -----------
Total assets .................................     8,127,243    10,847,336    38,878,070    13,224,435
Liabilities
Payable to:
 John Hancock Variable Life Insurance
   Company ...................................        17,563        54,642     5,444,482             3
Asset charges payable ........................           816         1,087         2,839         1,343
                                                 -----------   -----------   -----------   -----------
Total liabilities ............................        18,379        55,729     5,447,321         1,346
                                                 -----------   -----------   -----------   -----------
Net assets ...................................   $ 8,108,864   $10,791,607   $33,430,749   $13,223,089
                                                 ===========   ===========   ===========   ===========


                                                    V.A.
                                                 Sovereign      V.A.        Large Cap     Fundamental
                                                 Investors    500 Index       Growth        Growth
                                                 Subaccount   Subaccount    Subaccount     Subaccount
                                                 ----------   ----------    ----------     ----------
Assets
Cash ........................................            --            --            --            --
Investment in shares of portfolios of:
 Declaration Trust, at value ................   $25,199,214   $13,461,995            --            --
 Variable Series Trust I, at value ..........            --            --   $ 1,362,922   $ 7,761,082
 Outside Trust, at value ....................            --            --            --            --
Receivable from:
 Declaration Trust ..........................        29,415        25,410            --            --
 Variable Series Trust I ....................            --            --           132        21,489
 Outside Trust, at value ....................            --            --            --            --
                                                -----------   -----------   -----------   -----------
Total assets ................................    25,228,629    13,487,405     1,363,054     7,782,571
Liabilities
Payable to:
 John Hancock Variable Life Insurance
   Company ..................................        26,881        24,048            --        20,676
Asset charges payable .......................         2,534         1,362           132           813
                                                -----------   -----------   -----------   -----------
Total liabilities ...........................        29,415        25,410           132        21,489
                                                -----------   -----------   -----------   -----------
Net assets ..................................   $25,199,214   $13,461,995   $ 1,362,922   $ 7,761,082
                                                ===========   ===========   ===========   ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                                Aggressive      Emerging    International   International
                                                 Balanced   Markets Equity  Equity Index       Equity
                                                Subaccount    Subaccount     Subaccount      Subaccount
                                               -----------  --------------  -------------   -------------
Assets
Cash ........................................           --              --             --              --
Investment in shares of portfolios of:
 Declaration Trust, at value ................           --              --             --              --
 Variable Series Trust  I, at value .........   $  551,908      $   78,942     $  284,875      $1,861,886
 Outside Trust, at value ....................           --              --             --              --
Receivable from:
 Declaration Trust ..........................           --              --             --              --
 Variable Series Trust I ....................        1,005               8             27             192
 Outside Trust, at value ....................           --              --             --              --
                                                ----------      ----------     ----------      ----------
Total assets ................................      552,913          78,950        284,902       1,862,078
Liabilities
Payable to:
 John Hancock Variable Life Insurance
   Company ..................................          948              --             27               3
Asset charges payable .......................           57               8             --             189
                                                ----------      ----------     ----------      ----------
Total liabilities ...........................        1,005               8             27             192
                                                ----------      ----------     ----------      ----------
Net assets ..................................   $  551,908      $   78,942     $  284,875      $1,861,886
                                                ==========      ==========     ==========      ==========


                                                 Small Cap      Global        Mid Cap
                                                  Growth       Balanced        Growth    Mid Cap Blend
                                                Subaccount    Subaccount     Subaccount    Subaccount
                                                ----------    ----------     ----------  -------------
Assets
Cash ........................................            --            --            --            --
Investment in shares of portfolios of:
 Declaration Trust, at value ................            --            --            --            --
 Variable Series Trust I, at value ..........   $ 9,990,705   $   791,429   $ 6,947,632   $ 2,611,305
 Outside Trust, at value ....................            --            --            --            --
Receivable from:
 Declaration Trust ..........................            --            --            --            --
 Variable Series Trust I ....................        16,998            81        35,844        17,627
 Outside Trust, at value ....................            --            --            --            --
                                                -----------   -----------   -----------   -----------
Total assets ................................    10,007,703       791,510     6,983,476     2,628,932
Liabilities
Payable to:
 John Hancock Variable Life Insurance
   Company ..................................        15,948            --        35,126        17,358
Asset charges payable .......................         1,050            81           718           269
                                                -----------   -----------   -----------   -----------
Total liabilities ...........................        16,998            81        35,844        17,627
                                                -----------   -----------   -----------   -----------
Net assets ..................................   $ 9,990,705   $   791,429   $ 6,947,632   $ 2,611,305
                                                ===========   ===========   ===========   ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                                 Large Cap    Large Cap   Large/Mid Cap
                                                  Value      Value CORE       Value        Mid Cap Value
                                                Subaccount   Subaccount     Subaccount       Subaccount
                                                ----------   ----------   -------------    -------------
Assets
Cash ........................................           --           --             --                --
Investment in shares of portfolios of:
 Declaration Trust, at value ................           --           --             --                --
 Variable Series Trust I, at value ..........   $1,467,832   $5,592,273     $4,071,433        $  820,450
 Outside Trust, at value ....................           --           --             --                --
Receivable from:
 Declaration Trust ..........................           --           --             --                --
 Variable Series Trust I ....................          141       23,066          9,254                74
 Outside Trust, at value ....................           --           --             --                --
                                                ----------   ----------     ----------        ----------
Total assets ................................    1,467,973    5,615,339      4,080,687           820,524
Liabilities
Payable to:
 John Hancock Variable Life Insurance
  Company....................................           --       22,493          8,835                --
Asset charges payable .......................          141          573            419                74
                                                ----------   ----------     ----------        ----------
Total liabilities ...........................          141       23,066          9,254                74
                                                ----------   ----------     ----------        ----------
Net assets ..................................   $1,467,832   $5,592,273     $4,071,433        $  820,450
                                                ==========   ==========     ==========        ==========



                                                                            Large Cap
                                               Small/Mid Cap                Aggressive    Small/Mid Cap
                                                  Growth       Bond Index     Growth          CORE
                                                Subaccount     Subaccount   Subaccount     Subaccount
                                               -------------   ----------   ----------    -------------
Assets
Cash ........................................            --            --           --               --
Investment in shares of portfolios of:
 Declaration Trust, at value ................            --            --           --               --
Variable Series Trust I, at value ...........    $2,810,326    $3,789,673   $9,984,540       $1,799,235
Outside Trust, at value .....................            --            --           --               --
Receivable from:
 Declaration Trust ..........................            --            --           --               --
 Variable Series Trust I ....................        17,008           386        2,034              189
 Outside Trust, at value ....................            --            --           --               --
                                                 ----------    ----------   ----------       ----------
Total assets ................................     2,827,334     3,790,059    9,986,574        1,799,424
Liabilities
Payable to:
 John Hancock Variable Life Insurance
  Company....................................        16,717            --        1,001                3
Asset charges payable .......................           291           386        1,033              186
                                                 ----------    ----------   ----------       ----------
Total liabilities ...........................        17,008           386        2,034              189
                                                 ----------    ----------   ----------       ----------
Net assets ..................................    $2,810,326    $3,789,673   $9,984,540       $1,799,235
                                                 ==========    ==========   ==========       ==========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                         Small/Mid Cap   Real Estate                Short-Term
                                            Value          Equity        Managed        Bond
                                          Subaccount     Subaccount    Subaccount   Subaccount
                                         -------------   -----------   ----------   ----------
Assets
Cash .................................              --            --           --           --
Investment in shares of portfolios of:
Declaration Trust, at value ..........              --            --           --           --
 Variable Series Trust I, at value ...      $3,646,656    $  518,295   $  287,831   $1,726,443
 Outside Trust, at value .............              --            --           --           --
Receivable from:
Declaration Trust ....................              --            --           --           --
 Variable Series Trust I .............         299,813       322,430           30       23,099
 Outside Trust .......................              --            --           --           --
                                            ----------    ----------   ----------   ----------
Total assets .........................       3,946,469       840,725      287,861    1,749,542
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............         299,470       322,412           --       22,920
Asset charges payable ................             343            18           30          179
                                            ----------    ----------   ----------   ----------
Total liabilities ....................         299,813       322,430           30       23,099
                                            ----------    ----------   ----------   ----------
Net assets ...........................      $3,646,656    $  518,295   $  287,831   $1,726,443
                                            ==========    ==========   ==========   ==========




                                           Small Cap   International
                                            Equity    Opportunities  Equity Index  High Yield Bond
                                          Subaccount    Subaccount    Subaccount      Subaccount
                                          ----------  -------------  ------------  ---------------
Assets
Cash .................................            --            --            --                --
Investment in shares of portfolios of:
Declaration Trust, at value ..........            --            --            --                --
 Variable Series Trust I, at value ...      $144,068      $618,420   $12,402,418       $ 3,138,729
 Outside Trust, at value .............            --            --            --                --
Receivable from:
Declaration Trust ....................            --            --            --                --
 Variable Series Trust I .............            15            61        42,384             7,766
 Outside Trust .......................            --            --            --                --
                                            --------      --------   -----------       -----------
Total assets .........................       144,083       618,481    12,444,802         3,146,495
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............            --            --        41,122             7,446
Asset charges payable ................            15            61         1,262               320
                                            --------      --------   -----------       -----------
Total liabilities ....................            15            61        42,384             7,766
                                            --------      --------   -----------       -----------
Net assets ...........................      $144,068      $618,420   $12,402,418       $ 3,138,729
                                            ========      ========   ===========       ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                                         AIM V.I.                        MFS
                                         Global Bond      Growth    AIM V.I. Value  Growth Series
                                         Subaccount     Subaccount    Subaccount      Subaccount
                                         -----------    ----------  --------------  -------------
Assets
Cash .................................            --            --             --             --
Investment in shares of portfolios of:
Declaration Trust, at value ..........            --            --             --             --
 Variable Series Trust I, at value ...   $    87,583            --             --             --
 Outside Trust, at value .............            --   $15,198,534    $25,467,833    $11,196,092
Receivable from:
Declaration Trust ....................            --            --             --             --
 Variable Series Trust I .............             9            --             --             --
 Outside Trust .......................            --        19,633         34,950         74,185
                                         -----------   -----------    -----------    -----------
Total assets .........................        87,592    15,218,167     25,502,783     11,270,277
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............            --        18,037         32,330         73,031
Asset charges payable ................             9         1,596          2,620          1,154
                                         -----------   -----------    -----------    -----------
Total liabilities ....................             9        19,633         34,950         74,185
                                         -----------   -----------    -----------    -----------
Net assets ...........................   $    87,583   $15,198,534    $25,467,833    $11,196,092
                                         ===========   ===========    ===========    ===========


                                              MFS                            Fidelity
                                         New Discovery         MFS            VIP II       Fidelity
                                            Series       Research Series    Contrafund    VIP Growth
                                          Subaccount        Subaccount      Subaccount    Subaccount
                                         -------------   ---------------    ----------    ----------
Assets
Cash .................................              --                --            --            --
Investment in shares of portfolios of:
Declaration Trust, at value ..........              --                --            --            --
 Variable Series Trust I, at value ...              --                --            --            --
 Outside Trust, at value .............     $ 6,397,004       $ 7,508,765   $14,630,099   $19,889,067
Receivable from:
Declaration Trust ....................              --                --            --            --
 Variable Series Trust I .............              --                --            --            --
 Outside Trust .......................          29,824            20,923       846,130        62,005
                                           -----------       -----------   -----------   -----------
Total assets .........................       6,426,828         7,529,688    15,476,229    19,951,072
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............          29,161            20,145       844,529        59,943
Asset charges payable ................             663               778         1,601         2,062
                                           -----------       -----------   -----------   -----------
Total liabilities ....................          29,824            20,923       846,130        62,005
                                           -----------       -----------   -----------   -----------
Net assets ...........................     $ 6,397,004       $ 7,508,765   $14,630,099   $19,889,067
                                           ===========       ===========   ===========   ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               December 31, 2000


                                           Fidelity                     Templeton
                                         VIP Overseas    templeton     Development       V.A.
                                            Equity     International      Market      Technology
                                          Subaccount     Subaccount     Subaccount    Subaccount
                                         ------------  -------------   -----------    ----------
Assets
Cash .................................            --             --             --            --
Investment in shares of portfolios of:
Declaration Trust, at value ..........            --             --             --   $ 4,981,868
 Variable Series Trust I, at value ...            --             --             --            --
 Outside Trust, at value .............   $ 8,054,659    $ 3,234,987    $ 1,182,726            --
Receivable from:
Declaration Trust ....................            --             --             --        33,966
 Variable Series Trust I .............            --             --             --            --
 Outside Trust .......................     2,986,955          2,124          7,717            --
                                         -----------    -----------    -----------   -----------
Total assets .........................    11,041,614      3,237,111      1,190,443     5,015,834
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............     2,985,828          1,796          7,595        33,438
Asset charges payable ................         1,127            328            122           528
                                         -----------    -----------    -----------   -----------
Total liabilities ....................     2,986,955          2,124          7,717        33,966
                                         -----------    -----------    -----------   -----------
Net assets ...........................   $ 8,054,659    $ 3,234,987    $ 1,182,726   $ 4,981,868
                                         ===========    ===========    ===========   ===========


                                                                   American Leaders
                                          Growth &                    Large Cap          Janus Aspen
                                           Income     Core Bond         Value         Worldwide Growth
                                         Subaccount   Subaccount      Subaccount          Subaccount
                                         ----------   ----------   ----------------    ----------------
Assets
Cash .................................           --           --                 --                  --
Investment in shares of portfolios of:
Declaration Trust, at value ..........           --           --                 --                  --
 Variable Series Trust I, at value ...   $  112,387   $   20,358         $   50,437                  --
 Outside Trust, at value .............           --           --                 --          $  140,399
Receivable from:
Declaration Trust ....................           --           --                 --                  --
 Variable Series Trust I .............           12       20,358             20,404                  --
 Outside Trust .......................           --           --                 --           1,022,672
                                         ----------   ----------         ----------          ----------
Total assets .........................      112,399       40,716             70,841           1,163,071
Liabilities
Payable to John Hancock Variable
 Life Insurance Company ..............           --       20,358             20,401           1,022,553
Asset charges payable ................           12           --                  3                 119
                                         ----------   ----------         ----------          ----------
Total liabilities ....................           12       20,358             20,404           1,022,672
                                         ----------   ----------         ----------          ----------
Net assets ...........................   $  112,387   $   20,358         $   50,437          $  140,399
                                         ==========   ==========         ==========          ==========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            STATEMENT OF OPERATIONS

                         Period ended December 31, 2000


                                                        V.A.                          V.A.           V.A.
                                                       Mid Cap          V.A.          Core         Large Cap
                                                        Growth          Bond         Equity         Growth
                                                      Subaccount     Subaccount    Subaccount     Subaccount
                                                     ------------    ----------   ------------  --------------
Investment income:
Distribution received from:
 Declaration Trust ...............................   $    42,799    $   364,222    $   908,537    $   272,311
 Variable Series Trust I .........................            --             --             --             --
 Outside Trust ...................................            --             --             --             --
                                                     -----------    -----------    -----------    -----------
Total investment income ..........................        42,799        364,222        908,537        272,311
Expenses:
Mortality and expense risks ......................        74,472         70,430        295,112        100,437
                                                     -----------    -----------    -----------    -----------
Net investment income  (loss) ....................       (31,673)       293,792        613,425        171,874
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ........................       644,138       (143,294)     1,479,090        614,372
 Net unrealized appreciation (depreciation) during
  the period .....................................    (1,895,426)       438,564     (4,166,109)    (3,627,984)
                                                     -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
 investments .....................................    (1,251,288)       295,270     (2,687,019)    (3,013,612)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................   $(1,282,961)   $   589,062    $(2,073,594)   $(2,841,738)
                                                     ===========    ===========    ===========    ===========


                                                                 V.A.             V.A.
                                              V.A. Relative   Financial        High Yield        V.A.
                                                  Value       Industries          Bond       International
                                               Subaccount     Subaccount       Subaccount     Subaccount
                                              -------------   ----------       ----------    -------------
Investment income:
Distribution received from:
 Declaration Trust ........................   $  7,422,174    $     83,083    $    417,813    $    123,118
 Variable Series Trust I ..................             --              --              --              --
 Outside Trust ............................             --              --              --              --
                                              ------------    ------------    ------------    ------------
Total investment income ...................      7,422,174          83,083         417,813         123,118
Expenses:
Mortality and expense risks ...............        253,305         337,409          34,491          40,575
                                              ------------    ------------    ------------    ------------
Net investment income .....................      7,168,869        (254,326)        383,322          82,543
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................      1,619,900         541,200        (135,313)        108,198
 Net unrealized appreciation (depreciation)
  during the period .......................    (10,019,858)      6,097,683        (442,770)     (1,203,770)
                                              ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) on
 investments ..............................     (8,399,958)      6,638,883        (578,083)     (1,095,572)
                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ................   $ (1,231,089)   $  6,384,557    $   (194,761)   $ (1,013,029)
                                              ============    ============    ============    ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                                       V.A.            V.A.                        V.A.
                                                     Regional       Small Cap        V.A.        Strategic
                                                       Bank           Growth     Money Market      Income
                                                    Subaccount      Subaccount    Subaccount     Subaccount
                                                    ----------      ----------   ------------    ----------
Investment income:
Distribution received from:
 Declaration Trust ..............................   $   160,487    $   652,793    $   923,179   $ 1,101,128
 Variable Series Trust I ........................            --             --             --            --
 Outside Trust ..................................            --             --             --            --
                                                    -----------    -----------    -----------   -----------
Total investment income .........................       160,487        652,793        923,179     1,101,128
Expenses:
 Mortality and expense risks ....................        99,422        166,602        196,148       134,892
                                                    -----------    -----------    -----------   -----------
Net investment income (loss) ....................        61,065        486,191        727,031       966,236
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .......................      (660,806)     1,476,576             --      (187,824)
 Net unrealized (depreciation) during
  the period.....................................     1,422,684     (6,107,974)            --      (750,635)
                                                    -----------    -----------    -----------   -----------
Net realized and unrealized (loss) on
 investments.....................................       761,878     (4,631,398)            --      (938,459)
                                                    -----------    -----------    -----------   -----------
Net (decrease) in net assets resulting from
 operations .....................................   $   822,943    $(4,145,207)   $   727,031   $    27,777
                                                    ===========    ===========    ===========   ===========


                                                        V.A.
                                                     Sovereign        V.A.         Large Cap     Fundamental
                                                     Investors     500 Index         Growth        Growth
                                                     Subaccount    Subaccount      Subaccount     Subaccount
                                                     ----------   ------------     ----------    -----------
Investment income:
Distribution received from:
 Declaration Trust ..............................   $   335,700    $   205,995             --             --
 Variable Series Trust I ........................            --             --    $   217,938    $   808,670
 Outside Trust ..................................            --             --             --             --
                                                    -----------    -----------    -----------    -----------
Total investment income .........................       335,700        205,995        217,938        808,670
Expenses:
 Mortality and expense risks ....................       299,421        223,409         18,855         56,448
                                                    -----------    -----------    -----------    -----------
Net investment income (loss) ....................        36,279        (17,414)       199,083        752,222
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .......................       682,568      1,285,318          2,252        (61,844)
 Net unrealized (depreciation) during
  the period.....................................    (1,341,156)    (3,171,130)      (518,306)    (1,962,613)
                                                    -----------    -----------    -----------    -----------
Net realized and unrealized (loss) on
 investments.....................................      (658,588)    (1,885,812)      (516,054)    (2,024,457)
                                                    -----------    -----------    -----------    -----------
Net (decrease) in net assets resulting from
 operations .....................................   $  (622,309)   $(1,903,226)   $  (316,971)   $(1,272,235)
                                                    ===========    ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                                  Aggressive    Emerging   International   International
                                                   Balanced     Markets     Equity Index      Equity
                                                  Subaccount   Subaccount    Subaccount     Subaccount
                                                  ----------   ----------  -------------   -------------
Investment income:
Distribution received from:
 Declaration Trust .............................          --           --             --              --
 Variable Series Trust I .......................   $   6,756    $   6,860      $  15,072       $  66,688
 Outside Trust .................................          --           --             --              --
                                                   ---------    ---------      ---------       ---------
Total investment income ........................       6,756        6,860         15,072          66,688
Expenses:
 Mortality and expense risks ...................       3,350        1,452          3,724          12,824
                                                   ---------    ---------      ---------       ---------
Net investment income (loss) ...................       3,406        5,408         11,348          53,864
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ......................       2,202       19,122          3,721        (135,575)
 Net unrealized (depreciation) during the
  period........................................     (20,551)     (79,883)       (77,697)        (62,579)
                                                   ---------    ---------      ---------       ---------
Net realized and unrealized (loss) on
 investments ...................................     (18,349)     (60,761)       (73,976)       (198,154)
                                                   ---------    ---------      ---------       ---------
Net (decrease) in net assets resulting from
 operations ....................................   $ (14,943)   $ (55,353)     $ (62,628)      $(144,290)
                                                   =========    =========      =========       =========


                                                         Small Cap       Global       Mid Cap         Mid Cap
                                                          Growth        Balanced       Growth          Blend
                                                        Subaccount     Subaccount    Subaccount      Subaccount
                                                        ----------     ----------    ----------      ----------
Investment income:
Distribution received from:
 Declaration Trust .................................            --             --             --             --
 Variable Series Trust I ...........................   $   973,517    $    25,886    $ 1,102,866    $   109,883
 Outside Trust .....................................            --             --             --             --
                                                       -----------    -----------    -----------    -----------
Total investment income ............................       973,517         25,886      1,102,866        109,883
Expenses:
 Mortality and expense risks .......................        87,124          4,114         62,021         10,633
                                                       -----------    -----------    -----------    -----------
Net investment income ..............................       886,393         21,772      1,040,845         99,250
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ..........................    (1,257,468)        (6,456)       697,760         50,669
 Net unrealized (depreciation) during the period ...    (2,460,691)       (40,437)    (4,571,814)       (68,825)
                                                       -----------    -----------    -----------    -----------
Net realized and unrealized (loss) on investments ..    (3,718,159)       (46,893)    (3,874,054)       (18,156)
                                                       -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
 operations ........................................   $(2,831,766)   $   (25,121)   $(2,833,209)   $    81,094
                                                       ===========    ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                                                   Large Cap
                                                      Large Cap      Value      Large/mid     Mid Cap
                                                         Value        Core      Cap Value      Value
                                                      Subaccount   Subaccount   Subaccount   Subaccount
                                                      ----------   ----------   ----------   ----------
Investment income:
Distribution received from:
 Declaration Trust .................................          --           --           --           --
 Variable Series Trust I ...........................   $  81,692    $  98,596    $  66,242    $  85,142
 Outside Trust .....................................          --           --           --           --
                                                       ---------    ---------    ---------    ---------
Total investment income ............................      81,692       98,596       66,242       85,142
Expenses:
 Mortality and expense risks .......................      15,813       37,430       24,755        7,832
                                                       ---------    ---------    ---------    ---------
Net investment income ..............................      65,879       61,166       41,487       77,310
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ..........................     (72,974)        (559)      (3,963)      21,866
 Net unrealized appreciation (depreciation) during
  the period .......................................     145,590      178,695      314,488       76,912
                                                       ---------    ---------    ---------    ---------
Net realized and unrealized gain (loss) on
 investments .......................................      72,616      178,136      310,525       98,778
                                                       ---------    ---------    ---------    ---------
Net increase in net assets resulting from operations   $ 138,495    $ 239,302    $ 352,012    $ 176,088
                                                       =========    =========    =========    =========


                                                                            Large Cap
                                             Small/Mid Cap                  Aggressive    Small/Mid Cap
                                                 Growth      Bond Index       Growth          Core
                                               Subaccount    Subaccount     Subaccount     Subaccount
                                             -------------   ----------     ----------    -------------
Investment income:
Distribution received from:
 Declaration Trust ........................            --             --             --             --
 Variable Series Trust I ..................   $   358,395    $   136,151    $   181,698    $    74,809
 Outside Trust ............................            --             --             --             --
                                              -----------    -----------    -----------    -----------
Total investment income ...................       358,395        136,151        181,698         74,809
Expenses:
 Mortality and expense risks ..............        18,284         23,998         88,494         11,842
                                              -----------    -----------    -----------    -----------
Net investment income .....................       340,111        112,153         93,204         62,967
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................        (6,890)        (1,744)        14,780         49,779
 Net unrealized appreciation (depreciation)
  during the period .......................      (234,654)       121,604     (2,215,909)      (118,034)
                                              -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
 investments ..............................      (241,544)       119,860     (2,201,129)       (68,255)
                                              -----------    -----------    -----------    -----------
Net increase in net assets resulting from
 operations ...............................   $    98,567    $   232,013    $(2,107,925)   $    (5,288)
                                              ===========    ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                                Small/Mid Cap  Real Estate               Short-Term
                                                   Value          Equity      Managed        Bond
                                                 Subaccount     Subaccount   Subaccount   Subaccount
                                                -------------  -----------   ----------  ------------
Investment income:
Distribution received from:
 Declaration Trust ............................          --             --           --           --
 Variable Series Trust I ......................   $ 436,207      $  16,389    $  31,203    $  59,012
 Outside Trust ................................          --             --           --           --
                                                  ---------      ---------    ---------    ---------
Total investment income .......................     436,207         16,389       31,203       59,012
Expenses:
 Mortality and expense risks ..................      15,602          1,574        3,603       11,142
                                                  ---------      ---------    ---------    ---------
Net investment income .........................     420,605         14,815       27,600       47,870
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .....................      13,323           (510)      (6,090)        (199)
 Net unrealized appreciation (depreciation)
  during the period ...........................    (120,310)        19,785      (23,225)      19,931
                                                  ---------      ---------    ---------    ---------
Net realized and unrealized gain (loss) on
 investments ..................................    (106,987)        19,275      (29,315)      19,732
                                                  ---------      ---------    ---------    ---------
Net increase (decrease) in net assets resulting
 from operations ..............................   $ 313,618      $  34,090    $  (1,715)   $  67,602
                                                  =========      =========    =========    =========


                                                   Small Cap    International                  High Yield
                                                     Equity     Opportunities  Equity Index       Bond
                                                   Subaccount    Subaccount     Subaccount     Subaccount
                                                   ----------   -------------  ------------    ----------
Investment income:
Distribution received from:
 Declaration Trust ............................            --             --             --             --
 Variable Series Trust I ......................   $    11,774    $    20,961    $   566,474    $   216,295
 Outside Trust ................................            --             --             --             --
                                                  -----------    -----------    -----------    -----------
Total investment income .......................        11,774         20,961        566,474        216,295
Expenses:
 Mortality and expense risks ..................         2,164          4,529        102,602         29,260
                                                  -----------    -----------    -----------    -----------
Net investment income .........................         9,610         16,432        463,872        187,035
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .....................        (1,983)         1,875          8,571        (76,294)
 Net unrealized appreciation (depreciation)
  during the period ...........................       (20,143)       (81,586)    (1,565,964)      (458,803)
                                                  -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
 investments ..................................       (22,126)       (79,711)    (1,557,393)      (535,097)
                                                  -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations ..............................   $   (12,516)   $   (63,279)   $(1,093,521)   $  (348,062)
                                                  ===========    ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                                         Global        AIM V.I.       AIM V.I.          MFS
                                                          Bond          Growth         Value       Growth Series
                                                       Subaccount     Subaccount     Subaccount      Subaccount
                                                       ----------     ----------     ----------    -------------
Investment income:
Distribution received from:
 Declaration Trust .................................            --             --             --             --
 Variable Series Trust I ...........................   $     5,867             --             --             --
 Outside Trust .....................................            --    $   522,851    $ 1,156,033    $    31,989
                                                       -----------    -----------    -----------    -----------
Total investment income ............................         5,867        522,851      1,156,033         31,989
Expenses:
 Mortality and expense risks .......................         1,242        112,701        192,930         84,058
                                                       -----------    -----------    -----------    -----------
Net investment income ..............................         4,625        410,150        963,103        (52,069)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ..........................          (898)        56,670         28,489         28,541
 Net unrealized appreciation (depreciation)
  during the period ................................         5,623     (4,485,671)    (4,757,829)    (1,011,452)
                                                       -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss) on
 investments .......................................         4,725     (4,429,001)    (4,729,340)      (982,911)
                                                       -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
 operations ........................................   $     9,350    $(4,018,851)   $(3,766,237)   $(1,034,980)
                                                       ===========    ===========    ===========    ===========


                                                  MFS                          Fidelity
                                            New Discovery        MFS            VIP II        Fidelity
                                                Series      Research Series   Contrafund     VIP Growth
                                              Subaccount       Subaccount     Subaccount     Subaccount
                                                            ---------------   -----------    -----------
Investment income:
Distribution received from: Declaration
 Trust ....................................            --               --             --             --
 Variable Series Trust I ..................            --               --             --             --
 Outside Trust ............................   $    63,173      $   184,192    $   499,681    $   431,798
                                              -----------      -----------    -----------    -----------
Total investment income ...................        63,173          184,192        499,681        431,798
Expenses:
   Mortality and expense risks ............        50,704           51,395        117,269        151,888
                                              -----------      -----------    -----------    -----------
Net investment income (loss) ..............        12,469          132,797        382,412        279,910
Net realized and unrealized gain (loss) on
 investments:
Net realized gain (loss) ..................       102,631           38,500        (94,759)       (11,244)
Net unrealized (depreciation) during the
 period ...................................      (614,335)        (871,728)    (1,171,616)    (3,054,324)
                                              -----------      -----------    -----------    -----------
Net realized and unrealized (loss) on
 investments ..............................      (511,704)        (833,228)    (1,266,375)    (3,065,568)
                                              -----------      -----------    -----------    -----------
Net (decrease) in net assets resulting from
 operations ...............................   $  (499,235)     $  (700,431)   $  (883,963)   $(2,785,658)
                                              ===========      ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         Period ended December 31, 2000


                                           Fidelity                      Templeton
                                         VIP Overseas     Templeton     Development
                                            Equity      International      Market    V.A. Technology
                                          Subaccount      Subaccount     Subaccount    Subaccount*
                                         ------------   -------------   -----------  ---------------
Investment income:
Distribution received from: Declaration
 Trust ................................            --             --             --    $     9,318
 Variable Series Trust I ..............            --             --             --             --
 Outside Trust ........................   $    73,952    $   118,492    $     4,297             --
                                          -----------    -----------    -----------    -----------
Total investment income ...............        73,952        118,492          4,297          9,318
Expenses:
   Mortality and expense risks ........        61,349         22,863         11,513         18,751
                                          -----------    -----------    -----------    -----------
Net investment income (loss) ..........        12,603         95,629         (7,216)        (9,433)
Net realized and unrealized gain (loss)
 on investments:
Net realized gain (loss) ..............      (955,307)      (150,606)      (303,338)         6,674
Net unrealized (depreciation) during
 the period ...........................        34,836         95,967        (14,765)    (1,514,011)
                                          -----------    -----------    -----------    -----------
Net realized and unrealized (loss) on
 investments ..........................      (920,471)       (54,639)      (318,103)    (1,507,337)
                                          -----------    -----------    -----------    -----------
Net (decrease) in net assets resulting
 from operations ......................   $  (907,868)   $    40,990    $  (325,319)   $(1,516,770)
                                          ===========    ===========    ===========    ===========


                                               Growth &                  American Leaders       Janus Aspen
                                                Income      Core Bond     Large Cap Value    Worldwide Growth
                                             Subaccount**  Subaccount**    Subaccount**        Subaccount**
                                             ------------  ------------  ----------------    ----------------
Investment income:
Distribution received from:
 Declaration Trust ........................           --          --               --                   --
 Variable Series Trust I ..................     $  9,498          --               --                   --
 Outside Trust ............................           --          --         $    116             $    315
                                                --------        ----         --------             --------
Total investment income ...................        9,498          --              116                  315
Expenses:
 Mortality and expense risks ..............          104          --               12                1,090
                                                --------        ----         --------             --------
Net investment income (loss) ..............        9,394          --              104                 (775)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) .................          (15)         --               --               21,632
 Net unrealized appreciation (depreciation)
  during the period .......................      (17,163)         --              258                3,209
                                                --------        ----         --------             --------
Net realized and unrealized gain (loss)
 on investments ...........................      (17,178)         --              258               24,841
                                                --------        ----         --------             --------
Net increase (decrease) in net assets
 resulting from operations ................     $ (7,784)         --         $    362             $ 24,066
                                                ========        ====         ========             ========


____________
 *From May 1, 2000 (commencement of operations).
**From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years and Periods ended December 31,


                                                            V.A. Mid Cap                 V.A. Bond Fund
                                                          Growth Subaccount                Subaccount
                                                     ---------------------------   ---------------------------
                                                         2000           1999           2000            1999
                                                     ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $   (31,673)   $   (13,339)   $   293,792    $   270,336
 Net realized gains (losses) .....................       644,138         27,455       (143,294)       (62,203)
 Net unrealized appreciation (depreciation) during
  the period .....................................    (1,895,426)       796,182        438,564       (292,585)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................    (1,282,961)       810,298        589,062        (84,452)
From policyholder transactions:
 Net premiums from policyholders .................     6,615,194      1,731,146      3,243,532      2,981,511
 Net benefits to policyholders ...................    (1,924,762)      (385,816)    (2,254,133)    (2,184,890)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................     4,690,432      1,345,330        989,399        796,621
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets ............     3,407,471      2,155,628      1,578,461        712,169
Net assets at beginning of period ................     2,767,667        612,039      5,645,935      4,933,766
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 6,175,138    $ 2,767,667    $ 7,224,396    $ 5,645,935
                                                     ===========    ===========    ===========    ===========


                                                           V.A. Core Equity                 V.A. Large Cap
                                                              Subaccount                   Growth Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999            2000             1999
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    613,425    $    361,717    $    171,874    $    138,753
 Net realized gains ..............................      1,479,090         648,748         614,372         391,024
 Net unrealized appreciation (depreciation) during
  the period .....................................     (4,166,109)      1,391,748      (3,627,984)        814,057
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (2,073,594)      2,402,213      (2,841,738)      1,343,834
From policyholder transactions:
 Net premiums from policyholders .................      6,628,033      13,394,061       2,268,020       5,561,690
 Net benefits to policyholders ...................     (9,363,207)     (3,866,236)     (4,294,314)     (1,240,497)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................     (2,735,174)      9,527,825      (2,026,294)      4,321,193
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets ............     (4,808,768)     11,930,038      (4,868,032)      5,665,027
Net assets at beginning of period ................     25,649,360      13,719,592      10,104,703       4,439,676
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $ 20,840,592    $ 25,649,630    $  5,236,671    $ 10,104,703
                                                     ============    ============    ============    ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                          V.A. Relative Value         V.A. Financial Industries
                                                              Subaccount                      Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999            2000            1999
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $  7,168,869    $    618,754    $   (254,326)   $    (41,730)
 Net realized gains ..............................      1,619,900         356,295         541,200         890,410
 Net unrealized appreciation (depreciation) during
  the period .....................................    (10,019,858)      5,545,194       6,097,683        (910,165)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (1,231,089)      6,520,243       6,384,557         (61,485)
From policyholder transactions:
 Net premiums from policyholders .................      6,905,243       7,096,150      11,733,495       7,121,092
 Net benefits to policyholders ...................     (5,638,805)     (2,325,732)     (8,650,020)     (9,683,665)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................      1,266,438       4,770,418       3,083,475      (2,562,573)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets ............         35,349      11,290,661       9,468,032      (2,624,058)
Net assets at beginning of period ................     19,356,319       8,065,658      25,732,605      28,356,663
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $ 19,391,668    $ 19,356,319    $ 35,200,637    $ 25,732,605
                                                     ============    ============    ============    ============




                                                        V.A. High Yield Bond           V.A. International
                                                             Subaccount                    Subaccount
                                                     --------------------------    --------------------------
                                                        2000           1999           2000           1999
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $   383,322    $   304,176    $    82,543    $    76,064
 Net realized gains (losses) .....................      (135,313)      (220,977)       108,198         60,660
 Net unrealized appreciation depreciation) during
  the period .....................................      (442,770)       259,888     (1,203,770)       580,016
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................      (194,761)       343,087     (1,013,029)       716,740
From policyholder transactions:
 Net premiums from policyholders .................       628,179      1,344,934      1,061,661        622,148
 Net benefits to policyholders ...................    (1,068,121)    (1,280,199)      (705,237)      (473,804)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................      (439,942)        64,735        356,424        148,344
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets ............      (634,703)       407,822       (656,605)       865,084
Net assets at beginning of period ................     3,072,053      2,664,231      3,219,478      2,354,394
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 2,437,350    $ 3,072,053    $ 2,562,873    $ 3,219,478
                                                     ===========    ===========    ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                         V.A. Regional Bank             V.A. Small Cap Growth
                                                              Subaccount                      Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999            2000             1999
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $     61,065    $    213,335    $    486,191    $    146,829
 Net realized gains (losses) .....................       (660,806)       (193,751)      1,476,576         216,562
 Net unrealized appreciation (depreciation) during
  the period .....................................      1,422,684        (772,652)     (6,107,974)      3,051,045
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................        822,943        (753,068)     (4,145,207)      3,414,436
From policyholder transactions:
 Net premiums from policyholders .................        572,457       5,431,949       9,503,896       4,164,485
 Net benefits to policyholders ...................     (4,984,396)     (3,221,089)     (4,461,785)     (1,378,195)
                                                     ------------    ------------    ------------    ------------
Net increase in net assets esulting from
 policyholder transactions .......................     (4,411,939)      2,210,860       5,042,111       2,786,290
                                                     ------------    ------------    ------------    ------------
Net increase in net assets .......................     (3,588,996)      1,457,792         896,904       6,200,726
Net assets at beginning of period ................     11,697,860      10,240,068       9,894,703       3,693,977
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $  8,108,864    $ 11,697,860    $ 10,791,607    $  9,894,703
                                                     ============    ============    ============    ============


                                                           V.A. Money Market                V.A. Strategic Income
                                                               Subaccount                        Subaccount
                                                     ------------------------------    ------------------------------
                                                         2000             1999             2000             1999
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $     727,031    $     354,615    $     966,236    $     557,933
 Net realized gains (losses) .....................              --               --         (187,824)        (183,540)
 Net unrealized appreciation (depreciation) during
  the period .....................................              --               --         (750,635)         (98,330)
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations .................................         727,031          354,615           27,777          276,063
From policyholder transactions:
 Net premiums from policyholders .................     159,943,371       21,531,482        7,102,673        4,523,002
 Net benefits to policyholders ...................    (140,215,885)     (17,611,645)      (2,558,930)      (3,288,816)
                                                     -------------    -------------    -------------    -------------
Net increase in net assets resulting from
 policyholder transactions .......................      19,727,486        3,919,837        4,543,743        1,234,186
                                                     -------------    -------------    -------------    -------------
Net increase in net assets .......................      20,454,517        4,274,452        4,571,520        1,510,249
Net assets at beginning of period ................      12,976,232        8,701,780        8,651,569        7,141,320
                                                     -------------    -------------    -------------    -------------
Net assets at end of period ......................   $  33,430,749    $  12,976,232    $  13,223,089    $   8,651,569
                                                     =============    =============    =============    =============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                       V.A. Sovereign Investors             V.A. 500 Index
                                                              Subaccount                      Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999            2000            1999
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $     36,279    $     91,301    $    (17,414)   $    101,697
 Net realized gains ..............................        682,568         574,386       1,285,318         912,346
 Net unrealized appreciation (depreciation) during
  the period .....................................     (1,341,156)        (54,923)     (3,171,130)      2,176,646
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................       (622,309)        610,764      (1,903,226)      3,190,689
From policyholder transactions:
 Net premiums from policyholders .................      7,212,869      11,000,344       1,600,830       7,658,377
 Net benefits to policyholders ...................     (9,862,208)     (3,918,644)     (6,562,546)     (5,169,074)
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................     (2,649,339)      7,081,700      (4,961,716)      2,489,303
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets ............     (3,271,648)      7,692,464      (6,864,942)      5,679,992
Net assets at beginning of period ................     28,470,862      20,778,398      20,326,937      14,646,945
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $ 25,199,214    $ 28,470,862    $ 13,461,995    $ 20,326,937
                                                     ============    ============    ============    ============


                                                               Large Cap Growth               Fundamental Growth
                                                                  Subaccount                      Subaccount
                                                         ----------------------------    ----------------------------
                                                             2000            1999*           2000            1999*
                                                         ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ...............................   $    199,083    $    204,817    $    752,222    $     24,523
 Net realized gains (losses) .........................          2,252           4,064         (61,844)            636
 Net unrealized appreciation (depreciation) during the
  period .............................................       (518,306)        (39,265)     (1,962,613)         59,548
                                                         ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
 operations ..........................................       (316,971)        169,616      (1,272,235)         84,707
From policyholder transactions:
 Net premiums from policyholders .....................        382,168       1,256,716      10,838,233         483,471
 Net benefits to policyholders .......................        (78,649)        (49,958)     (2,373,094)             --
                                                         ------------    ------------    ------------    ------------
Net increase (decrease)  in net assets resulting from
 policyholder transactions ...........................        303,519       1,206,758       8,465,139         483,471
                                                         ------------    ------------    ------------    ------------
Net increase (decrease) in net assets ................        (13,452)      1,376,374       7,192,904         568,178
Net assets at beginning of period ....................      1,376,374              --         568,178              --
                                                         ------------    ------------    ------------    ------------
Net assets at end of period ..........................   $  1,362,922    $  1,376,374    $  7,761,082    $    568,178
                                                         ============    ============    ============    ============


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                      Aggressive Balanced     Emerging Markets Equity
                                                          Subaccount                Subaccount
                                                     ----------------------   -----------------------
                                                        2000        1999 *       2000         1999*
                                                     ---------    ---------   ---------    ----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $   3,406    $     166   $   5,408    $   4,733
 Net realized gains (losses) .....................       2,202          449      19,122          137
 Net unrealized appreciation (depreciation) during
  the period .....................................     (20,551)       1,348     (79,883)      34,601
                                                     ---------    ---------   ---------    ---------
Net increase (decrease) in net assets resulting
 from operations .................................     (14,943)       1,963     (55,353)      39,471
From policyholder transactions:
 Net premiums from policyholders .................     568,793       38,940      24,592      111,242
 Net benefits to policyholders ...................     (42,845)          --     (40,754)        (256)
                                                     ---------    ---------   ---------    ---------
Net increase (decrease)  in net assets resulting
 from policyholder transactions ..................     525,948       38,940     (16,162)     110,986
                                                     ---------    ---------   ---------    ---------
Net increase (decrease) in net assets ............     511,005       40,903     (71,515)     150,457
Net assets at beginning of period ................      40,903           --     150,457           --
                                                     ---------    ---------   ---------    ---------
Net assets at end of period ......................   $ 551,908    $  40,903   $  78,942    $ 150,457
                                                     =========    =========   =========    =========


                                                        International  Equity Index        International Equity
                                                                Subaccount                      Subaccount
                                                       -----------------------------    ---------------------------
                                                          2000              1999*           2000           1999*
                                                       -----------       -----------     -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................     $    11,348       $     4,687     $    53,864    $     1,534
 Net realized gains (losses) .....................           3,721            10,810        (135,575)           563
 Net unrealized appreciation (depreciation) during
  the period .....................................         (77,697)           32,774         (62,579)         8,780
                                                       -----------       -----------     -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................         (62,628)           48,271        (144,290)        10,877
From policyholder transactions:
 Net premiums from policyholders .................         152,590           277,327       8,291,108        123,222
 Net benefits to policyholders ...................         (41,240)          (89,445)     (6,419,031)            --
                                                       -----------       -----------     -----------    -----------
Net increase in net assets resulting from
 policyholder transactions .......................         111,350           187,882       1,872,077        123,222
                                                       -----------       -----------     -----------    -----------
Net increase in net assets .......................          48,722           236,153       1,727,787        134,099
Net assets at beginning of period ................         236,153                --         134,099             --
                                                       -----------       -----------     -----------    -----------
Net assets at end of period ......................     $   284,875       $   236,153     $ 1,861,886    $   134,099
                                                       ===========       ===========     ===========    ===========

_______________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                          Small Cap Growth                 Global Balanced
                                                             Subaccount                       Subaccount
                                                     ----------------------------   ----------------------------
                                                         2000            1999*          2000            1999*
                                                     ------------    ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $    886,393    $    111,428   $     21,772    $      7,796
 Net realized gains (losses) .....................     (1,257,468)         15,156         (6,456)           (172)
 Net unrealized appreciation (depreciation) during
  the period .....................................     (2,460,691)         62,053        (40,437)         (1,162)
                                                     ------------    ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (2,831,766)        188,637        (25,121)          6,462
From policyholder transactions:
 Net premiums from policyholders .................     39,428,646       1,072,534        721,321         130,219
 Net benefits to policyholders ...................    (27,867,346)             --        (41,452)             --
                                                     ------------    ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions .......................     11,561,300       1,072,534        679,869         130,219
                                                     ------------    ------------   ------------    ------------
Net increase in net assets .......................      8,729,534       1,261,171        654,748         136,681
Net assets at beginning of period ................      1,261,171              --        136,681              --
                                                     ------------    ------------   ------------    ------------
Net assets at end of period ......................   $  9,990,705    $  1,261,171   $    791,429    $    136,681
                                                     ============    ============   ============    ============


                                                           Mid Cap Growth                 Mid Cap Blend
                                                             Subaccount                    Subaccount
                                                     --------------------------    --------------------------
                                                        2000           1999*          2000           1999*
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $ 1,040,845    $   379,111    $    99,250    $       269
 Net realized gains (losses) .....................       697,760         68,369         50,669            145
 Net unrealized appreciation depreciation) during
  the period .....................................    (4,571,814)     1,028,929        (68,825)           913
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................    (2,833,209)     1,476,409         81,094          1,327
From policyholder transactions:
 Net premiums from policyholders .................     9,073,724      2,442,105      3,657,370         17,507
 Net benefits to policyholders ...................    (3,133,840)       (77,557)    (1,145,993)            --
                                                     -----------    -----------    -----------    -----------
Net increase  in net assets resulting from
 policyholder transactions .......................     5,939,884      2,364,548      2,511,377         17,507
                                                     -----------    -----------    -----------    -----------
Net increase in net assets .......................     3,106,675      3,840,957      2,592,471         18,834
Net assets at beginning of period ................     3,840,957             --         18,834             --
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 6,947,632    $ 3,840,957    $ 2,611,305    $    18,834
                                                     ===========    ===========    ===========    ===========

_____________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                          Large Cap Value             Large Cap Value Core
                                                             Subaccount                     Subaccount
                                                     --------------------------    --------------------------
                                                         2000          1999*          2000           1999*
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $    65,879    $    77,303    $    61,166    $    11,975
 Net realized gains (losses) .....................       (72,974)         8,864           (559)         4,424
 Net unrealized appreciation depreciation) during
  the period .....................................       145,590       (150,220)       178,695         (3,993)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................       138,495        (64,053)       239,302         12,406
From policyholder transactions:
 Net premiums from policyholders .................       325,193      1,517,278      4,648,112        941,609
 Net benefits to policyholders ...................      (407,847)       (41,234)      (249,156)            --
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................       (82,654)     1,476,044      4,398,956        941,609
                                                     -----------    -----------    -----------    -----------
Net increase in net assets .......................        55,841      1,411,991      4,638,258        954,015
Net assets at beginning of period ................     1,411,991             --        954,015             --
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 1,467,832    $ 1,411,991    $ 5,592,273    $   954,015
                                                     ===========    ===========    ===========    ===========


                                                         Large/Midcap Value               Mid Cap Value
                                                            Subaccount                      Subaccount
                                                     --------------------------    --------------------------
                                                         2000          1999*          2000           1999*
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    41,487    $     1,323    $    77,310    $    (1,924)
 Net realized gains (losses) .....................        (3,963)           477         21,866          1,115
 Net unrealized appreciation (depreciation) during
  the period .....................................       314,488          5,762         76,912         22,563
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................       352,012          7,562        176,088         21,754
From policyholder transactions:
 Net premiums from policyholders .................     3,179,247        670,515        221,402        648,029
 Net benefits to policyholders ...................      (136,682)        (1,221)      (243,976)        (2,847)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................     3,042,565        669,294        (22,574)       645,182
                                                     -----------    -----------    -----------    -----------
Net increase in net assets .......................     3,394,577        676,856        153,514        666,936
Net assets at beginning of period ................       676,856             --        666,936             --
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 4,071,433    $   676,856    $   820,450    $   666,936
                                                     ===========    ===========    ===========    ===========

___________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                        Small/Mid Cap Growth               Bond Index
                                                             Subaccount                    Subaccount
                                                     --------------------------    --------------------------
                                                         2000           1999*          2000          1999*
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $   340,111    $    38,808    $   112,153    $    11,173
 Net realized gains (losses) .....................        (6,890)           279         (1,744)        (4,107)
 Net unrealized appreciation (depreciation) during
  the period .....................................      (234,654)       (22,291)       121,604        (13,446)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................        98,567         16,796        232,013         (6,380)
From policyholder transactions:
 Net premiums from policyholders .................     7,534,085        263,646      3,188,456        825,658
 Net benefits to policyholders ...................    (5,102,768)            --       (399,412)       (50,662)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................     2,431,317        263,646      2,789,044        774,996
                                                     -----------    -----------    -----------    -----------
Net increase in net assets .......................     2,529,884        280,442      3,021,057        768,616
Net assets at beginning of period ................       280,442             --        768,616             --
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $ 2,810,326    $   280,442    $ 3,789,673    $   768,616
                                                     ===========    ===========    ===========    ===========


                                                     Large Cap Aggressive Growth        Small/Mid Cap CORE
                                                             Subaccount                     Subaccount
                                                     ----------------------------   ----------------------------
                                                         2000            1999*          2000            1999*
                                                     ------------    ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $     93,204    $      6,935   $     62,967    $     26,961
 Net realized gains ..............................         14,780           5,479         49,779             515
 Net unrealized appreciation (depreciation) during
  the period .....................................     (2,215,909)        150,635       (118,034)         11,983
                                                     ------------    ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (2,107,925)        163,049         (5,288)         39,459
From policyholder transactions:
 Net premiums from policyholders .................     10,394,930       1,971,822      3,067,120         299,047
 Net benefits to policyholders ...................       (437,336)             --     (1,601,103)             --
                                                     ------------    ------------   ------------    ------------
Net increase in net assets resulting from
 policyholder transactions .......................      9,957,594       1,971,822      1,466,017         299,047
                                                     ------------    ------------   ------------    ------------
Net increase in net assets .......................      7,849,669       2,134,871      1,460,729         338,506
Net assets at beginning of period ................      2,134,871              --        338,506              --
                                                     ------------    ------------   ------------    ------------
Net assets at end of period ......................   $  9,984,540    $  2,134,871   $  1,799,235    $    338,506
                                                     ============    ============   ============    ============

______________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                        Small/Mid Cap Value           Real Estate Equity
                                                            Subaccount                    Subaccount
                                                     --------------------------   --------------------------
                                                         2000          1999*         2000           1999*
                                                     -----------    -----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $   420,605    $     3,676   $    14,815    $     4,111
 Net realized gains (losses) .....................        13,323            380          (510)          (394)
 Net unrealized appreciation (depreciation) during
  the period .....................................      (120,310)         3,248        19,785        (11,928)
                                                     -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................       313,618          7,304        34,090         (8,211)
From policyholder transactions:
 Net premiums from policyholders .................     3,322,950        164,244       566,041        155,483
 Net benefits to policyholders ...................      (161,460)            --      (218,523)       (10,585)
                                                     -----------    -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions .......................     3,161,490        164,244       347,518        144,898
                                                     -----------    -----------   -----------    -----------
Net increase in net assets .......................     3,475,108        171,548       381,608        136,687
Net assets at beginning of period ................       171,548             --       136,687             --
                                                     -----------    -----------   -----------    -----------
Net assets at end of period ......................   $ 3,646,656    $   171,548   $   518,295    $   136,687
                                                     ===========    ===========   ===========    ===========




                                                              Managed                    Short Term Bond
                                                             Subaccount                    Subaccount
                                                     --------------------------    --------------------------
                                                         2000           1999*         2000           1999*
                                                     -----------    -----------    -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $    27,600    $    20,681    $    47,870    $     4,381
 Net realized gains (losses) .....................        (6,090)            69           (199)        (1,136)
 Net unrealized appreciation (depreciation) during
  the period .....................................       (23,225)        (7,818)        19,931         (1,509)
                                                     -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................        (1,715)        12,932         67,602          1,736
From policyholder transactions:
 Net premiums from policyholders .................        87,321        262,471      1,522,458        494,713
 Net benefits to policyholders ...................       (71,725)        (1,453)      (158,417)      (201,649)
                                                     -----------    -----------    -----------    -----------
Net increase in net assets resulting from
 policyholder transactions .......................        15,596        261,018      1,364,041        293,064
                                                     -----------    -----------    -----------    -----------
Net increase in net assets .......................        13,881        273,950      1,431,643        294,800
Net assets at beginning of period ................       273,950             --        294,800             --
                                                     -----------    -----------    -----------    -----------
Net assets at end of period ......................   $   287,831    $   273,950    $ 1,726,443    $   294,800
                                                     ===========    ===========    ===========    ===========

_______________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                        Small Cap Equity       International Opportunities
                                                           Subaccount                 Subaccount
                                                     ----------------------    ---------------------------
                                                        2000        1999*         2000             1999*
                                                     ---------    ---------    ---------         ---------
Increase (decrease) in net assets from operations:
 Net investment income ...........................   $   9,610    $   2,561    $  16,432         $  20,614
 Net realized gains (losses) .....................      (1,983)         398        1,875             1,016
 Net unrealized appreciation (depreciation) during
the period .......................................     (20,143)      (5,441)     (81,586)           54,814
                                                     ---------    ---------    ---------         ---------
Net increase (decrease) in net assets resulting
 from operations .................................     (12,516)      (2,482)     (63,279)           76,444
From policyholder transactions:
 Net premiums from policyholders .................     119,273      157,797      367,954           281,484
 Net benefits to policyholders ...................    (113,513)      (4,491)     (38,384)           (5,799)
                                                     ---------    ---------    ---------         ---------
Net increase in net assets resulting from
 policyholder transactions .......................       5,760      153,306      329,570           275,685
                                                     ---------    ---------    ---------         ---------
Net increase (decrease) in net assets ............      (6,756)     150,824      266,291           352,129
Net assets at beginning of period ................     150,824           --      352,129                --
                                                     ---------    ---------    ---------         ---------
Net assets at end of period ......................   $ 144,068    $ 150,824    $ 618,420         $ 352,129
                                                     =========    =========    =========         =========


                                                             Equity Index                 High Yield Bond
                                                              Subaccount                    Subaccount
                                                     ----------------------------   ----------------------------
                                                         2000            1999*          2000            1999*
                                                     ------------    ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    463,872    $    107,583   $    187,035    $      9,409
 Net realized gains (losses) .....................          8,571          11,982        (76,294)         (4,223)
 Net unrealized appreciation depreciation) during
  the period .....................................     (1,565,964)        162,297       (458,803)          2,983
                                                     ------------    ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (1,093,521)        281,862       (348,062)          8,169
From policyholder transactions:
 Net premiums from policyholders .................     10,673,048       3,497,871      4,075,859         679,878
 Net benefits to policyholders ...................       (956,842)             --     (1,235,654)        (41,461)
                                                     ------------    ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................      9,716,206       3,497,871      2,840,205         638,417
                                                     ------------    ------------   ------------    ------------
Net increase in net assets .......................      8,622,685       3,779,733      2,492,143         646,586
Net assets at beginning of period ................      3,779,733              --        646,586              --
                                                     ------------    ------------   ------------    ------------
Net assets at end of period ......................   $ 12,402,418    $  3,779,733   $  3,138,729    $    646,586
                                                     ============    ============   ============    ============

____________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                            Global Bond                    AIM V.I. Growth
                                                             Subaccount                      Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999*           2000            1999*
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $      4,625    $      2,156    $    410,150    $     (1,393)
 Net realized gains (losses) .....................           (898)              1          56,670           4,132
 Net unrealized appreciation depreciation) during
  the period .....................................          5,623          (3,305)     (4,485,671)         74,558
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................          9,350          (1,148)     (4,018,851)         77,297
From policyholder transactions:
 Net premiums from policyholders .................        188,951          87,233      19,000,094       1,133,361
 Net benefits to policyholders ...................       (196,027)           (776)       (993,367)             --
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from policyholder transactions ..................         (7,076)         86,457      18,006,727       1,133,361
                                                     ------------    ------------    ------------    ------------
Net increase in net assets .......................          2,274          85,309      13,987,876       1,210,658
Net assets at beginning of period ................         85,309              --       1,210,658              --
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $     87,583    $     85,309    $ 15,198,534    $  1,210,658
                                                     ============    ============    ============    ============


                                                           AIM V.I. Value                  MFS Growth Series
                                                             Subaccount                        Subaccount
                                                     ----------------------------    ----------------------------
                                                         2000            1999*           2000            1999*
                                                     ------------    ------------    ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    963,103    $     (4,667)   $    (52,069)   $      4,392
 Net realized gains ..............................         28,489          12,599          28,541          15,624
 Net unrealized appreciation (depreciation) during
  the period .....................................     (4,757,829)        193,862      (1,011,452)        187,158
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................     (3,766,237)        201,794      (1,034,980)        207,174
From policyholder transactions:
 Net premiums from policyholders .................     27,089,563       3,301,553      10,697,138       1,747,969
 Net benefits to policyholders ...................     (1,358,840)             --        (421,209)             --
                                                     ------------    ------------    ------------    ------------
Net increase in net assets resulting from
 policyholder transactions .......................     25,730,723       3,301,553      10,275,929       1,747,969
                                                     ------------    ------------    ------------    ------------
Net increase in net assets .......................     21,964,486       3,503,347       9,240,949       1,955,143
Net assets at beginning of period ................      3,503,347              --       1,955,143              --
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $ 25,467,833    $  3,503,347    $ 11,196,092    $  1,955,143
                                                     ============    ============    ============    ============

_______________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                      MFS New Discovery Series        MFS Research Series
                                                             Subaccount                   Subaccount
                                                     --------------------------   ---------------------------
                                                         2000          1999*          2000          1999*
                                                     -----------    -----------   -----------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    12,469    $     9,086   $   132,797    $      (930)
 Net realized gains (losses) .....................       102,631          6,090        38,500            135
 Net unrealized appreciation (depreciation) during
  the period .....................................      (614,335)        68,540      (871,728)        72,877
                                                     -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations .................................      (499,235)        83,716      (700,431)        72,082
From policyholder transactions:
 Net premiums from policyholders .................     7,053,861        474,152     7,719,427        798,942
 Net benefits to policyholders ...................      (715,490)            --      (381,255)            --
                                                     -----------    -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions .......................     6,338,371        474,152     7,338,172        798,942
                                                     -----------    -----------   -----------    -----------
Net increase in net assets .......................     5,839,136        557,868     6,637,741        871,024
Net assets at beginning of period ................       557,868             --       871,024             --
                                                     -----------    -----------   -----------    -----------
Net assets at end of period ......................   $ 6,397,004    $   557,868   $ 7,508,765    $   871,024
                                                     ===========    ===========   ===========    ===========


                                                      Fidelity VIP II Contrafund          Fidelity VIP Growth
                                                             Subaccount                       Subaccount
                                                     ----------------------------    -----------------------------
                                                         2000            1999*           2000            1999*
                                                     ------------    ------------    ------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $    382,412    $     (3,298)   $    279,910    $     (2,184)
 Net realized gains (losses) .....................        (94,759)          3,669         (11,244)         22,201
 Net unrealized appreciation (depreciation) during
  the period .....................................     (1,171,616)        217,181      (3,054,324)        147,113
                                                     ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from operations .................................       (883,963)        217,552      (2,785,658)        167,130
From policyholder transactions:
 Net premiums from policyholders .................     14,411,053       2,542,999      21,999,766       2,301,870
 Net benefits to policyholders ...................     (1,657,542)             --      (1,794,041)             --
                                                     ------------    ------------    ------------    ------------
Net increase in net assets resulting from
 policyholder transactions .......................     12,753,511       2,542,999      20,205,725       2,301,870
                                                     ------------    ------------    ------------    ------------
Net increase in net assets .......................     11,869,548       2,760,551      17,420,067       2,469,000
Net assets at beginning of period ................      2,760,551              --       2,469,000              --
                                                     ------------    ------------    ------------    ------------
Net assets at end of period ......................   $ 14,630,099    $  2,760,551    $ 19,889,067    $  2,469,000
                                                     ============    ============    ============    ============

_____________
*   From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and periods ended December 31,


                                                             Fidelity VIP                 Templeton                Templeton
                                                            Overseas Equity              International         Development Market
                                                              Subaccount                   Subaccount              Subaccount
                                                     -------------------------   ------------------------- -------------------------
                                                         2000          1999*         2000          1999*       2000          1999*
                                                     ------------   ----------   ------------   ---------- ------------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $     12,603   $    (361)   $     95,629   $    (352) $     (7,216)  $    (128)
 Net realized gains (losses) .....................       (955,307)      4,357        (150,606)        293      (303,338)        302
 Net unrealized appreciation (depreciation) during
  the period .....................................         34,836      33,997          95,967      22,323       (14,765)     13,174
                                                     ------------   ---------    ------------   ---------  ------------   ---------
Net increase (decrease) in net assets resulting
 from operations .................................       (907,868)     37,993          40,990      22,264      (325,319)     13,348
From policyholder transactions:
 Net premiums from policyholders .................     52,964,052     343,094      22,595,901     309,170     4,554,236     153,354
 Net benefits to policyholders ...................    (44,382,510)       (102)    (19,733,338)         --    (3,209,052)     (3,841)
                                                     ------------   ---------    ------------   ---------  ------------   ---------
Net increase in net assets resulting from
 policyholder transactions .......................      8,581,542     342,992       2,862,563     309,170     1,345,184     149,513
                                                     ------------   ---------    ------------   ---------  ------------   ---------
Net increase in net assets .......................      7,673,674     380,985       2,903,553     331,434     1,019,865     162,861
Net assets at beginning of period ................        380,985          --         331,434          --       162,861          --
                                                     ------------   ---------    ------------   ---------  ------------   ---------
Net assets at end of period ......................   $  8,054,659   $ 380,985    $  3,234,987   $ 331,434  $  1,182,726   $ 162,861
                                                     ============   =========    ============   =========  ============   =========

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      Years and Periods ended December 31,


                                                                                                     American
                                                                                                      Leaders     Janus Aspen
                                                                       Growth &                      Large Cap     Worldwide
                                                     V.A. Technology    Income         Core Bond       Value         Growth
                                                       Subaccount      Subaccount      Subaccount    Subaccount    Subaccount
                                                     ---------------   -----------    -----------   -----------   -----------
                                                          2000**         2000***        2000***       2000***       2000***
                                                     ---------------   -----------    -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................    $    (9,433)     $     9,394           --     $       104   $      (775)
 Net realized gains (losses) .....................          6,674              (15)          --            --          21,632
 Net unrealized appreciation (depreciation) during
  the period .....................................     (1,514,011)         (17,163)          --             258         3,209
                                                      -----------      -----------    -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations .................................     (1,516,770)          (7,784)          --             362        24,066
From policyholder transactions:
 Net premiums from policyholders .................      6,800,643          120,171    $    20,358        50,075     8,073,727
 Net benefits to policyholders ...................       (302,005)            --             --            --      (7,957,394)
                                                      -----------      -----------    -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions .......................      6,498,638          120,171         20,358        50,075       116,333
                                                      -----------      -----------    -----------   -----------   -----------
Net increase in net assets .......................      4,981,868          112,387         20,358        50,437       140,399
Net assets at beginning of period ................           --               --             --            --            --
                                                      -----------      -----------    -----------   -----------   -----------
Net assets at end of period ......................    $ 4,981,868      $   112,387    $    20,358   $    50,437   $   140,399
                                                      ===========      ===========    ===========   ===========   ===========

_______________
  *   From September 1, 1999 (commencement of operations).
 **   From May 1, 2000 (commencement of operations).
***   From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.  Organization

     John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was created and commenced operations on August 29, 1996. The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifty-six subaccounts. The assets of each subaccount are invested in shares of the corresponding Funds of John Hancock Funds' Declaration Trust, John Hancock Variable Series Trust I (the Trust) or of Other Outside Investment trusts (Outside Trusts). New subaccounts may be added as new Funds are added to the Trust or to the Outside Trusts, or as other investment options are developed, and made available to contractowners. The fifty-six Subaccounts of the Trust and the Outside Trusts which are currently available are V.A. Mid Cap Growth, V.A. Bond Fund (formerly, V.A. Bond Index), V.A. Core Equity, V.A. Large Cap Growth, V.A. Relative Value (formerly V.A. Large Cap Value), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Large Cap Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aggressive Balanced, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, High Yield Bond, Global Bond (formerly Strategic Bond), AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund (formerly, VIP II Contrafund), Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP Overseas Equity (formerly, VIP Overseas Equity), Templeton International, Templeton Development Market, V.A. Technology, Growth & Income, Core Bond, American Leaders Large Cap Value, and Janus Aspen Worldwide Growth. Each subaccount has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2.  Significant accounting policies

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

 Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Trust and the Outside Trusts are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Trust shares are determined on the basis of identified cost.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

2.  Significant Accounting Policies (continued)

 Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

     JHVLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .90% to 1.25% (Declaration Trust is .90%, Patriot Annuity is 1.15%, and the Revolution Annuity is 1.25%), depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3.  Transaction With Affiliates

     John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for certain of the Funds.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund, John Hancock Advisers, Inc. or John Hancock.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4.  Details of Investments

  The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and Outside Trust at December 31, 2000 were as follows:


                                        Shares
Subaccount                               Owned           Cost            Value
--------------------------------------------------------------------------------
V.A. Mid Cap Growth ............         409,221     $ 7,247,911     $ 6,175,138
V.A. Bond Fund .................         702,079       7,084,961       7,224,396
V.A. Core Equity ...............       1,189,535      21,756,933      20,840,592
V.A. Large Cap Growth ..........         509,900       7,334,336       5,236,671
V.A. Relative Value ............       1,822,525      23,053,818      19,391,668
V.A. Financial Industries ......       1,919,337      28,834,253      35,200,637
V.A. High Yield Bond ...........         364,873       2,926,193       2,437,350
V.A. International .............         234,695       3,038,280       2,562,873
V.A. Regional Bank .............         819,905       7,397,112       8,108,864
V.A. Small Cap Growth ..........         749,417      13,422,108      10,791,607
V.A. Money Market ..............      33,430,749      33,430,749      33,430,749
V.A. Strategic Income ..........       1,474,146      14,279,331      13,223,089
V.A. Sovereign Investors .......       1,606,068      24,429,228      25,199,214
V.A. 500 Index .................         830,475      13,046,309      13,461,995
Large Cap Growth ...............          72,163       1,920,493       1,362,922
Fundamental Growth .............         619,994       9,664,147       7,761,082
Aggressive Balanced ............          53,912         571,111         551,908
Emerging Markets Equity ........          11,784         124,224          78,942
International Equity Index .....          18,506         329,798         284,875
International Equity ...........         188,991       1,915,685       1,861,886
Small Cap Growth ...............         741,586      12,389,343       9,990,705
Global Balanced ................          85,330         833,028         791,429
Mid Cap Growth .................         445,332      10,490,517       6,947,632
Mid Cap Blend ..................         215,376       2,679,217       2,611,305
Large Cap Value ................         102,084       1,472,462       1,467,832
Large Cap Value CORE ...........         536,620       5,417,571       5,592,273
Large/Mid Cap Value ............         351,950       3,751,183       4,071,433
Mid Cap Value ..................          55,991         720,975         820,450

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4.  Details of Investments (continued)


                                          Shares
Subaccount                                 Owned          Cost           Value
--------------------------------------------------------------------------------
Small/Mid Cap Growth ..............        205,078    $ 3,067,171    $ 2,810,326
Bond Index ........................        389,014      3,681,515      3,789,673
Large Cap Aggressive Growth .......     10,494,215     12,049,814      9,984,540
Small/Mid Cap CORE ................        183,306      1,905,286      1,799,235
Small/Mid Cap Value ...............        311,587      3,763,718      3,646,656
Real Estate Equity ................         37,912        510,438        518,295
Managed ...........................         20,819        318,874        287,831
Short-Term Bond ...................        175,036      1,708,021      1,726,443
Small Cap Equity ..................         15,760        169,652        144,068
International Opportunities .......         52,182        645,192        618,420
Equity Index ......................        702,927     13,806,085     12,402,418
High Yield Bond ...................        428,052      3,594,549      3,138,729
Global Bond .......................          8,471         85,265         87,583
AIM V.I. Growth ...................        612,350     19,609,647     15,198,534
AIM V.I. Value ....................        932,546     30,031,800     25,467,833
MFS Growth Series .................        861,238     12,020,386     11,196,092
MFS New Discovery Series ..........        385,130      6,942,799      6,397,004
MFS Research Series ...............        360,998      8,307,616      7,508,765
Fidelity VIP II Contrafund ........        618,086     15,584,534     14,630,099
Fidelity VIP Growth ...............        457,220     22,796,278     19,889,067
Fidelity VIP Overseas Equity ......        403,945      7,985,826      8,054,659
Templeton International ...........        173,272      3,116,697      3,234,987
Templeton Development Market ......        226,578      1,184,317      1,182,726
V.A. Technology ...................        679,655      6,495,879      4,981,868
Growth & Income ...................                                      112,387
Core Bond .........................          1,970         20,358         20,358
American Leaders
Large Cap Value ...................          4,712         50,179         50,437
Janus Aspen
Worldwide Growth ..................          3,818        137,190        140,399

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4.  Details of Investments

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and the Outside Trust during 2000, were as follows:

Subaccount                                         Purchases              Sales
--------------------------------------------------------------------------------
V.A. Mid Cap Growth ....................        $  6,493,254        $  1,834,495
V.A. Bond Fund .........................           3,178,910           1,895,719
V.A. Core Equity .......................           5,226,145           7,347,894
V.A. Large Cap Growth ..................           2,139,338           3,993,757
V.A. Relative Value ....................          12,832,399           4,397,092
V.A. Financial Industries ..............           7,987,326           5,158,177
V.A. High Yield Bond ...................           1,032,550           1,089,169
V.A. International .....................           1,148,752             709,786
V.A. Regional Bank .....................             567,332           4,918,206
V.A. Small Cap Growth ..................           9,161,711           3,633,410
V.A. Money Market ......................         137,003,706         116,549,189
V.A. Strategic Income ..................           6,920,935           1,410,955
V.A. Sovereign Investors ...............           4,918,952           7,532,012
V.A. 500 Index .........................           1,296,810           6,275,940
Large Cap Growth .......................             636,432             133,830
Fundamental Growth .....................          11,337,601           2,120,240
Aggressive Balanced ....................             574,462              45,108
Emerging Markets .......................              54,144              64,898
International Equity Index .............             168,340              45,643
International Equity ...................           9,585,926           7,659,985
Small Cap Growth .......................          37,954,342          25,506,648
Global Balanced ........................             771,717              70,076
Mid Cap Growth .........................          10,378,847           3,398,117
Mid Cap Blend ..........................           3,846,785           1,236,159
Large Cap Value ........................             391,550             408,325
Large Cap Value CORE ...................           4,607,815             147,694
Large/Mid Cap Value ....................           3,401,515             317,463
Mid Cap Value ..........................             295,915             241,179

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

4.  Details of Investments (continued)

Subaccount                                          Purchases            Sales
--------------------------------------------------------------------------------
Small/Mid Cap Growth .......................       $ 7,919,723       $ 5,148,395
Bond Index .................................         3,594,556           693,359
Large Cap Aggressive Growth ................        10,243,531           192,732
Small/Mid Cap CORE .........................         3,499,739         1,970,755
Small/Mid Cap Value ........................         3,719,390           137,296
Real Estate Equity .........................           410,899            48,565
Managed ....................................           177,339           134,143
Short-Term Bond ............................         1,629,007           217,095
Small Cap Equity ...........................            99,108            83,738
International Opportunities ................           388,039            42,038
Equity Index ...............................        10,678,479           498,401
High Yield Bond ............................         4,130,304         1,103,064
Global Bond ................................            24,788            27,238
AIM V.I. Growth ............................        18,735,444           318,566
AIM V.I. Value .............................        27,053,170           359,344
MFS Growth Series ..........................        10,359,785           135,925
MFS New Discovery Series ...................         7,014,187           663,347
MFS Research Series ........................         7,695,218           224,248
Fidelity VIP II Contrafund .................        14,306,157         1,170,235
Fidelity VIP Growth ........................        21,270,194           784,560
Fidelity VIP Overseas Equity ...............        50,046,778        41,452,633
Templeton International ....................        22,205,954        19,247,761
Templeton Development Market ...............         4,635,553         3,297,583
V.A. Technology ............................         6,577,917            88,712
Growth & Income ............................           129,666               101
Core Bond ..................................            20,358                --
American Leaders Large Cap Value ...........            50,186                 7
Janus Aspen Worldwide Growth ...............         8,058,626         7,943,068

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

5.  Net Assets

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 2000 were as follows:


                                             Declaration #1              Declaration #2             Patriot Class #3
                                        -----------------------------------------------------------------------------------
                                        Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                                 Shares     Share Values     Shares     Share Values     Shares      Share Values
---------------------------------------------------------------------------------------------------------------------------
V.A. Mid Cap Growth                        261,051       $14.66       119,184        $14.77        36,141         $14.66
V.A. Bond Fund                             251,682        13.27        17,963         13.42        14,936          13.27
V.A. Core Equity                           659,025        18.80        70,934         19.00       118,815          18.80
V.A. Large Cap Growth                      373,487        10.50        82,707         10.62        45,424          10.50
V.A. Relative Value                        803,883        17.44        94,159         17.57       103,522          17.44
V.A. Financial Industries                1,113,582        17.90       115,989         18.06        59,272          17.90
V.A. High Yield Bond                       248,545         9.21         4,428          9.28         8,644           9.67
V.A. International                         202,673        12.11        11,201         12.24            --             --
V.A. Regional Bank                         685,911        10.15       113,888         10.22            --             --
V.A. Small Cap Growth                      498,355        14.91       158,137         15.07        59,434          14.91
V.A. Money Market                        3,861,716         1.18       246,884          1.18       455,211           1.18
V.A. Strategic Income                      421,240        12.64        32,680         12.78        55,045          12.64
V.A. Sovereign Investors                   820,704        15.94       153,599         16.11        83,507          15.93
V.A. 500 Index                             612,177        19.25        87,337         19.46            --             --
Large Cap Growth                                --           --            --            --        86,341           9.98
Fundamental Growth                              --           --            --            --            --             --
Aggressive Balanced                             --           --            --            --            --             --
Emerging Markets                                --           --            --            --         7,636          10.35
International Equity Index                      --           --            --            --        19,558          10.27
International Equity                            --           --            --            --            --             --
Small Cap Growth                                --           --            --            --            --             --
Global Balanced                                 --           --            --            --         5,357           9.12
Mid Cap Growth                                  --           --            --            --       154,934          13.85
Mid Cap Blend                                   --           --            --            --            --             --
Large Cap Value                                 --           --            --            --        80,984          11.38
Large Cap Value CORE                            --           --            --            --            --             --
Large/Mid Cap Value                             --           --            --            --            --             --
Mid Cap Value                                   --           --            --            --        23,039          13.23
Small/Mid Cap Growth                            --           --            --            --            --             --
Bond Index                                      --           --            --            --        19,106          10.64
Large Cap Aggressive Growth                     --           --            --            --            --             --
Small/Mid Cap CORE                              --           --            --            --        16,718         $12.36
Small/Mid Cap Value                             --           --            --            --            --             --
Real Estate Equity                              --           --            --            --         2,599          12.54
Managed                                         --           --            --            --        26,890          10.67
Short-Term Bond                                 --           --            --            --         6,207          10.84
Small Cap Equity                                --           --            --            --        16,236           8.60

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

5.  Net Assets (continued)

                                            Declaration #1               Declaration #2              Patriot Class #3
                                      -----------------------------------------------------------------------------------------
                                      Accumulation   Accumulation  Accumulation  Accumulation   Accumulation   Accumulation
Subaccount                               Shares      Share Values     Shares     Share Values      Shares      Share Values
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities                 --            --            --             --          50,459         10.66
Equity Index                                --            --            --             --         115,506         10.74
High Yield Bond                             --            --            --             --          10,644          9.11
Global Bond                                 --            --            --             --           8,203         10.68
AIM V.I. Growth                             --            --            --             --              --            --
AIM V.I. Value                              --            --            --             --              --            --
MFS Growth Series                           --            --            --             --              --            --
MFS New Discovery Series                    --            --            --             --              --            --
MFS Research Series                         --            --            --             --              --            --
Fidelity VIP II Contrafund                  --            --            --             --              --            --
Fidelity VIP Growth                         --            --            --             --              --            --
Fidelity VIP Overseas Equity                --            --            --             --              --            --
Templeton International                     --            --            --             --              --            --
Templeton Development Market                --            --            --             --              --            --
V.A. Technology                             --            --            --             --              --            --
Growth & Income                             --            --            --             --              --            --
Core Bond                                   --            --            --             --              --            --
American Leaders Large Cap
 Value                                      --            --            --             --              --            --
Janus Aspen Worldwide Growth                --            --            --             --              --            --
Growth                                      --            --            --             --              --            --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

5.  Net Assets (continued)

                                         Patriot Class #4            Revolution Class #5         Revolution Class #6
                                    ---------------------------------------------------------------------------------------
                                    Accumulation   Accumulation  Accumulation  Accumulation   Accumulation   Accumulation
Subaccount                             Shares      Share Values     Shares     Share Values      Shares      Share Values
---------------------------------------------------------------------------------------------------------------------------
V.A. Mid Cap Growth                      5,755        $14.77          --              --               --           --
V.A. Bond                               11,583         13.42          --          $11.13          246,318       $13.27
V.A. Core Equity                        16,466         19.00          --            9.82          249,798        18.79
V.A. Large Cap Growth                       --         10.61          --              --               --           --
V.A. Relative Value                     17,719         17.57          --            9.21          172,283         9.21
V.A. Financial Industries               13,558         18.06          --           13.22          642,376        17.90
V.A. High Yield Bond                     2,609          9.28          --              --               --           --
V.A. International                          --            --          --              --               --           --
V.A. Regional Bank                          --            --          --              --               --           --
V.A. Small Cap Growth                    9,813         15.07          --              --               --           --
V.A. Money Market                      917,357          1.18          --            1.05       18,376,039         1.18
V.A. Strategic Income                       --         12.78          --           10.33          535,897        12.64
V.A. Sovereign Investors                12,125         16.11          --           10.11          507,785        15.94
V.A. 500 Index                              --            --          --              --               --           --
Large Cap Growth                        49,959         10.03          --              --               --           --
Fundamental Growth                          --            --          --           14.76          525,081        14.74
Aggressive Balanced                         --            --          --           10.38           53,123        10.37
Emerging Markets                            --         10.40          --              --               --           --
International Equity Index               8,148         10.32          --              --               --           --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

5.  Net Assets (continued)

                                              Patriot Class #4          Revolution Class #5         Revolution Class #6
                                         Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
                                         -------------------------------------------------------------------------------------
Subaccount                                  Shares     Share Values     Shares     Share Values     Shares      Share Values
------------------------------------------------------------------------------------------------------------------------------
International Equity                            --            --          --          $10.25        181,982        $10.23
Small Cap Growth                                --            --          --           11.53        608,753         16.44
Global Balanced                                 --        $ 9.16          --            9.53         63,735         11.65
Mid Cap Growth                              20,511         13.92          --            7.12        629,910          7.11
Mid Cap Blend                                   --            --          --           13.02        199,410         13.01
Large Cap Value                             47,784         11.44          --              --             --            --
Large Cap Value CORE                            --            --          --           10.72        520,128         10.71
Large/Mid Cap Value                             --            --          --           11.70        347,760         11.68
Mid Cap Value                               38,768         13.30          --              --             --            --
Small/Mid Cap Growth                            --            --          --           11.34        136,439         20.47
Bond Index                                   9,826         10.66          --           11.03        327,502         10.63
Large Cap Aggressive Growth                     --            --          --            9.61      1,040,129          9.60
Small/Mid Cap CORE                           6,516         12.42          --           11.98        114,891         13.16
Small/Mid Cap Values                            --            --          --           13.89        241,338         13.87
Real Estate Equity                          11,730         12.61          --           10.95          1,766         10.95
Managed                                         --         10.72          --            9.73             89          9.73
Short-Term Bond                                 --         10.89          --           10.80        126,421         13.30
Small Cap Equity                                --          8.64          --            8.32            535          8.30
International Opportunities                  7,506         10.72          --              --             --            --
Equity Index                                79,917         10.79          --            9.97        507,320         20.22
High Yield Bond                              2,473          9.16          --            9.01        333,028          9.04
Global Bond                                     --         10.73          --           10.59             --         10.60
AIM V.I. Growth                                 --            --          --            9.67      1,551,758          9.66
AIM V.I. Value                                  --            --          --            9.94      2,548,369          9.92
MFS Growth Series                               --            --          --           11.47        971,077         11.45
MFS New Discovery Series                        --            --          --           14.80        431,090         14.77
MFS Research Series                             --            --          --           11.16        672,010         11.14
Fidelity VIP II Contrafund                      --            --          --           10.71      1,447,471         10.69
Fidelity VIP Growth                             --            --          --           10.59      1,875,307         10.57
Fidelity VIP Overseas
 Equity                                         --            --          --            9.98      1,107,608          9.97
Templeton International                         --            --          --           10.64        304,284         10.63
Templeton Development
 Market                                         --            --          --            7.97        149,334          7.96
V.A. Technology                                 --            --          --            7.29        679,427          7.28
Growth & Income                                 --            --          --            8.82         12,749          8.82
Core Bond                                       --            --          --           10.33             --         10.33
American Leaders Large Cap
 Value                                          --            --          --            9.96          3,016          9.96
Janus Aspen Worldwide
 Growth                                         --            --          --            9.04        128,709          9.04

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001




This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance
Company ("JHVLICO") on or before May 1, 2001 ("Product Prospectuses").   The
variable annuity contracts involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," or "REVOLUTION VARIABLE ANNUITY." This Supplement contains amendments to the Product Prospectuses and is accompanied with the applicable Series Fund's prospectus, or with a supplement to the applicable Series Fund's prospectus.


ADDITIONAL VARIABLE INVESTMENT OPTIONS

Contracts issued on or before December 31, 2000

  If your contract was issued on or before December 31, 2000, your contract currently enables you to invest in ten additional variable investment options:


VARIABLE INVESTMENT OPTION                                                    MANAGED BY
--------------------------                                                    ----------
------------------------------------------------------------------------------------------------------------------------
  V.A. Core Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Large Cap Value CORE/SM/ II   . . . . . . . . . . . . . . . . . . . . . .   Goldman Sachs Asset Management
  Mid Cap Blend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  V.A. Sovereign Investors. . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Templeton International Securities  . . . . . . . . . . . . . . . . . . .   Templeton Investment Counsel, Inc.
  Templeton Developing Markets Securities . . . . . . . . . . . . . . . . .   Templeton Asset Management, Ltd.
  Aggressive Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Active Bond II. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A.  Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------


Contracts issued between January 1, 2001 and April 30, 2001

  If your contract was issued between January 1, 2001 and April 30, 2001, your contract enables you to invest in eight additional variable investment options:


-------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                                     MANAGED BY
--------------------------                                                     ----------
  V.A. Core Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Mid Cap Blend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
                                                                               John Hancock Advisers, Inc.
  V.A. Sovereign Investors . . . . . . . . . . . . . . . . . . . . . . . . .
  Templeton International Securities . . . . . . . . . . . . . . . . . . . .   Templeton Investment Counsel, Inc.
  Templeton Developing Markets Securities  . . . . . . . . . . . . . . . . .   Templeton Asset Management, Ltd.
  Aggressive Balanced. . . . . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC
  V.A.  Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  V.A. Money Market  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------------


 PROD SUP-2 (5/01)

Series Funds

  If you select any of the additional variable investment options listed in this Supplement, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I , John Hancock Declaration Trust or the Franklin Templeton Variable Insurance Products Trust (Class 2). In the prospectus, the term "Series Funds" includes Franklin Templeton Variable Insurance Products Trust, and the term funds includes the investment options of a Series Fund corresponding to the additional variable investment options shown on the first page of this Supplement.

Changes to Variable Investment Options

 We may modify or delete any of these additional variable investment options in the future.

ANNUAL FUND EXPENSES AND NOTES TO ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 5 of the prospectus, and the accompanying notes to the Annual Fund Expenses Table, are supplemented with the following information:

                                                                                      Total Fund        Total Fund
                                     Investment  Distribution and  Other Operating    Operating          Operating
                                     Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                            ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I    (NOTE 1):
Large Cap Value CORE /SM// / II* .     0.75%           N/A              0.05%           0.80%             0.80%
Mid Cap Blend. . . . . . . . . . .     0.75%           N/A              0.10%           0.85%             1.04%
Aggressive Balanced. . . . . . . .     0.68%           N/A              0.10%           0.78%             0.89%
Active Bond II*. . . . . . . . . .     0.70%           N/A              0.05%           0.75%             0.75%

JOHN HANCOCK DECLARATION TRUST
 (NOTE 2):
V.A. Core Equity . . . . . . . . .     0.70%           N/A              0.15%           0.85%             0.85%
V.A. Sovereign Investors . . . . .     0.60%           N/A              0.12%           0.72%             0.72%
V.A. Bond. . . . . . . . . . . . .     0.50%           N/A              0.25%           0.75%             0.92%
V.A. Money Market. . . . . . . . .     0.50%           N/A              0.10%           0.60%             0.60%


FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS 2
 SHARES  (NOTE 6):
Templeton International Securities     0.67%          0.25%             0.20%           1.12%             1.12%
Templeton Developing Markets
 Securities  . . . . . . . . . . .     1.25%          0.25%             0.31%           1.81%             1.81%


Notes to Annual Fund Expenses
(1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses each of the five funds shown above when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Large Cap Value CORE/SM/ II and Active Bond II funds are annualized and calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE/SM/" is a service mark of Goldman, Sachs & Co./ /

* Large Cap Value CORE /SM// / II was formerly "American Leaders Large Cap Value" and Active Bond II was formerly "Core Bond."

(2) Percentages shown for the above John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of eachsuch fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

(6) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus.

  EXAMPLES

  The following tables supplement the examples contained in the prospectuses that show the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to a variable investment option, assuming a 5% annual return on assets (but not including any applicable premium taxes or any fees for optional riders). Actual expense may be greater or less than those shown.


Supplemental Examples - REVOLUTION ACCESS

   If you "surrender" (turn in) a REVOLUTION ACCESS variable annuity contract at the end of the applicable time period, you would pay:

                                                           1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
  V.A. Core Equity                                         $22      $69      $117     $252
------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                              $22      $67      $115     $247
------------------------------------------------------------------------------------------------
  Mid Cap Blend                                            $22      $69      $117     $252
------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors.                                $21      $65      $111     $239
------------------------------------------------------------------------------------------------
  Templeton International Securities                       $25      $77      $131     $280
------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                  $32      $97      $165     $346
------------------------------------------------------------------------------------------------
  Aggressive Balanced                                      $22      $66      $114     $245
------------------------------------------------------------------------------------------------
  Active Bond II                                           $21      $65      $112     $242
------------------------------------------------------------------------------------------------
  V.A.  Bond                                               $21      $65      $112     $242
------------------------------------------------------------------------------------------------
  V.A. Money Market                                        $20      $61      $105     $226
------------------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION ACCESS annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $22      $69      $117     $252
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $22      $67      $115     $247
-------------------------------------------------------------------------------
  Mid Cap Blend                           $22      $69      $117     $252
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $21      $65      $111     $239
-------------------------------------------------------------------------------
  Templeton International Securities      $25      $77      $131     $280
-------------------------------------------------------------------------------
  Templeton Developing Markets            $32      $97      $165     $346
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $22      $66      $114     $245
-------------------------------------------------------------------------------
  Active Bond II                          $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A.  Bond                              $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Money Market                       $20      $61      $105     $226
-------------------------------------------------------------------------------




Supplemental Examples - REVOLUTION EXTRA

   If you "surrender" (turn in) a REVOLUTION EXTRA variable annuity contract at the end of the applicable time period, you would pay:

                                                            1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
  V.A. Core Equity                                          $86      $134     $172     $261
-------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                               $85      $132     $169     $256
-------------------------------------------------------------------------------------------------
  Mid Cap Blend                                             $86      $134     $172     $261
-------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors                                  $85      $130     $165     $247
-------------------------------------------------------------------------------------------------
  Templeton International Securities                        $89      $142     $187     $289
-------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                   $96      $164     $224     $358
-------------------------------------------------------------------------------------------------
  Aggressive Balanced                                       $85      $132     $168     $254
-------------------------------------------------------------------------------------------------
  Active Bond II                                            $85      $131     $167     $251
-------------------------------------------------------------------------------------------------
  V.A.  Bond                                                $85      $131     $167     $251
-------------------------------------------------------------------------------------------------
  V.A. Money Market                                         $83      $126     $158     $234
-------------------------------------------------------------------------------------------------

  If you begin receiving payments under one of our REVOLUTION EXTRA annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------
  V.A. Core Equity                           $23      $ 71      $122     $261
-----------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                $22      $ 69      $119     $256
-----------------------------------------------------------------------------------
  Mid Cap Blend                              $23      $ 71      $122     $261
-----------------------------------------------------------------------------------
  V.A. Sovereign Investors                   $22      $ 67      $115     $247
-----------------------------------------------------------------------------------
  Templeton International Securities         $26      $ 79      $136     $289
-----------------------------------------------------------------------------------
  Templeton Developing Markets Securities    $33      $101      $171     $358
-----------------------------------------------------------------------------------
  Aggressive Balanced                        $22      $ 69      $118     $254
-----------------------------------------------------------------------------------
  Active Bond II                             $22      $ 68      $116     $251
-----------------------------------------------------------------------------------
  V.A.  Bond                                 $22      $ 68      $116     $251
-----------------------------------------------------------------------------------
  V.A. Money Market                          $20      $ 63      $108     $234
-----------------------------------------------------------------------------------




Supplemental Examples - REVOLUTION VALUE

  If you "surrender" (turn in) a REVOLUTION VALUE variable annuity contract at the end of the applicable time period, you would pay:

                                                              1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
  V.A. Core Equity                                            $85      $114     $144     $252
---------------------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                                 $85      $112     $141     $247
---------------------------------------------------------------------------------------------------
  Mid Cap Blend                                               $85      $114     $144     $252
---------------------------------------------------------------------------------------------------
  V.A. Sovereign Investors                                    $84      $110     $137     $239
---------------------------------------------------------------------------------------------------
  Templeton International Securities                          $88      $122     $158     $280
---------------------------------------------------------------------------------------------------
  Templeton Developing Markets Securities                     $95      $142     $192     $346
---------------------------------------------------------------------------------------------------
  Aggressive Balanced                                         $85      $111     $140     $245
---------------------------------------------------------------------------------------------------
  Active Bond II                                              $84      $110     $139     $242
---------------------------------------------------------------------------------------------------
  V.A.  Bond                                                  $84      $110     $139     $242
---------------------------------------------------------------------------------------------------
  V.A. Money Market                                           $83      $106     $131     $226
---------------------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION VALUE annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $22      $69      $117     $252
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $22      $67      $115     $247
-------------------------------------------------------------------------------
  Mid Cap Blend                           $22      $69      $117     $252
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $21      $65      $111     $239
-------------------------------------------------------------------------------
  Templeton International Securities      $25      $77      $131     $280
-------------------------------------------------------------------------------
  Templeton Developing Markets            $32      $97      $165     $346
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $22      $66      $114     $245
-------------------------------------------------------------------------------
  Active Bond II                          $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A.  Bond                              $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Money Market                       $20      $61      $105     $226
-------------------------------------------------------------------------------

Supplemental Examples - REVOLUTION

  If you "surrender" (turn in) a REVOLUTION variable annuity contract at the end of the applicable time period, you would pay:

                                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
  V.A. Core Equity                                $84      $110     $139     $242
---------------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II                     $84      $109     $136     $237
---------------------------------------------------------------------------------------
  Mid Cap Blend                                   $84      $110     $139     $242
---------------------------------------------------------------------------------------
  V.A. Sovereign Investors                        $83      $107     $132     $229
---------------------------------------------------------------------------------------
  Templeton International Securities              $87      $119     $153     $270
---------------------------------------------------------------------------------------
  Templeton Developing Markets Securities         $94      $139     $187     $336
---------------------------------------------------------------------------------------
  Aggressive Balanced                             $84      $108     $135     $235
---------------------------------------------------------------------------------------
  Active Bond II                                  $83      $107     $133     $232
---------------------------------------------------------------------------------------
  V.A.  Bond                                      $83      $107     $133     $232
---------------------------------------------------------------------------------------
  V.A. Money Market                               $82      $103     $126     $216
---------------------------------------------------------------------------------------



  If you begin receiving payments under one of our REVOLUTION annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------
  V.A. Core Equity                        $21      $65      $112     $242
-------------------------------------------------------------------------------
  Large Cap Value CORE/SM/ II             $21      $64      $110     $237
-------------------------------------------------------------------------------
  Mid Cap Blend                           $21      $65      $112     $242
-------------------------------------------------------------------------------
  V.A. Sovereign Investors                $20      $62      $106     $229
-------------------------------------------------------------------------------
  Templeton International Securities      $24      $74      $126     $270
-------------------------------------------------------------------------------
  Templeton Developing Markets            $31      $94      $160     $336
    Securities
-------------------------------------------------------------------------------
  Aggressive Balanced                     $21      $63      $109     $235
-------------------------------------------------------------------------------
  Active Bond II                          $20      $62      $107     $232
-------------------------------------------------------------------------------
  V.A.  Bond                              $20      $62      $107     $232
-------------------------------------------------------------------------------
  V.A. Money Market                       $19      $58      $100     $216
-------------------------------------------------------------------------------



MISCELLANEOUS

  The additional variable investment options shown above are each subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can I change my contract's investment allocations?" beginning on page 18 of the prospectus.)

CONDENSED FINANCIAL INFORMATION

   The following two pages contain selected data to supplement the Condensed Financial Information table in the applicable prospectus for REVOLUTION ACCESS,
REVOLUTION EXTRA or REVOLUTION VALUE variable annuity contracts.   Page 6 of
this Supplement contains information for variable annuity contracts issued by John Hancock. Page 7 of this Supplement contains information for variable annuity contracts issued by JHVLICO.

  No information is contained for REVOLUTION variable annuity contracts because none were issued as of December 31, 2000.

Revolution Access, Revolution Extra and Revolution Value variable annuity contracts issued by John Hancock

  The following selected data pertains to accumulation shares for the variable investment options held in John Hancock Variable Annuity Account H.

                                                                Period from
                                                Year Ended    August 10, 1999
                                               December 31,    to December 31,
                                                   2000             1999
                                               ------------   ----------------
 V.A. CORE EQUITY
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $20.49          $19.17
  End of period  . . . . . . . . . . . . . .        $18.80          $20.49
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       438,133          50,045
LARGE CAP VALUE CORE/SM/ II
 Accumulation share value:
 Beginning of period  (Note 1) . . . . . . .        $10.00              --
  End of period  . . . . . . . . . . . . . .         $9.96              --
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         2,157              --
MID CAP BLEND
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $11.11          $10.00
  End of period  . . . . . . . . . . . . . .        $13.01          $11.11
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       622,572          19,277
V.A. SOVEREIGN INVESTORS
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $16.19          $15.78
  End of period  . . . . . . . . . . . . . .        $15.94          $16.19
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .     1,008,781         146,207
TEMPLETON INTERNATIONAL  SECURITIES
 Accumulation share value (1):
 Beginning of period . . . . . . . . . . . .        $11.02          $10.00
  End of period  . . . . . . . . . . . . . .        $10.63          $11.02
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       502,345          33,891
TEMPLETON DEVELOPING MARKETS
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $11.86          $10.00
  End of period  . . . . . . . . . . . . . .         $7.96          $11.86
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       397,174          33,609
AGGRESSIVE BALANCED
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $10.66          $10.00
  End of period  . . . . . . . . . . . . . .        $10.37          $10.66
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       924,951         106,227
ACTIVE BOND II
 Accumulation share value:
 Beginning of period (Note 2)    . . . . . .        $10.00              --
  End of period  . . . . . . . . . . . . . .        $10.33              --
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .         1,002              --
V.A. BOND
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .        $12.01          $11.94
  End of period  . . . . . . . . . . . . . .        $13.27          $12.01
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .       919,245          48,019
 V.A. MONEY MARKET
 Accumulation share value:
 Beginning of period . . . . . . . . . . . .         $1.12           $1.11
  End of period  . . . . . . . . . . . . . .         $1.18           $1.12
 Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . .    29,168,132       5,076,900


  (1) Values shown for 2000 begin on November 1, 2000.

Revolution Access, Revolution Extra and Revolution Value variable annuity contracts issued by JHVLICO

  The following selected data pertains to accumulation shares for the variable investment options held in John Hancock Variable Annuity Account JF:

                                                                                             Period from
                                                                             Year Ended    August 10, 1999
                                                                            December 31,    to December 31,
                                                                                2000             1999
                                                                            ------------   ----------------
 V.A. CORE EQUITY
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $20.49              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $18.79              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .       249,798              --
LARGE CAP VALUE CORE/SM/ II
 Accumulation share value:
 Beginning of period  (Note 1). . . . . . . . . . . . . . . . . . . . . .        $10.00              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $9.96              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .         3,016              --
MID CAP BLEND
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.11          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.01          $11.11
 Number of Accumulation Shares outstanding at end of period . . . . . . .       199,410           1,696
V.A. SOVEREIGN INVESTORS
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $16.19          $15.78
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $15.94          $16.19
 Number of Accumulation Shares outstanding at end of period . . . . . . .       507,785         130,910
TEMPLETON INTERNATIONAL SECURITIES
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.02          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.63          $11.02
 Number of Accumulation Shares outstanding at end of period . . . . . . .       304,284          30,062
TEMPLETON DEVELOPING MARKETS
 Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.86          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $7.96          $11.86
 Number of Accumulation Shares outstanding at end of period . . . . . . .       149,334          13,735
AGGRESSIVE BALANCED
 Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.66          $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.37          $10.66
 Number of Accumulation Shares outstanding at end of period . . . . . . .        53,123           3,836
ACTIVE BOND II
 Accumulation share value:
 Beginning of period (Note 1)   . . . . . . . . . . . . . . . . . . . . .        $10.00              --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $10.33              --
 Number of Accumulation Shares outstanding at end of period . . . . . . .            --              --
V.A. BOND
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .        $12.01          $11.94
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $13.27          $20.49
 Number of Accumulation Shares outstanding at end of period . . . . . . .       246,318          51,454
 V.A. MONEY MARKET
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . .         $1.12           $1.11
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1.18           $1.12
 Number of Accumulation Shares outstanding at end of period . . . . . . .    18,376,039       1,379,705


  (1) Values shown for 2000 begin on November 1, 2000.

 THIS SUPPLEMENT IS ACCOMPANIED WITH THE APPLICABLE SERIES FUND'S PROSPECTUS, OR A SUPPLEMENT TO THE APPLICABLE SERIES FUND'S PROSPECTUS, THAT CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS FOR THE V.A. CORE EQUITY, LARGE CAP VALUE
CORE/SM/ II (FORMERLY "AMERICAN LEADERS LARGE CAP VALUE"),   MID CAP BLEND, V.A.
SOVEREIGN INVESTORS, TEMPLETON INTERNATIONAL SECURITIES, TEMPLETON DEVELOPING MARKETS, AGGRESSIVE BALANCED, ACTIVE BOND II (FORMERLY "CORE BOND"), V.A. BOND AND V.A. MONEY MARKET INVESTMENT OPTIONS. BE SURE TO READ THAT PROSPECTUS (OR PROSPECTUS SUPPLEMENT) BEFORE SELECTING THE CORRESPONDING INVESTMENT OPTION.


PROD SUP-2 (5/01)

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:
                                   WASHINGTON.

 Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in the state of Washington:

No Guarantee Periods or Market Value Adjustments

  The "guarantee periods" described in the prospectus are NOT available as investment options. You may allocate premiums and transfer contract value only to the variable investment options. All references to "guarantee periods" in the prospectus should be disregarded.

  No "market value adjustment" or "MVA" will be applied to contract proceeds. All references to these terms in the prospectus should be disregarded.

Revised enhanced death benefit rider

  The enhanced death benefit rider described in response to the question "What happens if the annuitant dies before my contract's date of maturity" is NOT available. Instead, if you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract as of any anniversary of your contract to date (prior to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value.
 For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.









 REVWASUPP 5/01

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001



 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY" and are sold through the above-referenced prospectuses in:
                                     Florida.

 Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in
Florida:

Revised and unavailable riders

  The waiver of withdrawal charge rider described in response to the question "How can I withdraw money from my contract?" does NOT provide a waiver of withdrawal charges if a "covered person" has been diagnosed with a critical illness. The waiver of withdrawal charge rider does provide benefits if a "covered person" satisfies the three conditions listed in the prospectus, subject to the terms and conditions of this benefit.

  The accumulated value enhancement rider described in response to the question "What other benefits can I purchase under a contract?" is NOT available.

Revised Market Value Adjustment

  We will calculate the Market Value Adjustment ("MVA") under a different formula then the formula shown in Appendix A.

  Here is how the revised Market Value Adjustment works:

------------------------------------------------------------------

 We compare

 . the guaranteed rate of the guarantee period from which the assets are being taken WITH

 . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.
------------------------------------------------------------------



  The factor we will use to compute the revised Market Value Adjustment is expressed by the following formula:

                                       n/12
                           (  1 + g   )    -1
                           (----------)
                           (1+c+0.0025)


 REVFLSUPP 5/01

   Revisions to Sample Calculations in Attachment A to the prospectus

  In Sample Calculation 1: Positive Adjustment, shown on page 44 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 42 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=413.58
                             [ (-------------)       ]
                             [ (1+0.07+0.0025)       ]


  The amount withdrawn or transferred (adjusted for market value adjustment) is:

                            $11,664 + $413.58 = $12,077.58
                                                ----------

  In Sample Calculation 2: Negative Adjustment, shown on page 45 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=652.18
                             [ (-------------)       ]
                             [ (1+0.09+0.0025)       ]

  The amount withdrawn or transferred (adjusted for market value adjustment) is

                             $11,664 - $652.18 = $11,011.82
                                                 ----------


  In Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest, shown on page 45 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 43 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=1,605.54
                             [ (-------------)       ]
                             [ (1+0.05+0.0025)       ]

      Since the market value adjustment exceeds the amount of excess interest of
                $1,055, the actual market value adjustment is $1,055.
                                                              -------

  In Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest, shown on page 46 in the Revolution Value Variable Annuity and Revolution Extra Variable Annuity prospectuses and on page 44 in the Revolution Access Variable Annuity prospectus, the MARKET VALUE ADJUSTMENT is:

                             [                60/12  ]
                    11,664 x [ (   1+0.08    )     -1]=1,142.61
                             [ (-------------)       ]
                             [ (1+0.10+0.0025)       ]


      Since the market value adjustment exceeds the amount of excess interest of
               $1,055, the actual market value adjustment is  -$1,055.
                                                              --------

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

     1. Condensed Financial Information

     2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account JF. (Part B)

     3. Statement of Operations, John Hancock Variable Annuity Account JF. (Part B)

     4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account JF. (Part B)

     5. Notes to Financial Statements, John Hancock Variable Annuity Account JF. (Part B)

     6. Statement of Financial Position, John Hancock Variable Life Insurance Company. (Part A)

     7. Summary of Operations and Unassigned Deficit, John Hancock Variable Life Insurance Company. (Part A)

     8. Statement of Cash Flows, John Hancock Variable Life Insurance Company. (Part A)

     9. Notes to Financial Statements, John Hancock Variable Life Insurance Company. (Part A)

(B) EXHIBITS:

   1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, previously filed on December 12, 1995.

   2.     Not Applicable.

   3. (a) Form of Distribution and Servicing Agreement among Signator Investors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075), filed on April 18, 1997.

      (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on form N-4 on November 17, 2000.

   4. (a) Form of group deferred variable annuity contract, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

      (b) Form of deferred variable annuity certificate, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

      (c) Reserved.

      (d) Form of waiver of withdrawal charge rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

      (e) Form of guaranteed retirement income benefit rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

      (f) Form of death benefit enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

      (g) Form of Accumulated value enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

   5. Form of contract application, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

   6. (a) Articles of Organization and By-Laws of John Hancock Variable Life Insurance Company incorporated by reference from Form S-1 Registration Statement of John Hancock Variable Life Insurance Company (File No. 33-62895) filed electronically on September 25, 1995.

   7.     Not Applicable.

   8. (a) Form of Responsibility and Cost Allocation Agreement Between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc. previously filed in Pre-Effective Amendment No. 1 to File
          No. 33-64947.

      (b) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment
          No. 1 to file No. 333-81127, on May 4, 2000.

      (c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (e) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (f) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, And John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

      (g) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Variable Life Insurance Company, filed in Post-Effective Amendment Number 9 to File No. 333-425, filed on November 1, 2000 , is hereby incorporated by reference.

   9. Opinion and consent of counsel as to legality of securities, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

   10.(a) Representation of counsel.

      (b) Consent of independent auditors.

      (c) Powers of Attorney for all directors except Ronald J. Bocage, Bruce M. Jones and Paul Strong, incorporated by reference from Form S-1 Registration Statement for John Hancock Variable Life Insurance Company (File No. 33-62895) filed September 25, 1995. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed on March 28, 1997. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, on May 4, 2000.

   11.    Not Applicable.

   12.    Not Applicable.

     13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on March 29, 2001.

     14.  Not Applicable.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


              Directors                        Position with Depositor
              ---------                        -----------------------
David F. D'Alessandro                  Chairman of the Board
Michele G. Van Leer                    Vice Chairman of the Board and President
Robert S. Paster                       Director and Vice President
Bruce M. Jones                         Director and Vice President
Paul Strong                            Director and Vice President
Robert R. Reitano                      Director, Vice President and Chief Investment Officer
Barbara L. Luddy                       Director, Vice President and Actuary
Ronald J. Bocage                       Director, Vice President and Counsel

Executive Officers
------------------
Earl W. Baucom                     Controller
Julie H. Indge                     Treasurer
Peter Scavongelli                  Secretary



The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust,
(the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

A diagram of the subsidiaries of JHMLICO is incorporated by reference from
Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 29, 1999.

ITEM 27.  NUMBER OF CONTRACT OWNERS

Registrant had 7,396 Contract Owners as of February 28, 2001.

ITEM 28.  INDEMNIFICATION

Pursuant to Article X of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) JHFI acts as principal underwriter, depositor, sponsor or investment adviser for the following investment companies:

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts I, JF, U, V and H, John Hancock Variable Life Accounts S, U, and V, and John Hancock Mutual Variable Life Insurance Account UV.
(b) In response to this item, the response to Item 25 is hereby incorporated by reference.
(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31(a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 188)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on the 1st day of May 1, 2001.

                       JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       (REGISTRANT)

                       By John Hancock Variable Life Insurance Company

                       By /s/MICHELE G. VAN LEER
                          ----------------------
                            Michele G. Van Leer
                            Vice Chairman and President

                       JOHN HANCOCK VARIABLE  LIFE INSURANCE COMPANY
                       (DEPOSITOR)

                       By /s/MICHELE G. VAN LEER
                          ----------------------
                            Michele G. Van Leer
                            Vice Chairman and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

 Name                                                Title                       Date
 ----                                                -----                       ----
/s/ EARL W. BAUCOM                                  Controller                   May 1, 2001
--------------------                                Principal Accounting
Earl W. Baucom                                      Officer)

/s/ JULIE H. INDGE                                  Treasurer (Principal         May 1, 2001
--------------------                                Financial Officer)
Julie H. Indge

/s/ MICHELE G. VAN LEER                             Vice Chairman and President  May 1, 2000
-----------------------
Michele G. Van Leer


as
Attorney-in-Fact
For:

David F. D'Alessandro                   Chairman of the Board
Robert S. Paster                        Director
Thomas J. Lee                           Director
Barbara L. Luddy                        Director
Ronald J. Bocage                        Director
Bruce M. Jones                          Director
Paul Strong                             Director
Robert R. Reitano                       Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.


                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                                 (REGISTRANT)

                 By: John Hancock Variable Life Insurance Company



                         By  /s/ MICHELE G. VAN LEER
                             -----------------------
                               Michele G. Van Leer
                               President and Vice Chairman


                          On behalf of the Registrant

                By John Hancock Variable Life Insurance Company
                                  (Depositor)


(SEAL)

                                 By  /s/ MICHELE VAN LEER
                                     --------------------
                                     Michele Van Leer
                                     Vice Chairman and President


Attest   /s/ PETER SCAVONGELLI
         ----------------------
         Peter Scavongelli
         Secretary